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                                                                    EXHIBIT 10.2


                           AIRCRAFT LEASE AGREEMENT
                                  (MSN 28760)



                                    between

              BOULLIOUN AIRCRAFT HOLDING COMPANY, INC., as Lessor

                                      and

                      FRONTIER AIRLINES, INC., as Lessee



                         Dated as of December 12, 1996



                       Relating to One B737-36Q Aircraft
                  Bearing Manufacturer's Serial Number 28760
                     Together with Two CFM56-3C-1 Engines



CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT AND IS BEING
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                           AIRCRAFT LEASE AGREEMENT
                                  (MSN 28760)


                               TABLE OF CONTENTS
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SECTION 1.  SCHEDULES 1 AND 2; GENERAL DEFINITIONS; CONSTRUCTION OF
TERMS..........................................................  1

   1.1  Schedule 1.............................................  1
   1.2  Certain Transaction Specific Definitions...............  1
   1.3  General Definitions....................................  1
   1.4  Construction...........................................  1

SECTION 2.  LEASE OF AIRCRAFT..................................  1

   2.1  Agreement to Lease.....................................  1
   2.2  Inspections............................................  1
          2.2.1  Delivery Inspection...........................  1
          2.2.2  Delivery Discrepancies........................  1
          2.2.3  Delivery Indemnity............................  1
   2.3  Changes in Delivery Date; Limitation of Lessor's
        Obligation to Deliver Aircraft.........................  1

SECTION 3.  LEASE TERM; RENT; SECURITY DEPOSIT; PAYMENTS.......  1

   3.1  Basic Lease Term.......................................  1
   3.2  Renewal Lease Term.....................................  1
   3.3  Basic Rent and Renewal Rent............................  1
   3.4  Supplemental Rent......................................  1
   3.5  Security Deposit.......................................  1
          3.5.1  Lessor's Interest in Security Deposit.........  1
          3.5.2  Return of Security Deposit....................  1
          3.5.3  Substitution of Letter of Credit..............  1
          3.5.4  Return of Letter of Credit....................  1
   3.6  Payments in General....................................  1
          3.6.1  Timing and Place of Payment...................  1
          3.6.2  Business Day Convention.......................  1
          3.6.3  Calculation of Interest.......................  1

SECTION 4.  CONDITIONS PRECEDENT...............................  1

   4.1  Agreements and Documents...............................  1
          4.1.1  Lease Agreement...............................  1
          4.1.2  Lease Supplement No. 1........................  1
          4.1.3  Insurance Documents...........................  1
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          4.1.4  Legal Opinion.................................  1
          4.1.5  Process Agent Letter..........................  1
          4.1.6  Assignment of Insurances......................  1
          4.1.7  Officer Certificate...........................  1
   4.2  Approved Maintenance Program...........................  1
   4.3  Truth and Performance..................................  1
          4.3.1  First Rent Payment Made.......................  1
          4.3.2  Security Deposit Paid or Letter of
                 Credit Delivered..............................  1
          4.3.3  Representations True..........................  1
          4.3.4  No Default....................................  1
   4.4  Section 1110...........................................  1
   4.5  Filing.................................................  1
   4.6  Delivery from Airframe Manufacturer....................  1
   4.7  Other Matters..........................................  1

SECTION 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS..........  1

   5.1  Lessor's Disclaimer; Representations and Warranties....  1
          5.1.1  Lessor's Disclaimer...........................  1
          5.1.2  Lessor's Representations and Warranties.......  1
   5.2  Lessee's Representations and Warranties................  1
          5.2.1  Continuing Representations and Warranties.....  1
          5.2.2  Initial Representations and Warranties........  1
          5.2.3  No Prejudice..................................  1

SECTION 6.  GENERAL COVENANTS..................................  1

   6.1  Lessor's Covenants.....................................  1
          6.1.1  Quiet Enjoyment...............................  1
          6.1.2  No Claims by Lessee...........................  1
   6.2  Lessee's Covenants.....................................  1
          6.2.1  Continuing Business; Merger,
                 Consolidation, Etc............................  1
          6.2.2  Reporting Requirements........................  1
          6.2.3  Liens.........................................  1
          6.2.4  Section 1110..................................  1

SECTION 7.  TITLE; REGISTRATION AND FILINGS; ETC...............  1

   7.1  Title to the Aircraft..................................  1
          7.1.1  Lessor as Owner...............................  1
          7.1.2  Lessee Not Owner..............................  1
          7.1.3  Title Vis a Vis Third Parties.................  1
   7.2  Registration and Filings; Etc..........................  1
          7.2.1  Register Aircraft.............................  1
          7.2.2  Recordation of Lease..........................  1
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          7.2.3  Further Actions...............................  1
          7.2.4  Geneva Convention.............................  1

SECTION 8.  POSSESSION.                                          1

   8.1  Subleasing.............................................  1
   8.2  Maintenance, Etc.......................................  1
   8.3  Installation of Engines on Other Airframes.............  1
   8.4  Wet Lease..............................................  1

SECTION 9.  INDEMNITIES........................................  1

   9.1  General Indemnity......................................  1
   9.2  Exceptions to General Indemnity........................  1
   9.3  Taxes..................................................  1
   9.4  Currency Indemnity.....................................  1
   9.5  Scope, Survival, Etc...................................  1
   9.6  Indemnities Payable on After-Tax Basis.................  1

SECTION 10. RISK OF LOSS, DESTRUCTION AND REQUISITION, ETC.....  1

   10.1  Risk of Loss..........................................  1
   10.2  Event of Loss With Respect to the Aircraft............  1
   10.3  Event of Loss With Respect to an Engine...............  1
   10.4  Requisition for Use of the Aircraft by
         any Government Entity.................................  1
   10.5  Application of Payments During
         Existence of Default.................................. 41

SECTION 11. INSURANCE..........................................  1

   11.1  Scope of Insurances...................................  1
          11.1.1  Liability Coverage...........................  1
          11.1.2  Hull Coverage................................  1
          11.1.3  War Hull and Liability Coverage..............  1
   11.2  Application of Proceeds of Hull Insurance.............  1
          11.2.1  Event of Loss................................  1
          11.2.2  Damage.......................................  1
   11.3  Application of Payments During Existence of a Default.  1
   11.4  Continuation of Liability Insurance...................  1
   11.5  Reports, Etc..........................................  1
   11.6  Self-Insurance........................................  1
   11.7  Change of Practice or Insurers........................  1
   11.8  Change of Circumstance................................  1
   11.9  Negative Undertakings.................................  1
   11.10 Failure to Insure.....................................  1
   11.11 Additional Insurance by Lessor........................  1

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SECTION 12.  EVENTS OF DEFAULT.                                  1

   12.1  Failure to Pay Scheduled Amounts......................  1
   12.2  Failure to Pay Demand Amounts.........................  1
   12.3  Insurance.............................................  1
   12.4  Return................................................  1
   12.5  Certain Covenants.....................................  1
   12.6  Other Covenants.......................................  1
   12.7  Representations and Warranties........................  1
   12.8  Voluntary Bankruptcy, Etc.............................  1
   12.9  Involuntary Bankruptcy, Etc...........................  1
   12.10 Illegality............................................  1
   12.11 Indebtedness or Lease Default.........................  1
   12.12 Government Action.....................................  1
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   12.13 Judgments........................................ ....  1
   12.14 Material Adverse Event................................  1

SECTION 13. REMEDIES...........................................  1

   13.1  Retake Possession.....................................  1
   13.2  Termination or Enforcement............................  1
   13.3  Application of Funds..................................  1
   13.4  Damages...............................................  1

SECTION 14. ASSIGNMENT OF LEASE................................  1

   14.1  Assignment by Lessor..................................  1
          14.1.1  Right to Assign..............................  1
          14.1.2  Cooperation and Limitations..................  1
          14.1.3  Absolute Transfer............................  1
          14.1.4  Transfer as Security.........................  1
   14.2  Assignment by Lessee..................................  1
   14.3  Successors and Assigns................................  1

SECTION 15. NO SETOFF, COUNTERCLAIM, ETC.......................  1

SECTION 16. FURTHER ASSURANCES, ETC............................  1

   16.1  Further Assurances....................................  1
   16.2  Lessor's Performance of Lessee's Obligations..........  1
   16.3  No Implied Waivers; Rights Cumulative.................  1

SECTION 17. CONFIDENTIALITY....................................  1

SECTION 18. GOVERNING LAW AND JURISDICTION..................... 59

   18.1  New York Law.......................................... 59
   18.2  Nonexclusive Jurisdiction in New York................. 59
   18.3  Service of Process.................................... 61

SECTION 19.  MISCELLANEOUS..................................... 61

   19.1  Amendments............................................ 61
   19.2  Severability.......................................... 61
   19.3  Counterparts.......................................... 61
   19.4  Chattel Paper......................................... 62
   19.5  Time of the Essence................................... 62
   19.6  Notices............................................... 62
   19.7  Entire Agreement...................................... 62

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                             SCHEDULES AND EXHIBITS
                             ----------------------


SCHEDULE 1 -- RETURN CONDITIONS

   SECTION 1.  GENERAL DEFINITIONS.............................  1

   SECTION 2.  MAINTENANCE; OPERATION; ETC.....................  1
      2.1  General Maintenance.................................  1

      2.2  Modifications and Other Maintenance.................  1
             2.2.1  Required Modifications.....................  1
             2.2.2  CPCP.......................................  1
             2.2.3  Repairs....................................  1
             2.2.4  Aviation Authority Communications..........  1
             2.2.5  Correction of Discrepancies................  1
             2.2.6  Approved Maintenance Performer.............  1
             2.2.7  Aviation Authority Approved Parts..........  1
             2.2.8  Maintenance of Non-"Engine."...............  1
      2.3  Replacement of Parts................................  1
             2.3.1  Replacement of Parts Required..............  1
             2.3.2  Ownership of Parts.........................  1
      2.4  Modifications.......................................  1
             2.4.1  Ability to Modify..........................  1
             2.4.2  No Obligation of Lessor to Pay............. 11
             2.4.3  Removal of Modification Part...............  1
             2.4.4  Reversal of Modification...................  1
             2.4.5  Title to Removed Modification Part.........  1
             2.4.6  Passenger Communication Equipment.......... 12
             2.4.7  Service Bulletin Kits......................  1
      2.5  Documentation.......................................  1
      2.6  Operation...........................................  1
      2.7  Insignia............................................  1
      2.8  Costs of Maintenance, Operation, Etc................ 15
             2.8.1  In General................................. 15
             2.8.2  Payment of Flight Charges..................  1
      2.9  Inspection..........................................  1
             2.9.1  Maintenance Schedule.......................  1
             2.9.2  Reasonable Inspections..................... 16
             2.9.3  No Duty to Inspect.........................  1

   SECTION 3.  MAINTENANCE RESERVE PAYMENTS.................... 17

      3.1  Maintenance Reserve Amounts......................... 17
             3.1.1  Maintenance Reserve Amounts................ 17
             3.1.2  Assumed Hour-to-Cycle Ratio Amount.........  1
             3.1.3  Reserve Inflation Factor................... 18
      3.2  Reimbursement.......................................  1
             3.2.1  Airframe Reimbursement.....................  1
             3.2.2  Engine Reimbursement.......................  1
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             3.2.3  APU Reimbursement..........................  1
             3.2.4  Landing Gear Reimbursement................. 19
      3.3  Account Balances....................................  1
      3.4  No Negative Balances................................  1
      3.5  Rights in Reserves..................................  1
      3.6  Payments............................................ 20

   SECTION 4.  RETURN OF THE AIRCRAFT..........................  1

      4.1  Date and Location of Return.........................  1
      4.2  Condition of Aircraft...............................  1
      4.3  Final Inspection....................................  1
      4.4  Operational Ground Check............................  1
      4.5  Demonstration Flight................................ 22
      4.6  Technical Acceptance................................  1
      4.7  Failure to Return Aircraft..........................  1
      4.8  Transition.......................................... 23
      4.9  Indemnity...........................................  1
      4.10 Storage Upon Return................................. 24
      4.11 Deferred Discrepancy Correction..................... 24


ANNEX 1 TO SCHEDULE 1 -- RETURN CONDITIONS

   SECTION 1.  CONDITION OF AIRFRAME AND ENGINES...............  1

      1.1  General Requirements................................  1
      1.2  Condition Permitting Commercial Operation...........  1
      1.3  Export Matters......................................  1
      1.4  Final Airframe Check................................  1
      1.5  ADs, Service Bulletins, Etc.........................  1
      1.6  Engine Condition....................................  1
             1.6.1  Engine Borescope...........................  1
             1.6.2  Full-Rated Performance.....................  1
      1.7  APU Condition.......................................  3
      1.8  Landing Gear Condition..............................  1
      1.9  Life Limited Parts..................................  1
      1.10 Tires and Brakes....................................  1
      1.11 Paint...............................................  1
      1.12 Service Bulletin Kits...............................  4
      1.13 Fuel and Oil........................................  4
      1.14 Lessee Certificate..................................  5

   SECTION 2.  AIRCRAFT DOCUMENTATION..........................  5

SCHEDULE 2 -- CERTAIN TRANSACTION SPECIFIC DEFINED TERMS
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    SECTION 1.  GENERAL DEFINITIONS............................  1

    SECTION 2.  BASIC RENT AND RENEWAL RENT....................  1

      2.1  Rent Amount.........................................  1
      2.2  Fair Market Rental..................................  1
      2.3  Renewal Rent Determination..........................  1

   SECTION 3.  AMOUNT OF SECURITY DEPOSIT......................  1

   SECTION 4.  TERMINATION OF LEASE PRIOR TO DELIVERY..........  1

      4.1  Termination Triggers................................  1
      4.2  Effect of Termination...............................  1
      4.3  Cooperation.........................................  1

SCHEDULE 3 -- DELIVERY CONDITIONS

SCHEDULE 4 -- NOTICE AND ACCOUNT INFORMATION

SCHEDULE 5 -- TAX MATTERS

   SECTION 1.  LESSEE LIABILITY................................  1

   SECTION 2.  EXCLUSIONS FROM LESSEE'S LIABILITY..............  1

   SECTION 3.  NO REDUCTION FOR WITHHOLDING, ETC...............  1

   SECTION 4.  REPORTS.........................................  1

   SECTION 5.  PAYMENT.........................................  1

EXHIBIT A -- LEASE SUPPLEMENT

EXHIBIT B -- FORM OF CERTIFICATE OF INSURANCE

EXHIBIT C -- FORM OF BROKER'S LETTER

EXHIBIT D -- FORM OF LEGAL OPINION

EXHIBIT E -- FORM OF ASSIGNMENT

   SECTION 1.  ASSIGNMENT......................................  1

   SECTION 2.  NOTICE TO INSURERS..............................  1

   SECTION 3.  RIGHTS OF LESSOR................................  1

   SECTION 4.  COUNTERPARTS....................................  1

   SECTION 5.  GOVERNING LAW...................................  1

EXHIBIT F -- FORM OF MONTHLY UTILIZATION REPORT
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EXHIBIT G -- FORM OF LETTER OF CREDIT

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

                           AIRCRAFT LEASE AGREEMENT
                                  (MSN 28760)

AIRCRAFT LEASE AGREEMENT (MSN 28760), dated as of December 12, 1996 (this "Lease Agreement"), between BOULLIOUN AIRCRAFT HOLDING COMPANY, INC., a Washington corporation ("Lessor"), and FRONTIER AIRLINES, INC., a Colorado corporation ("Lessee").

                                   RECITAL:

Lessee desires, upon the terms and conditions hereof, to lease the Aircraft (as defined below) from Lessor, and Lessor is willing, upon the terms and conditions hereof, to lease the Aircraft to Lessee.

                                  AGREEMENT:

In consideration of the foregoing premise, and for other good and valuable consideration the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1.  SCHEDULES 1 AND 2; GENERAL DEFINITIONS; CONSTRUCTION OF TERMS.

      1.1  SCHEDULE 1.

      Schedule 1 of this Lease Agreement is intended to be used by Lessee's and Lessor's aircraft operations personnel as a separate document containing the large majority of the provisions of this Lease Agreement related to the maintenance, operation and return of the Aircraft (and the definitions related thereto), but both Lessor and Lessee acknowledge that the respective legal rights and obligations of Lessor and Lessee are governed by this Lease Agreement (including Schedule 1) and the other Operative Documents as an entirety.

      The following terms are defined in Schedule 1:

AD
Aircraft Documentation
Airframe
Airframe Cycle
Airframe Flight Hour
Airworthiness Certificate
Approved Maintenance Performer
Approved Maintenance Program
APU

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Basic Shop Visit
Cabin
CPCP
Delivery Documentation
Engine

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Engine Cycle
Engine Flight Hour
External Repair
Final Inspection
Final Maintenance
Flight Charges
Follow-On Operator
Inspecting Party
Landing Gear
Landing Gear Overhaul
Major Checks
Major Modifications
Modification
Modification Parts
Obsolete Parts
Parts
Replacement Engine
Required Modifications
Reserves
Return
Return Acceptance Certificate
SB

      1.2  CERTAIN TRANSACTION SPECIFIC DEFINITIONS.

      Schedule 2 of this Lease Agreement is intended as a central short document containing the majority of the transaction specific terms and conditions, such as rent amounts and rent payment dates.

      The following terms are defined in Schedule 2:

Airframe Manufacturer
Airframe Manufacturer Purchase Agreement
Airframe Reserve Amount
APU Reserve Amount
Assumed Hour-to-Cycle Ratio
Aviation Authority
Basic Lease Term Termination Date
Business Day
Commitment Termination Date
Damage Notice Threshold
Delivery Location
Engine Life Limited Part Reserve Amount
Engine Manufacturer
Engine Overhaul Reserve Amount
Insurance Brokers

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Landing Gear Reserve Amount
Lessee Jurisdiction
Past Due Rate
Permitted Jurisdiction
Renewal Lease Term Termination Date
Rent Determination Request
Reserve Inflation Factor
Return Location
Scheduled Delivery Date
State of Registration
Stipulated Loss Value
Stipulated Deductible Amount
Stipulated Liability Coverage

      1.3  GENERAL DEFINITIONS.

      The following terms shall have the following meanings for all purposes of this Lease Agreement:

      "Absolute Transfer" has the meaning set forth in Section 14.1.3.

      "Affiliate" shall mean in relation to a Person, any other Person directly or indirectly controlling, controlled by or under common control with that Person.

      "Aircraft" shall mean, collectively, the Airframe and the Engines and, unless the context does not permit, the Aircraft Documentation.

      "Authorizations" shall mean each and every approval, waiver, authorization, consent, license, certificate or order of, or registration with, or requirement for the giving of prior notice to, or the taking of any action in respect of, the Aviation Authority or any other Government Entity having jurisdiction over Lessee, the operation of the Aircraft or any action or transaction contemplated hereby or by any Operative Document.

      "Basic Lease Term" shall mean the period described in Section 3.1.

      "Basic Rent" shall mean the rent payable during the Basic Lease Term with respect to the Aircraft pursuant to Section 3.3.

      "Basic Rent Payment Date" shall mean (i) the date one Business Day prior to the Delivery Date and (ii) the date in each

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calendar month during the Basic Lease Term after the Delivery Date numerically corresponding to the Delivery Date (or, if no corresponding date exists in any such calendar month, the last day of such month).

      "basis point" shall mean 1/100th of 1%.

      "contractual currency" shall have the meaning set forth in Section 9.4.

      "Default" shall mean any Event of Default or any condition, circumstance, act or event which, upon the giving of notice, the lapse of time and/or the fulfillment of any other condition would constitute or give rise to an Event of Default.

      "Delivery Date" shall mean the date, local time at the Delivery Location, on which the Aircraft is delivered by Lessor and accepted by Lessee pursuant to this Lease Agreement as such date is set forth in Lease Supplement No. 1.

      "Dollars" and "US$" mean the lawful currency of the United States of America.

      "Event of Default" has the meaning set forth in Section 12.

      "Event of Loss" shall mean, with respect to the Aircraft, the Airframe or any Engine, any of the following events, conditions or circumstances with respect to such property:

          (1) retention of possession of the Aircraft by Lessee for more than 60 days beyond the last day of the Lease Term without the express written consent or instructions of Lessor.

          (2) the destruction of or damage of such property which renders (a) repair of such property uneconomical or (b) such property permanently unfit for normal use by Lessee or Lessor.

          (3) any loss of or damage to such property or other occurrence which the insurers determine or agree to be a total loss .

          (4) the confiscation, condemnation, seizure, forfeiture, requisition or similar taking of the title to such property (for any reason whatsoever and whether de jure or de facto).

          (5)  the disappearance, hijacking or theft (including a

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confiscation, condemnation, seizure, forfeiture, requisition or similar taking of title or use not otherwise included in this definition) of such property which shall have resulted in the loss of possession or use of such property by Lessee for a period that continues until the earliest of (a) the date that is 60 days following the commencement of such loss of possession or use (or, if less, the remaining Lease Term) and (b) the date upon which the Aircraft is modified in such a manner as would render conversion of such property for use in normal commercial passenger service impractical or uneconomical.

          (6) the confiscation, condemnation, seizure, requisition or similar taking by any Government Entity or purported Government Entity (other than a requisition for use or hire by a Government Entity of the State of Registration or any political subdivision thereof) of use or hire of such property which shall have resulted in the loss of possession or use of such property by Lessee for a period that continues until the earliest of (a) the date that is 90 days following the commencement of such loss of property or use (or, if earlier, the last day of the Lease Term) and (b) the date upon which the Aircraft is modified in such a manner as would render conversion of such property for use in normal commercial passenger service impractical or uneconomical.

          (7) the requisition for use or hire by a Government Entity of the State of Registration which shall have resulted in the loss of possession or use of such property by Lessee for a period that continues until the earliest of (a) the last day of the Lease Term and (b) the date upon which the Aircraft is modified in such a manner as would render conversion of such property for use in normal commercial passenger service impractical or uneconomical.

          (8) as a result of any Law, the use of such property in the normal course of the business of air transportation of persons and/or cargo shall have been prohibited for a continuous period in excess of 180 days (or if less, the remaining Lease Term), unless Lessee, prior to the expiration of such period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit such use of such property by Lessee and so long as such use shall not have been prohibited for a continuous period in excess of 270 days (or if less, the remaining Lease Term), provided that at Lessor's option (to be exercised prior to the last day of the Lease Term), Lessor may waive such incipient event of loss and Lessee shall return the Aircraft in accordance with the terms and conditions

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of this Agreement and the other Operative Documents).

          (9) any divestiture or impairment of any right, title or interest of Lessor in or to an Engine as a result of the installation of such Engine on any other airframe in violation of Section 8.

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. An Event of Loss with respect to one or more Engines without loss of the Airframe shall not be deemed an Event of Loss with respect to the Aircraft.

      "Expense" shall mean any liabilities, obligations, losses (including any loss, premium, penalty, termination fee or other cost or expense which may be incurred, directly or indirectly, in the early termination of this Agreement or any other Operative Document or in repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole or in part to Lessor's financing of the Aircraft), damages (including damages for loss of life, injury to persons or damage to any property), penalties, fines, sanctions, claims (whether fraudulent, groundless, false or not), actions, suits, judgments, legal proceedings (whether civil or criminal), investigations, Taxes, costs, disbursements and expenses (including reasonable legal fees and expenses, costs of investigation and related expenses) of every kind and nature whatsoever (including any liability, obligation or claim arising in contract or tort, whether or not arising from the negligence, actual, implied or imputed, active or passive, or absolute or strict liability of an Indemnified Party, Airframe Manufacturer or any other Person or under any other theory) (but excluding any liability, obligation or claim for any other incidental and consequential damages).

      "Financing Party" shall mean (1) each Person, if any, providing, directly or indirectly, equity financing or refinancing related to the purchase price of the Aircraft, as identified by Lessor to Lessee from time to time, and (2) the Security Agent, if any.

      "Force Majeure" shall mean delay or nonperformance due to or arising out of acts of God or public enemy, civil war, insurrection or riot, fire, flood, explosion, earthquake, accident, epidemic, quarantine restriction, any act of government, governmental priority, allocation, regulation or order affecting, directly or indirectly, the Aircraft, Lessor,

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Airframe Manufacturer or Engine Manufacturer or any materials or facilities, strike or labor dispute causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure equipment, data or materials from suppliers in a timely manner, any other "Excusable Delay" as defined in the Airframe Manufacturer Purchase Agreement or any other cause to the extent that such cause is beyond the control of Lessor whether above mentioned or not and whether or not similar to the foregoing.

      "GAAP" shall mean generally accepted accounting principles in Lessee Jurisdiction, as such principles may at any time or from time to time be varied by any applicable financial accounting rules and, with respect to any Person, shall mean such principles applied on a basis consistent with prior periods.

      "Government Entity" shall mean (1) any national, state or local government of any country or any international authority (including in each case, any central bank or fiscal, tax or monetary authority), (2) any board, commission, department, division, instrumentality, court, agency, territory, possession or political subdivision of any entity described in clause (1) above, however constituted, (3) any association, organization or institution of which any entity described in clause (1) or (2) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant and
(4) any taxing authority of any entity described in clause (1), (2) or (3) above.

      "Indebtedness" shall mean all obligations of Lessee that would, in accordance with GAAP, be shown as a liability on Lessee's balance sheet, and in any footnotes or notations thereto, including (1) obligations for the repayment of monies borrowed or raised, (2) obligations under finance leases, hire-purchase arrangements, conditional sale agreements and other obligations for the deferred purchase price of property, (3) guarantees, direct or indirect, of the obligations of any other Person, including any such obligations secured by a Lien on any property of Lessee, (4) indemnity and reimbursement obligations, including any such obligations arising to any issuer of a letter of credit or similar instrument, and (5) obligations to purchase or otherwise acquire any indebtedness of, or to advance monies to or on behalf of, or make any investment in any other Person.

      "Indemnified Party" shall mean Lessor, its Affiliates, each Financing Party and the successors and permitted assigns of each of the foregoing and the directors, officers, corporate

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stockholders, partners, employees, servants and agents of each of the foregoing.

      "Insured Party" shall mean each Indemnified Party and, to the extent Airframe Manufacturer is indemnified hereunder or under any other Operative Document, Airframe Manufacturer.

      "Lease Supplement" shall mean a supplement to this Lease Agreement substantially in the form of Exhibit A, to be entered into between Lessor and Lessee on the Delivery Date, and any subsequent lease supplement entered into in accordance with the terms hereof.

      "Lease Supplement No. 1" shall mean Lease Supplement No. 1, dated the Delivery Date, between Lessor and Lessee in the form of Exhibit A.

      "Lease Term" shall mean the Basic Lease Term and, if any, the Renewal Lease Term.

      "Lessor Lien" shall mean any Lien over all or any part of the Aircraft arising as a result of any act or omission by Lessor.

      "Letter of Credit" has the meaning set forth in Section 3.3.5.3.

      "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance, hypothecation, lease, sublease, seizure, exercise of rights, security interest, judgment, writ, order or other claim or right of possession of any kind or nature whatsoever, however and wherever created or arising and whether or not consensual (including any agreement or arrangement to give or effect any of the foregoing and any conditional sale or other title retention agreement).

      "Material Adverse Effect" shall mean (1) as of any date, a material adverse change between the date hereof and such date, in the business, assets, financial condition or prospects of Lessee, or (2) the occurrence of any event or the existence of any circumstances that has or will, in Lessor's reasonable judgment, have a material adverse effect on (a) the ability of Lessee to carry on its business or to perform its obligations under any Operative Document to which it is or will be a party or (b) the rights or interests of Lessor under any Operative Document to which it is or will be a party.

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      "Operative Documents" shall mean this Lease Agreement, each Lease
Supplement, each document delivered by Lessee to Lessor pursuant to Section 4 and any other document which Lessor and Lessee agree is an "Operative Document".

      "Other Lease" shall mean any other aircraft lease agreement between (1) Lessor, or any Affiliate of Lessor, and (2) Lessee, or any Affiliate of Lessee.

      "Permitted Lien" shall mean any Lien referred to in Sections 6.2.3.1.1 through 6.2.3.1.5.

      "Person" shall mean any individual, corporation, trust, partnership, unincorporated association, joint venture, association, joint-stock company, government or Government Entity.

      "Rent" shall mean, collectively, Basic Rent, Renewal Rent and Supplemental Rent.

      "Renewal Lease Term" shall mean the period described in Section 3.2.

      "Renewal Rent" shall mean the rent payable during the Renewal Lease Term with respect to the Aircraft pursuant to Section 3.3.

      "Renewal Rent Payment Date" shall mean (1) the first day of the Renewal Lease Term and (2) the date in each calendar month during the Renewal Lease Term after the first day of the Renewal Lease Term corresponding to the first day of the Renewal Lease Term (or, if no corresponding date exists in any such calendar month, the last day of such month).

      "Rent Payment Date" shall mean a Basic Rent Payment Date and/or a Renewal Rent Payment Date, as the context may require.

      "Reserves" shall mean all amounts payable by Lessee pursuant to Section 3 of Schedule 1.

      "Secured Obligations" has the meaning set forth in Section 3.5.1.

      "Security Agent" shall mean the designated representative, howsoever denominated, of one or more of the Financing Parties, as such agent is identified by Lessor to Lessee from time to time.

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      "Security Assignment" has the meaning set forth in Section 14.1.4.

      "Security Deposit" has the meaning set forth in Section 3 of Schedule 2.

      "Security Transaction" has the meaning set forth in Section 14.1.4.

      "Successor" has the meaning set forth in Section 6.2.1.3.1.

      "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent and Renewal Rent) which Lessee assumes, agrees or otherwise becomes liable to pay to Lessor, any Indemnified Party or any other Person hereunder or under any of the other Operative Documents, including payments of or in respect of the Reserves, Stipulated Loss Value, Expenses, Taxes, interest accrued pursuant to Section 3.6 or other amounts payable under any indemnities.

      "Tangible Net Worth" shall mean, for any Person, the excess of the total assets (excluding goodwill, intangible assets and revaluation of fixed assets) over total liabilities of such Person, each determined in accordance with generally accepted accounting principles consistently applied.

      "Taxes" shall mean any and all present or future fees (including license, documentation and registration fees), taxes (including income, gross receipts, sales, rental, use, turnover, value-added, property (tangible or intangible), excise, franchise, capital, user, transfer, doing business and stamp taxes or duties), licenses, levies, imposts, duties, recording charges or fees, or other charges, assessments, deductions or withholdings of any nature whatsoever, together with any assessments, penalties, late payment charges, notary charges, fines, additions to tax or other similar liabilities with respect to any of the foregoing and interest on any of the foregoing.

      "Tax Indemnitee" shall mean Lessor, each Affiliate of Lessor and each Financing Party and any successor or assign of any of the foregoing and any Person that is a member of a group that files a consolidated or combined tax return that includes Lessor or such Financing Party.

      "Transaction Documents" has the meaning set forth in Section 3.5.1.

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      "U.S. Air Carrier" shall mean a commercial United States air carrier as to which there is in force an operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of U.S. Aviation Laws for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo and an operating certificate issued pursuant to Part 121 of the U.S. Aviation Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor.

      "U.S. Aviation Laws" shall mean the provisions of Subtitle VII of Title 49 of the U.S. Code, as amended from time to time, or any similar legislation of the United States enacted in substitution, replacement or supplement of all or any part of such subtitle, together with the U.S. Aviation Regulations.

      1.4  CONSTRUCTION.

         1.4.1 In this Lease Agreement and each other Operative Document, unless expressly provided otherwise, a reference to:

            1.4.1.1 Each of "Lessor" or "Lessee" or any other Person includes, without prejudice to the provisions of this Lease Agreement or any other Operative Document, any successor in interest to it and any permitted assignee and, in the case of any Government Entity, any Government Entity succeeding to all or any of its functions.

            1.4.1.2 The word "including" shall be construed as "including, without limitation."

            1.4.1.3 Words importing the plural include the singular and vice versa.

            1.4.1.4 Any document includes that document as amended, modified or supplemented from time to time in accordance with its terms, and any document entered into in substitution or replacement therefor.

            1.4.1.5 A "Law" (1) includes any statute, decree, constitution, regulation, decision, finding, order, rule, judgment or directive of any Government Entity, (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party having the force of law, (3) includes any judicial or administrative interpretation or application thereof binding upon the relevant party, (4) includes any guideline, directive, interpretation, rule or regulation of

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any Person having the force of law and (5) is a reference to any of the foregoing as amended, substituted, reissued or reenacted.

            1.4.1.6 The words "this Lease," "this Agreement," "this Lease Agreement," "hereby," "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in this Lease Agreement refer to this Lease Agreement as a whole including the Schedules and Exhibits, and all Annexes, Attachments and Supplements thereto, and not to any particular provisions of this Lease Agreement.

             1.4.1.7 A Section or an Exhibit or a Schedule is a reference to a section of, or an exhibit or a schedule to, this Lease Agreement.

         1.4.2 Headings used in this Lease Agreement and each other Operative Document are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Lease Agreement or such Operative Document.

   SECTION 2.  LEASE OF AIRCRAFT.

      2.1  AGREEMENT TO LEASE.

      Subject to satisfaction of the conditions set forth in Section 4 and to the provisions of this Section 2, Lessor hereby agrees to deliver the Aircraft to Lessee at the Delivery Location and to lease the Aircraft to Lessee, and Lessee hereby agrees to accept the Aircraft at the Delivery Location and to lease the Aircraft from Lessor, in each case, on the Scheduled Delivery Date and in the condition specified in Schedule 3, but otherwise in the "as is, where is" condition of the Aircraft, pursuant to the terms and conditions of this Lease Agreement and the other Operative Documents, the commencement of such leasing to be evidenced by the execution and delivery by Lessor and Lessee of Lease Supplement No. 1.

      2.2  INSPECTIONS.

         2.2.1  DELIVERY INSPECTION.

         Lessor shall use reasonable efforts to cause Airframe Manufacturer to permit Lessee to participate in a customer acceptance inspection and a customer acceptance flight conducted by Airframe Manufacturer under the Airframe Manufacturer Purchase Agreement, provided that Lessee shall have no right to direct

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Airframe Manufacturer and shall not interfere with the manufacturing process of the Aircraft in any way, except that at Lessee's written request, Lessor shall use reasonable efforts to cause Airframe Manufacturer to correct any discrepancies from the condition of the Aircraft as described in Schedule 3 discovered during such inspection and test flight. Lessee, at its own expense, shall participate in the final physical inspection and customer acceptance flight of the Aircraft under the Airframe Manufacturer Purchase Agreement (but shall not direct Airframe Manufacturer) and shall provide pilots and other crew and personnel for the customer acceptance flight. Upon delivery of the Aircraft to Lessor under the Airframe Manufacturer Purchase Agreement, the Lease Term shall automatically commence and no further or other inspections or demonstration flights shall be conducted by or for the benefit of Lessee and Lessee shall have no right to reject the Aircraft or refuse to deliver Lease Supplement No. 1 to Lessor.

         2.2.2  DELIVERY DISCREPANCIES.

         Any discrepancies from the condition of the Aircraft as described in
Schedule 3 which were identified by Lessee pursuant to Section 2.2.1 on or prior to the Delivery Date, and which were not corrected by Lessor or Airframe Manufacturer on or prior to the Delivery Date, shall be corrected by Lessee or its designee and Lessor shall reimburse Lessee at 100% of Lessee's reasonable actual cost for such correction, payable on demand. Such claim for reimbursement shall be Lessee's sole remedy for noncompliance, and Lessee shall not have the right to refuse acceptance of the Aircraft because of such discrepancies.

         2.2.3  DELIVERY INDEMNITY.

         Without limiting the provisions of Section 9 hereof, Lessee hereby assumes liability for and shall fully indemnify and hold harmless each Indemnified Party on demand and shall keep such Indemnified Party fully indemnified at all times and on an after-tax basis from and against all Expenses arising directly or indirectly from any injuries to or deaths of Lessee's representatives or loss of or damage to property of Lessee or their respective representatives or designees during the inspections described in this Section 2.2.

      2.3 CHANGES IN DELIVERY DATE; LIMITATION OF LESSOR'S OBLIGATION TO DELIVER AIRCRAFT.

      If, owing to (1) any of the conditions precedent specified

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in Section 4 not having been met or not having been waived by Lessor in accordance with Section 4, (2) any delay in the delivery of, or failure to deliver, the Aircraft to Lessor for whatsoever reason and/or (3) reasons of Force Majeure, the delivery of the Aircraft under this Lease Agreement shall be delayed beyond the Scheduled Delivery Date, then Lessee shall accept delivery of the Aircraft on the first Business Day after such date on which Lessor has possession of the Aircraft at the Delivery Location and all of such conditions precedent have been satisfied or waived in accordance with Section 4, provided that if delivery of the Aircraft under this Lease Agreement is delayed beyond the Commitment Termination Date, then either party hereto may, by written notice to the other, terminate this Lease Agreement and each other Operative Document, whereupon neither Lessor nor Lessee shall have any further obligation to the other hereunder or thereunder, except as otherwise expressly provided herein and except that Lessor shall be obligated to return the Security Deposit and any amounts of Basic Rent paid by Lessee prior to such termination. In the event of any such delay or any eventual termination of this Lease Agreement, neither Lessor nor Lessee shall be responsible for any losses, including loss of profit, costs or expenses arising therefrom suffered or incurred by the other. Notwithstanding the foregoing, (y) if such delay or failure is caused by a Default, Lessor shall have all the rights and remedies against Lessee described in Section 13, including the right to collect damages for Expenses or other amounts payable to Airframe Manufacturer under the Airframe Manufacturer Purchase Agreement in connection with any delay in delivery of the Aircraft, and shall not be obligated to return the Security Deposit or any amounts of Basic Rent paid by Lessee and (z) if Lessor shall delay or fail to deliver the Aircraft in breach of its obligations hereunder or under the other Operative Documents, Lessee shall have all rights provided by Law arising out of such breach, including the right to terminate this Lease Agreement and the other Operative Documents and to recover Expenses related to such breach and costs associated with paying a higher lease rental on any replacement aircraft.

   SECTION 3.  LEASE TERM; RENT; SECURITY DEPOSIT; PAYMENTS.

      3.1  BASIC LEASE TERM.

      The Basic Lease Term shall commence on the Delivery Date and, unless this Lease Agreement is terminated earlier pursuant to the provisions hereof, shall end on the Basic Lease Term Termination Date, provided that if the last day of the Basic Lease Term shall not be a Business Day, then the Basic Lease Term

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shall expire on the next preceding Business Day.

      3.2  RENEWAL LEASE TERM.

      Lessee shall have the option to extend the Lease Term * . Such option may be exercised only by delivery of (1) a Rent Determination Request (as defined in Section 2 to Schedule 2) on a timely basis and (2) written notice to Lessor at least 12 months prior to the then scheduled expiration of the Lease
Term electing to extend the Lease Term   *  , provided that Lessee may not
exercise such option at any time when an Event of Default has occurred and is continuing. The Renewal Lease Term shall end on the Renewal Lease Term Termination Date, provided that if the last day of the Renewal Lease Term shall not be a Business Day, then the Renewal Lease Term shall expire on the next preceding Business Day.

      3.3  BASIC RENT AND RENEWAL RENT.

      Lessee shall pay rent for the Aircraft in installments on each Basic Rent Payment Date during the Basic Lease Term and on each Renewal Rent Payment Date during the Renewal Lease Term, if any, in advance in immediately available Dollars. Each such installment shall be in an amount equal to the amount so specified in Section 2 of Schedule 2.

      3.4  SUPPLEMENTAL RENT.

      Lessee shall pay, or cause to be paid, promptly to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent when and as the same shall become due and owing. Lessee also shall pay to Lessor, or to whomsoever shall be entitled thereto, on demand, as Supplemental Rent, to the extent permitted by applicable Law, interest at the Past Due Rate on any Rent (including any interest accrued thereon pursuant to this Section 3 (compounded on a daily basis)) not paid when due for any period for which the same shall be overdue.

      3.5  SECURITY DEPOSIT.

         3.5.1  LESSOR'S INTEREST IN SECURITY DEPOSIT.

         The Security Deposit shall be held by Lessor to secure the timely payment and performance by Lessee of (1) its obligations hereunder and under each other Operative Document and (2) its obligations under each of the Other Leases and under each of the "Operative Documents" (howsoever denominated) related to

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the Other Leases) (such documents and agreements referred to in subclause (1)
and (2), collectively, the "Transaction Documents" and such obligations referred to in subclause (1) and (2), collectively, the "Secured Obligations"). The Security Deposit shall be held by Lessor as security for the timely and due and punctual payment by Lessee of the Secured Obligations and Lessee hereby assigns, transfers and pledges to Lessor, and hereby grants to Lessor, a first-priority security interest in the Security Deposit to secure such payment and such performance. Lessee shall not assign, transfer, pledge or otherwise dispose of any right, title or interest in or to the Security Deposit except as provided in the preceding sentence. Subject only to Sections 2.3 and 3.5.2, the Security Deposit may be assigned or pledged by Lessor to any Person. Any interest earned on the Security Deposit shall be for Lessor's sole account. If an Event of Default (hereunder or under any of the Other Leases) shall occur and be continuing, then in addition to any other rights Lessor may have under applicable Law as a secured party or otherwise, or under this Agreement or any other Transaction Document, Lessor or such Person, as the case may be, may at any time as an agreed remedy set off against, use, apply or retain all or any portion of the Security Deposit in full or partial payment for amounts constituting or corresponding to the Secured Obligations (including to compensate Lessor or such Person, as the case may be, for any amount it may in its reasonable discretion advance as a result of the occurrence of any Default (hereunder or under any of the Other Leases), or to apply toward Expenses arising as a result of the occurrence of any Default (hereunder or under any of the Other Leases) or otherwise). If Lessor or such Person uses or applies all or a portion of the Security Deposit, such application shall not be deemed a cure by Lessee, or waiver by Lessor or any other Person, of any Default (hereunder and under any of the Other Leases), and Lessee shall, within ten days after Lessor's or such Person's demand therefor, pay to Lessor or such Person, as the case may be, an amount sufficient to restore the Security Deposit to its original total sum.

         3.5.2  RETURN OF SECURITY DEPOSIT.

         So long as no Default shall have occurred and be continuing, that portion, if any, of the Security Deposit that has not previously been used or applied, or set off against, as provided for in this Agreement or any other Operative Document, shall be returned to Lessee by wire transfer of immediately available Dollars to an account of Lessee, specified in writing by Lessee to Lessor, at the bank used by Lessee as specified in Schedule 4 hereto, on the date which is not more than 30 Business

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Days after and excluding the date upon which the Aircraft is returned to Lessor in accordance with this Agreement.

         3.5.3  SUBSTITUTION OF LETTER OF CREDIT.

         At any time prior to five days prior to the Scheduled Delivery Date, Lessee shall have the option to substitute for the Security Deposit a letter of credit (a "Letter of Credit"), in respect of all of the Secured Obligations,
with a stated amount equal to   *   .  The Letter of Credit shall (1) be in the
form of Exhibit G, (2) shall be issued or confirmed by a bank satisfactory to Lessor and (3) shall have an expiry date of no earlier than the date one month after the Scheduled Return Date. In the event that at any time during the Lease Term the bank issuing or confirming a Letter of Credit becomes unacceptable to Lessor, in its reasonable judgment, Lessee shall within fourteen days of demand therefor by Lessor provide Lessor with a replacement letter of credit issued or confirmed, as the case may be, by a bank that is acceptable to Lessor, in its reasonable judgment. The Letter of Credit may be assigned or pledged by Lessor to any Person. If for any reason Lessor or such other Person is paid under the Letter of Credit, then in addition to any other rights Lessor may have under applicable Law, or under this Lease Agreement or any other Transaction Document, Lessor or such Person, as the case may be, (1) may at any time as an agreed remedy set off against, use, apply or retain all or any portion of the amounts so paid in full or partial payment for amounts constituting or corresponding to the Secured Obligations (including to compensate Lessor or such Person, as the case may be, for any amount it may in its reasonable discretion advance as a result of the occurrence of any Default (hereunder or under any of the Other Leases), or to apply toward Expenses arising as a result of the occurrence of any Default (hereunder or under any of the Other Leases) or otherwise) and/or
(2) may retain all or any portion of the amounts so paid as security for the performance the Secured Obligations (and Lessee hereby grants Lessor a security interest in all such amounts). Any such use or application shall not, however, be deemed a cure by Lessee, or waiver by Lessor, of any Default (hereunder or under any of the Other Leases). Any interest earned on the amounts so drawn shall be for Lessor's sole account. If for any reason, Lessor is paid under a Letter of Credit, then Lessee shall cause an additional Letter of Credit to be issued so that the Lessor shall at all times have the benefit of a Letter of Credit for the full Security Deposit.

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         3.5.4  RETURN OF LETTER OF CREDIT.

         So long as no Default shall have occurred and be continuing, the Letter of Credit, unless drawn by Lessor, shall be returned to Lessee on the date which is not more than 30 Business Days after and excluding the date upon which the Aircraft is returned to Lessor in accordance with this Agreement.

      3.6  PAYMENTS IN GENERAL.

         3.6.1  TIMING AND PLACE OF PAYMENT.

         All payments of Rent shall be made directly by Lessee in Dollars by wire transfer of immediately available funds on the required date of payment for receipt on such date and with value on such date to the account for Lessor specified in Schedule 4, or to other such account as Lessor shall otherwise direct by prior notice to Lessee.

         3.6.2  BUSINESS DAY CONVENTION.

         If the due date for any payment of Rent is not a Business Day, then, unless otherwise provided herein, such payment shall be made on the Business Day next preceding such scheduled date with the same force and effect as if made on such scheduled date and without adjustment in the amount due.

         3.6.3  CALCULATION OF INTEREST.

         All amounts of interest or amounts calculated by reference to interest payable under any of the provisions of this Lease Agreement or any other Operative Document shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

   SECTION 4.  CONDITIONS PRECEDENT.

   The obligation of Lessor to lease the Aircraft to Lessee under this Lease Agreement is subject to the fulfillment to the satisfaction of Lessor, and Lessee shall procure such fulfillment, to the satisfaction of Lessor, on or prior to the Delivery Date (or, if another date is specified below, on or prior to such date) of the following conditions precedent:

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      4.1  AGREEMENTS AND DOCUMENTS.

      The following documents, agreements, instruments or certificates shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than Lessor), shall each be satisfactory in form and substance to Lessor and shall be in full force and effect and in the English language, and executed counterparts shall have been delivered to Lessor:

         4.1.1  LEASE AGREEMENT.

         This Lease Agreement.

         4.1.2  LEASE SUPPLEMENT NO. 1.

         Lease Supplement No. 1 evidencing the delivery and acceptance of the Aircraft and dated the Delivery Date.

         4.1.3  INSURANCE DOCUMENTS.

         (1) A certificate of insurance in the form of Exhibit B and which otherwise complies with the requirements of Section 11 and (2) a broker's letter in the form of Exhibit C from the Insurance Broker and which otherwise complies with the requirements of Section 11, in each case, to be effective on the Delivery Date.

         4.1.4  LEGAL OPINION.

         An opinion of Lessee's General Counsel.

         4.1.5  PROCESS AGENT LETTER.

         A letter from the process agent appointed by Lessee pursuant to Section
18.3 accepting such appointment, duly executed by such process agent.

         4.1.6  ASSIGNMENT OF INSURANCES.

         An assignment of insurances and requisition compensation in the form of Exhibit E.

         4.1.7  OFFICER CERTIFICATE.

         A certificate signed by a duly authorized officer of

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Lessee:

            4.1.7.1 Attaching a copy of Lessee's certificate or articles of incorporation, bylaws and any other organizational or charter documents and certifying the same to be true, accurate, complete and in full force and effect as of the Delivery Date.

            4.1.7.2 Attaching copies of resolutions of the Board of Directors of Lessee or other written evidence of appropriate corporate action, duly authorizing or ratifying the lease of the Aircraft hereunder, and the execution, delivery and performance of this Lease Agreement and the other Operative Documents, and certifying the same, in the case of any such resolutions, to have been passed at a duly convened and constituted meeting, and in each case to be true, accurate, complete, unamended and in full force and effect as of the Delivery Date.

            4.1.7.3 Certifying the incumbency, and the accuracy of the signatures, of the Person or Persons authorized to execute and deliver this Lease Agreement and the other Operative Documents on behalf of Lessee.

      4.2  APPROVED MAINTENANCE PROGRAM.

      At least 10 Business Days prior to the Scheduled Delivery Date, Lessee shall have provided to Lessor a copy of the proposed Approved Maintenance Program and such information reasonably requested by Lessor regarding the proposed Approved Maintenance Program, in each case, for the Aircraft (including evidence that the Aviation Authority has approved the Approved Maintenance Program), and Lessor shall have approved such proposed Approved Maintenance Program.

      4.3  TRUTH AND PERFORMANCE.

      Each of the following shall be true on the Delivery Date:

         4.3.1  FIRST RENT PAYMENT MADE.

         Lessee shall have paid the first installment of Basic Rent when due pursuant to Section 3.3 hereof.

          4.3.2  SECURITY DEPOSIT PAID OR LETTER OF CREDIT DELIVERED.

         Lessee shall have (1) paid all installments of the Security Deposit due on or before the Delivery Date pursuant to

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Section 3.5 or (2) delivered to Lessor a Letter of Credit, which Letter of
Credit complies with the requirements of Section 3.5.3.

         4.3.3  REPRESENTATIONS TRUE.

         All representations and warranties of Lessee hereunder and under the other Operative Documents shall be true and correct on and as of the Delivery Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date).

         4.3.4  NO DEFAULT.

         No Default or Event of Loss, or event, condition or circumstance that would with the giving of notice or passage of time become or give rise to an Event of Loss, shall have occurred.

      4.4  SECTION 1110.

      Lessor shall have received evidence that Lessor is entitled to the protection of Section 1110 of the United States Bankruptcy Code in connection with its right to take possession of the Aircraft in the event of a case under Chapter 11 of the United States Bankruptcy Code in which Lessee is a debtor.

      4.5  FILING.

      This Lease and Lease Supplement No. 1 shall have been duly filed for recording with the Aviation Authority. Promptly upon the recording of this Lease and Lease Supplement No. 1 with the Aviation Authority, Lessee will cause Messrs. Crowe & Dunlevy, special counsel in Oklahoma City, Oklahoma, to deliver to Lessor and Lessee an opinion as to the due recording of this Lease and Lease Supplement No. 1.

      4.6  DELIVERY FROM AIRFRAME MANUFACTURER.

      The Aircraft shall have been delivered to Lessor at the Delivery Location, new from Airframe Manufacturer, and shall comply with the requirements of
Schedule 3.

       4.7  OTHER MATTERS.

      All other matters incident to this Agreement and the other Operative Documents and the lease of the Aircraft shall be

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reasonably satisfactory to Lessor.

      The conditions precedent specified in this Section 4 are for the sole benefit of Lessor and may be waived or deferred in whole or in part and with or without condition by Lessor. If any of such conditions is not satisfied or waived in writing by Lessor on and as of the Delivery Date and Lessor, in its sole discretion, nonetheless delivers the Aircraft to Lessee hereunder, Lessee hereby covenants and agrees to satisfy, or cause the satisfaction of, such outstanding conditions within 15 days after the Delivery Date.

    SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS.

       5.1  LESSOR'S DISCLAIMER; REPRESENTATIONS AND WARRANTIES.

         5.1.1  LESSOR'S DISCLAIMER

         EFFECTIVE UPON ACCEPTANCE OF THE AIRCRAFT BY LESSEE, WHICH SHALL BE EVIDENCED BY LESSEE'S EXECUTION AND DELIVERY OF LEASE SUPPLEMENT NO. 1, THE AIRCRAFT SHALL BE LEASED UNDER THIS LEASE AGREEMENT "AS IS, WHERE IS WITH ALL FAULTS" (LESSEE HEREBY CONFIRMING THAT IT HAS BEEN ADVISED OF AND FULLY UNDERSTANDS THE LEGAL IMPORT AND IMPLICATIONS OF SUCH PHRASE AND THE PROVISIONS OF THIS SECTION 5.1 AND THAT SUCH IS APPROPRIATE IN A TRANSACTION OF THIS KIND) AND LESSEE AGREES, ACKNOWLEDGES AND ACCEPTS THAT NONE OF LESSOR OR ANY OTHER INDEMNIFIED PARTY OR AIRFRAME MANUFACTURER MAKES ANY WARRANTY OR REPRESENTATION WHATSOEVER CONCERNING THE AIRCRAFT. EFFECTIVE UPON ACCEPTANCE OF THE AIRCRAFT BY LESSEE, WHICH SHALL BE EVIDENCED BY LESSEE'S EXECUTION AND DELIVERY OF LEASE SUPPLEMENT NO. 1, LESSEE, FOR THE BENEFIT OF LESSOR AND EACH INDEMNIFIED PARTY AND AIRFRAME MANUFACTURER, HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, REPRESENTATIONS AND OTHER INDEMNITIES, GUARANTIES, OBLIGATIONS AND LIABILITIES OF LESSOR AND ANY OTHER INDEMNIFIED PARTY AND AIRFRAME MANUFACTURER AND ANY RIGHTS, CLAIMS AND REMEDIES OF LESSEE, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, IN EACH CASE, WITH RESPECT TO THE AIRCRAFT, ANY ENGINE, ANY PART, ANY AIRCRAFT DOCUMENTATION OR ANY OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED UNDER THIS LEASE AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, INCLUDING:

            5.1.1.1 ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN OR OPERATION OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR THE ABSENCE OF ANY DEFECT IN, THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY AIRCRAFT DOCUMENTATION OR ANY OTHER THING DELIVERED, SOLD OR TRANSFERRED HEREUNDER OR ANY

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OTHER OPERATIVE DOCUMENT.

            5.1.1.2 ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE.

            5.1.1.3  ANY EXPRESS OR IMPLIED WARRANTY AS TO TITLE.

            5.1.1.4 ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.

            5.1.1.5 ANY OBLIGATION OR LIABILITY WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT.

            5.1.1.6 ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF LESSOR, OR ANY INDEMNIFIED PARTY OR AIRFRAME MANUFACTURER, ACTUAL OR IMPUTED, ACTIVE OR PASSIVE.

            5.1.1.7 ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO THE AIRCRAFT, ANY ENGINE, ANY PART, ANY AIRCRAFT DOCUMENTATION OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

FOR THE AVOIDANCE OF DOUBT, THE FOREGOING SHALL NOT AFFECT OR LESSEN IN ANY WAY LESSEE'S RIGHTS AGAINST AIRFRAME MANUFACTURER UNDER ANY ASSIGNMENT BY LESSOR TO LESSEE OF THE WARRANTY AND/OR CUSTOMER SUPPORT PROVISIONS OF THE AIRFRAME MANUFACTURER PURCHASE AGREEMENT.

EFFECTIVE UPON ACCEPTANCE OF THE AIRCRAFT BY LESSEE, WHICH SHALL BE EVIDENCED BY LESSEE'S EXECUTION AND DELIVERY OF LEASE SUPPLEMENT NO. 1, TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY ANY OTHER STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS LEASE AGREEMENT.

LESSEE'S EXECUTION AND DELIVERY OF LEASE SUPPLEMENT NO. 1 WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE (BUT WITHOUT PREJUDICE TO ANY CLAIMS LESSOR OR LESSEE MAY HAVE AGAINST THE AIRFRAME MANUFACTURER, ENGINE MANUFACTURER OR ANY VENDOR WITH RESPECT TO THE AIRCRAFT) THAT LESSEE HAS EXAMINED AND INVESTIGATED THE AIRCRAFT, THAT THE AIRCRAFT AND THE AIRCRAFT DOCUMENTATION ARE SATISFACTORY TO LESSEE AND THAT LESSEE HAS

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IRREVOCABLY AND UNCONDITIONALLY ACCEPTED THE AIRCRAFT FOR LEASE HEREUNDER
WITHOUT ANY RESERVATIONS WHATSOEVER.

         5.1.2  LESSOR'S REPRESENTATIONS AND WARRANTIES.

         In order to induce Lessee to enter into this Lease Agreement and each other Operative Document and to lease the Aircraft from Lessor, Lessor hereby represents and warrants to Lessee that:

            5.1.2.1  ORGANIZATION, CORPORATE POWER, ETC.

            Lessor (1) is a corporation duly organized under the laws of the State of Washington and (2) has the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations hereunder and under each other Operative Document.

            5.1.2.2  CORPORATE AUTHORITY.

            The execution, delivery and performance by Lessor of this Lease Agreement, Lease Supplement No. 1 and each other Operative Document to which Lessor is a party have been duly authorized by all necessary corporate action on the part of Lessor.

            5.1.2.3  LEGAL, VALID AND BINDING AGREEMENTS.

            This Lease Agreement, Lease Supplement No. 1 and the other Operative Documents each have been (as and when delivered to Lessor) duly executed and delivered by Lessor and constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms, except as may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including those relating to the availability of the remedy of specific performance or injunctive relief.

       5.2  LESSEE'S REPRESENTATIONS AND WARRANTIES.

       In order to induce Lessor to enter into this Lease Agreement and each other Operative Document and to lease the Aircraft to Lessee:

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         5.2.1  CONTINUING REPRESENTATIONS AND WARRANTIES.

         Lessee hereby represents and warrants to Lessor that:

            5.2.1.1  ORGANIZATION, CORPORATE POWER, ETC.

            Lessee (1) is a corporation duly organized under the laws of the State of Colorado and (2) has the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations hereunder and under each other Operative Document.

            5.2.1.2  CORPORATE AUTHORITY.

            The execution, delivery and performance by Lessee of this Lease Agreement, Lease Supplement No. 1 and each other Operative Document to which Lessee is a party have been duly authorized by all necessary corporate action on the part of Lessee.

            5.2.1.3  AUTHORIZATIONS.

            Lessee holds all Authorizations necessary to (1) authorize Lessee to engage in air transport and to carry on scheduled passenger and cargo service in each case as presently conducted, (2) permit the execution and delivery by Lessee of this Lease Agreement, Lease Supplement No. 1 and each other Operative Document and the performance by Lessee of its obligations hereunder and thereunder and (3) operate the Aircraft in compliance with applicable Law.

            5.2.1.4  NO CONTRAVENTION.

            Neither the execution and delivery of this Lease Agreement, Lease Supplement No. 1 or any other Operative Document by Lessee nor the performance by Lessee of its obligations hereunder or thereunder contravenes any of the provisions of the organizational or charter documents of Lessee.

            5.2.1.5  LEGAL, VALID AND BINDING AGREEMENTS.

            This Lease Agreement, Lease Supplement No. 1 and the other Operative Documents each have been (as and when delivered to Lessor) duly executed and delivered by Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, except as may be limited by (1) applicable bankruptcy, insolvency, reorganization,

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moratorium, fraudulent transfer or other laws relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including those relating to the availability of the remedy of specific performance or injunctive relief.

            5.2.1.6  TAXES.

            Lessee has filed or caused to be filed all tax returns which are required to be filed and has paid or caused to be paid all Taxes shown to be due and payable on such returns and (except to the extent being contested in good faith and by appropriate proceedings, and for the payment of which adequate reserves have been provided but only as long as such proceedings do not involve any material danger of the sale, forfeiture, confiscation, seizure or loss (including loss of use) of the Aircraft or any interest therein or of criminal or civil liability of Lessor) on any assessment received by Lessee to the extent that such Taxes have become due and payable. No Taxes (including any stamp or value-added taxes), levies, imposts, duties or similar charges may be imposed by the government of the Lessee Jurisdiction, or any Government Entity or political or taxing subdivision therein, upon or with respect to the execution or delivery of this Lease Agreement or any other Operative Document or the performance by Lessee of its obligations hereunder or under any other Operative Documents.

            5.2.1.7  PARI PASSU.

            The obligations of Lessee under this Lease Agreement and the other Operative Documents are direct, general and unconditional obligations of Lessee and rank at least pari passu in right of payment with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Lessee with the exception of such obligations as are mandatorily preferred by Law and not by virtue of any contract.

            5.2.1.8  GOVERNING LAW.

            In any proceedings taken in the Lessee Jurisdiction for the enforcement of this Agreement or any other Operative Document, the choice in
Section 18 of the governing law for this Agreement and the Operative Documents, and any judgment obtained in any jurisdiction referred to in Section 18, will be recognized and enforced.

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            5.2.1.9  ALL DISCLOSURES MADE.

            The financial and other information furnished by Lessee in connection with this Agreement or any other Operative Document does not contain any untrue statement or omit to state facts, the omission of which makes the statements therein, in the light of the circumstances under which they were made, misleading in any material respect, nor omits to disclose any material matter to Lessor.

            5.2.1.10  SECTION 1110.

            Lessor is entitled to the protection of Section 1110 of the United States Bankruptcy Code in connection with its right to take possession of the Aircraft in the event of a case under Chapter 11 of the United States Bankruptcy Code in which Lessee is a debtor.

            5.2.1.11  CITIZEN.

            Lessor is a "citizen of the United States" as defined in the U.S. Aviation Laws and is a U.S. Air Carrier.

         The representations and warranties contained in this Section 5.2.1 are continuing representations, warranties and covenants and shall be deemed made and given throughout the Lease Term.

         5.2.2  INITIAL REPRESENTATIONS AND WARRANTIES.

         Lessee hereby represents and warrants to Lessor as of the date hereof and as of the Delivery Date (unless, in each case, such representation and warranty is expressly applicable on and as of another date or dates) that:

            5.2.2.1  NO VIOLATION.

            Neither the execution and delivery of this Lease Agreement, Lease Supplement No. 1 or any other Operative Document by Lessee nor the performance by Lessee of its obligations hereunder or thereunder violate any Law applicable to or binding upon the Aircraft or Lessee.

            5.2.2.2  LITIGATION.

            There are no pending or, to Lessee's knowledge, threatened actions or proceedings before any court or

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administrative agency (1) in respect of this Lease Agreement or any other
Operative Document or the Aircraft or the performance by Lessee of its obligations hereunder or under any other Operative Document or (2) which might if adversely determined materially adversely affect the ability of Lessee to perform its obligations under the Operative Documents.

            5.2.2.3  FILING.

            Except for the filings or recordings described in Section 7, each of which will be duly made and effected by Lessee on or prior to the Delivery Date, no further action, including the filing or recording of any instrument or document is necessary or advisable under the Laws of the State of Registration, the Lessee Jurisdiction, or any jurisdiction in which the Aircraft will be operated by Lessee (1) in order for this Lease Agreement to constitute a valid and enforceable lease of record relating to the Aircraft, (2) to authorize or permit Lessee to perform its obligations hereunder or under each other Operative Document or (3) fully to protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft and the Operative Documents as against Lessee and any other Person.

            5.2.2.4  NO DEFAULT.

            There has not occurred any event which is presently continuing and which would constitute a Default under this Lease Agreement or any of the other Operative Documents.

            5.2.2.5  FINANCIAL CONDITION.

            The Annual Financial Report of Lessee dated March 31, 1996, a copy of which has been furnished to Lessor fairly presents the financial condition of Lessee as at such date and the results of operations of Lessee for the period ended on such date, all in accordance with GAAP, consistently applied.

          5.2.3  NO PREJUDICE.

         The rights and remedies of Lessor in relation to any misrepresentation or breach of warranty on the part of Lessee shall not be prejudiced by any investigation by or on behalf of Lessor into the affairs of Lessee, by the performance of this Lease Agreement or any other Operative Document or by any other act or thing which may be done or omitted to be done by Lessor under this Lease Agreement or any other Operative Document or any

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related document and which would or might, but for this provision, prejudice such rights and remedies.

    SECTION 6.  GENERAL COVENANTS.

       6.1  LESSOR'S COVENANTS.

       In order to induce Lessee to enter into this Lease Agreement and each other Operative Document and to lease the Aircraft from Lessor:

         6.1.1  QUIET ENJOYMENT.

         Lessor hereby covenants to Lessee that so long as no Event of Default shall have occurred and be continuing, except as may be expressly provided in this Lease Agreement or any other Operative Document, neither Lessor nor any Person claiming by or through Lessor shall take or cause to be taken any action inconsistent with Lessee's right of quiet enjoyment of, or otherwise in any way interfere with or interrupt, the continuing use, operation and possession of the Aircraft by Lessee.

         6.1.2  NO CLAIMS BY LESSEE.

         For the benefit of each lessor of an airframe leased to Lessee and each seller of an airframe purchased by Lessee subject to a conditional sale or other security agreement, Lessor hereby covenants that it shall not acquire or claim, as against such lessor or seller, any right, title or interest in any engine covered by any such lease or conditional sale and owned by such lessor or seller, which engine is attached to the Airframe, provided that such agreement of Lessor shall not be for the benefit of any lessor or seller of any airframe leased to Lessee or purchased by Lessee subject to a conditional sale, unless such lessor or seller has expressly agreed (which agreement may be contained in such lease or conditional sale agreement) that neither it nor its successors or assigns will acquire, as against Lessor, any right, title or interest in an Engine as a result of such Engine's being installed on such airframe.

       6.2  LESSEE'S COVENANTS.

      Lessee covenants and agrees with Lessor, at Lessee's sole cost and expense, as follows:

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         6.2.1  CONTINUING BUSINESS; MERGER, CONSOLIDATION, ETC.

         Lessee shall not:

            6.2.1.1  DISCONTINUE BUSINESS.

            Either temporarily or permanently discontinue its business as a commercial passenger or cargo air carrier.

            6.2.1.2  SUSPEND OPERATIONS.

            Voluntarily suspend all or substantially all of its commercial airline operations (Lessor and Lessee agree that a labor stoppage or strike shall not in itself constitute a discontinuance of business).

            6.2.1.3  CONSOLIDATION, MERGER, ETC.

            Consolidate with or merge into any other corporation, or permit any other corporation to consolidate with or merge into Lessee, or convey, transfer or lease substantially all of Lessee's assets as an entirety to any Person, provided that Lessee may consolidate with or merge into any other corporation, or permit any other corporation to consolidate with or merge into Lessee, and Lessee may convey, transfer or lease substantially all of Lessee's assets as an entirety to any Person if:

               6.2.1.3.1 The corporation formed by such consolidation or merger or the Person which acquires by conveyance, transfer or lease substantially all of the assets of Lessee as an entirety (each such corporation and such Person being hereinafter called the "Successor") shall be a corporation under the laws of the United States or any state thereof or District of Columbia and shall be a "citizen of the United States" as defined in the U.S. Aviation Laws and shall be a U.S. Air Carrier.

               6.2.1.3.2 Such Successor shall execute and deliver to Lessor an agreement in form and substance reasonably satisfactory to Lessor containing an assumption by such Successor of the due and punctual performance of each covenant and condition of Lessee under this Lease, the Lease Supplements and all other Operative Documents.

               6.2.1.3.3  Immediately after giving effect to such transaction,
(1) no Event of Default or Default under this Lease shall have occurred and be continuing and (B) the Tangible Net

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Worth of the Successor shall not be less than the Tangible Net Worth of Lessee immediately prior to such transaction.

               6.2.1.3.4 Lessee shall have delivered to Lessor an officer's certificate, and an opinion of counsel reasonably satisfactory to Lessor, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement required by Section 6.2.1.3.2 comply with this Section
6.2.1.3 and that all conditions precedent herein provided for relating to such action have been complied with.

            Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety in accordance with this Section 6.2.1.3, the Successor shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Lease with the same effect as if such Successor or such Person had been named as Lessee herein. No such conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety shall have the effect of releasing Lessee, or any Successor which shall theretofore have become such in the manner prescribed in this Section 6.2.1.3, from its liability hereunder or under any other Operative Document to which Lessee is a party. Nothing contained herein shall permit any lease, sublease or other arrangement for the use, operation or possession of the Aircraft except in compliance with the applicable provisions of this Lease.

         6.2.2  REPORTING REQUIREMENTS.

            6.2.2.1  FINANCIAL REPORTS.

            Lessee shall furnish to Lessor:

               6.2.2.1.1  [INTENTIONALLY LEFT BLANK].

               6.2.2.1.2  QUARTERLY REPORTS.

               Within 45 days after the close of each fiscal quarter of Lessee (other than the last fiscal quarter in each fiscal year of Lessee), copies of unaudited (consolidated, if prepared) financial statements (including a balance sheet, statement of cash flows and a profit and loss statement) prepared in Dollars in accordance with GAAP.

               6.2.2.1.3  ANNUAL REPORTS.

               Within 90 days after the close of each fiscal year

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of Lessee, copies of audited consolidated financial statements (including a balance sheet, statement of cash flows and a profit and loss statement) prepared in Dollars in accordance with GAAP, all in reasonable detail and setting forth in comparative form the respective figures as of the end of and for the preceding fiscal year as certified by Lessee's independent public accountants, including their certificate and accompanying comments.

               6.2.2.1.4  OTHER INFORMATION.

               Such other information respecting the business and properties, operations or condition (financial or otherwise) of Lessee as Lessor may from time to time reasonably request, including copies of all regular, periodic and special reports, that Lessee makes available for review by the public or other creditors.

            6.2.2.2  NOTICE OF LOSS OR DAMAGE.

            Lessee shall notify Lessor promptly of any loss or damage (whether or not constituting an Event of Loss) of or to the Aircraft or the Airframe or any Engine for which the cost of correction or repairs may exceed the Damage Notice Threshold and, if not constituting an Event of Loss, shall provide a proposal for carrying out the correction or repair. If after its receipt of such proposal, Lessor does not reasonably believe that Lessee's proposal complies with the provisions hereof or applicable Law, Lessor shall promptly notify Lessee of such disagreement. Lessee and Lessor shall then consult with Airframe Manufacturer, Engine Manufacturer or other relevant manufacturer, as appropriate, and Lessee and Lessor agree to accept as conclusive, and be bound by, such Person's directions or recommendations as to the manner in which to carry out such repairs.

            6.2.2.3  NOTICE OF MATERIAL ADVERSE EFFECT OR DEFAULT.

            Lessee shall provide notice in writing to Lessor immediately after an officer of Lessee obtains knowledge of the occurrence of a Default.

            6.2.2.4  INFORMATION REGARDING AIRCRAFT OR LESSEE.

            From time to time, Lessee shall promptly provide such other information as Lessor may reasonably request concerning the

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location, condition, use and operation of the Aircraft or the financial condition and business of Lessee.

            6.2.2.5  MONTHLY AIRCRAFT STATUS REPORT.

            Lessee shall provide Lessor on the tenth day of each calendar month during the Lease Term with a completed and duly executed Aircraft status report substantially in the form of Exhibit F.

            6.2.2.6  PRINCIPAL PLACE OF BUSINESS.

            Lessee shall give at least 30 days' prior written notice to Lessor of any change of its principal place of business or chief executive office or major executive office, in each case, as set forth in Schedule 4.

            6.2.2.7  GOVERNMENT FILINGS.

            Lessee shall promptly on request furnish or cause to be furnished to Lessor such information as may be required to enable Lessor to file on a timely basis any reports required to be filed by Lessor with any Government Entity because of Lessor's rights, title and interests in and to the Aircraft or under the Lease Agreement or any other Operative Document.

            6.2.2.8  PERIODIC CERTIFICATION.

            Upon not less than 10 days' prior written request by Lessor (but not more than three times in any 12-month period) execute, acknowledge and deliver to Lessor, or any intended successor or permitted assign of Lessor, a statement in writing (which may be conclusively relied upon by Lessor or any such intended successor or permitted assign):

               6.2.2.8.1 Certifying that this Lease and each other Operative Document (together with any amendments and modifications) are in full force and effect.

               6.2.2.8.2 Certifying that there are not any uncured Defaults, or if any such Default is then existing, stating the nature of such Default or Defaults.

               6.2.2.8.3  In connection with any transaction described in
Section 14.1, certifying (1) that there has been no amendment or modification of this Lease Agreement or any other Operative Document, if any such amendment or modification has

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been effected, stating the nature of all such amendments or modifications, (2)
the date to which Basic Rent has been paid, (3) that Lessee has no claim against Lessor by reason of the condition of the Aircraft (a) as of the Delivery Date or
(b) arising subsequent thereto and (4) the amount of the Reserves (by account) as of the date of the certificate.

         Lessee's failure to deliver such statement within such time shall be deemed to constitute a material misrepresentation under Section 12.7.

         6.2.3  LIENS.

            6.2.3.1  NO LIENS.

            Lessee shall not directly or indirectly create, incur, assume or suffer to exist, or agree to create or assume, any Lien on or with respect to the Aircraft, any Engine or any Part or any Operative Document, or in any right, title or interest in any of the foregoing, except:

               6.2.3.1.1  LIENS OF THE OPERATIVE DOCUMENTS.

               The rights of Lessor and Lessee provided in this Lease Agreement and the other Operative Documents.

               6.2.3.1.2  PERMITTED TRANSFER OF POSSESSION.

               The rights of others under agreements or arrangements to the extent permitted by the terms of Section 8.

               6.2.3.1.3  LESSOR LIENS.

               Lessor Liens.

               6.2.3.1.4  CERTAIN TAX LIENS.

               Liens for Taxes of Lessee arising in the ordinary course of business either not yet due or being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material danger of the sale, forfeiture, seizure or loss (including loss of use) of the Airframe, any Engine or any Part or any interest therein or of any criminal or civil liability of Lessor.

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               6.2.3.1.5  MECHANICS' LIENS.

               Materialmen's, mechanic's, workmen's, repairmen's, employees' or other like Liens arising by operation of Law in the ordinary course of Lessee's business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not yet due or are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material danger of the sale, forfeiture or loss (including loss of use) of the Airframe, any Engine or any Part or any interest therein.

            6.2.3.2  OBLIGATION TO DISCHARGE.

            Lessee will promptly, at its own expense, take, or cause to be taken, such actions as may be necessary to discharge any Lien not excepted under this Section 6.2.3 that may at any time arise, exist or be levied upon the Airframe, any Engine, any Part or in this Lease Agreement or any other Operative Document, or in any right, title or interest in any of the foregoing.

            6.2.3.3  PROTECTION.

            Without limiting the foregoing or any other provision of this Lease Agreement or any other Operative Document, Lessee will not do or permit to be done anything which may expose the Aircraft or any part thereof to penalty, forfeiture, seizure, arrest, impoundment, detention, confiscation, taking in execution, attachment, appropriation or destruction, nor abandon the Aircraft or any Part or which may expose Lessor to any criminal or civil liability.

         6.2.4  SECTION 1110.

         Lessee shall be a "citizen of the United States" as defined in the U.S. Aviation Laws and shall be a U.S. Air Carrier and Lessee shall otherwise continue to be certified, qualified and/or registered to the extent necessary to fall within the purview of, and to provide to Lessor the benefits contemplated by, 11 U.S.C. Section 1110 or any analogous section of the federal bankruptcy laws, as amended from time to time.

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   SECTION 7.  TITLE; REGISTRATION AND FILINGS; ETC.

      7.1  TITLE TO THE AIRCRAFT.

         7.1.1  LESSOR AS OWNER.

         Lessee acknowledges that title to the Aircraft shall at all times be and remain solely and exclusively vested in Lessor and that this Lease Agreement and the other Operative Documents constitute an agreement to lease the Aircraft to Lessee and, accordingly, Lessee shall have no right, title or interest in the Aircraft except the right to use the Aircraft as provided herein.

         7.1.2  LESSEE NOT OWNER.

         Lessee will not at any time represent or hold out Lessor as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft or, except as expressly provided herein, attempt, or hold itself out as having any power, to sell, charge, lease or otherwise dispose of or encumber the Aircraft, the Engines or any Part.

         7.1.3  TITLE VIS A VIS THIRD PARTIES.

         On all occasions when the ownership of the Aircraft or any part of it is relevant, Lessee will make clear to third parties that title to the same is held by Lessor.

      7.2  REGISTRATION AND FILINGS; ETC.

         7.2.1  REGISTER AIRCRAFT.

         Prior to delivery of the Aircraft pursuant to Section 2, Lessor shall procure that the Aircraft is duly registered with the Aviation Authority in the name of Lessor, as owner, and thereafter shall maintain, or procure the maintenance of, such registration throughout the Lease Term. At no time during the Lease Term shall Lessee take any action to interfere with such registration.

         7.2.2  RECORDATION OF LEASE.

         Upon delivery of the Aircraft pursuant to Section 2, Lessee shall cause the recordation of this Lease Agreement and Lease Supplement No. 1 with the Aviation Authority. Lessee shall

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cause such recordation to be maintained in good standing at all times during the
Lease Term.

         7.2.3  FURTHER ACTIONS.

         Lessee shall take, or cause to be taken, such action with respect to the recording, filing, rerecording and refiling of this Lease Agreement, Lease Supplement No. 1 or other documents or instruments as necessary or advisable under the Laws of the State of Registration, the Lessee Jurisdiction, or any jurisdiction in which the Aircraft will be operated by Lessee (1) in order for this Lease Agreement to constitute a valid and enforceable lease of record relating to the Aircraft, (2) to authorize or permit Lessee to perform its obligations hereunder and under each other Operative Document or (3) fully to protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft hereunder and the other Operative Documents as against Lessee and any other Person.

         7.2.4  GENEVA CONVENTION.

         Without limiting the effect of the foregoing, Lessee shall do or cause to be done any and all acts and things which are required under the terms of the Convention for the International Recognition of Rights in Aircraft, signed at Geneva, Switzerland, on June 18, 1948, to protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft within the jurisdiction of any signatory state that has ratified such Convention, and Lessee shall also do or cause to be done at its own expense any and all acts and things which may be required under the terms of any other agreement, treaty, convention, pact or by any practice, custom or understanding involving any jurisdiction in which Lessee may operate, and any and all acts and things which Lessor may reasonably request, to protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft and the Operative Documents.

         Lessor shall execute and deliver such documents as Lessee may reasonably request in order to permit Lessee to comply with its obligations under this Section 7.

   SECTION 8.  POSSESSION.

   Lessee will not, without the prior written consent of Lessor, in any manner deliver, transfer or relinquish possession of the Aircraft, Airframe or an Engine or any Part, or install an

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Engine, or permit any such Engine to be installed, on an airframe other than the
Airframe covered hereby, provided that so long as (1) no Default shall have occurred and be continuing, (2) the action to be taken shall not adversely affect, or be of a nature that could reasonably be expected to adversely affect, Lessor's or any Financing Party's right, title and interest in and to the Aircraft or Airframe, or any Engine or Part, or under this Lease Agreement or any other Operative Document (including any impairment of title to or the registration with the Aviation Authority of, the Aircraft), (3) all applicable approvals, if any, of the Aviation Authority and any other Government Entity having jurisdiction shall have been obtained, and (4) the insurance provisions of Section 11 hereof shall have been complied with, then:

      8.1  SUBLEASING.

      NOTWITHSTANDING THE FOREGOING OR ANY OTHER PROVISION OF ANY OPERATIVE DOCUMENT, LESSEE SHALL NOT SUBLEASE THE AIRCRAFT AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH SHALL NOT BE UNREASONABLY WITHHELD BY LESSOR.

      8.2  MAINTENANCE, ETC.

      Without the prior consent of Lessor, Lessee may deliver possession of the Airframe or an Engine or any Part to the manufacturer thereof or to any Approved Maintenance Performer for testing, service, repair, maintenance or overhaul work or for alterations, modifications or additions to the extent required or permitted by the terms hereof.

      8.3  INSTALLATION OF ENGINES ON OTHER AIRFRAMES.

      Without the prior consent of Lessor, Lessee may install an Engine on any Airframe Manufacturer model 737-300 airframe (other than the Airframe) owned or leased by Lessee or subject to a conditional sales agreement where Lessee is the conditional vendee if (1) such airframe is free and clear of all Liens except the rights of the parties to any security agreement and Permitted Liens, lease or conditional sale agreement covering such airframe and (2) Lessee shall have obtained from any security interest holder, lessor or conditional seller of such airframe a written agreement (which may be the security agreement, lease or conditional sale agreement), whereby such security interest holder, lessor or conditional seller expressly and effectively agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of

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such Engine's being installed on such airframe at any time while such Engine is owned by Lessor.

      8.4  WET LEASE.

      Without the prior consent of Lessor, Lessee may enter into one or more arrangements whereby Lessee agrees to furnish the Aircraft to a third party pursuant to which the Aircraft (1) shall at all times be in the sole possession and control of Lessee, and shall at all times maintain its registration in the State of Registration, (2) shall be operated in all respects solely by regular employees of Lessee, and (3) shall be maintained, insured and otherwise operated by Lessee in accordance with the requirements of this Lease Agreement and each other Operative Document, provided no such arrangement extends beyond 135 days (including extensions and renewals) or past the last day of the Lease Term.

      The rights of any Person who receives possession by reason of a transfer permitted by this Section 8 shall be effectively and expressly subject and subordinate to all the terms of this Lease Agreement and each other Operative Document, including the covenants contained in this Section 8 and Section 11 and the rights of Lessor to repossession pursuant to Section 13 and to avoid transfer upon such possession. No sublease or other relinquishment or transfer of possession of the Aircraft or Airframe, or any Engine or Part, shall in any way release, discharge or otherwise limit or diminish any of Lessee's obligations to Lessor or any Financing Party (it being agreed that notwithstanding any such sublease or other transfer or relinquishment of possession, Lessee shall continue to be primarily liable and responsible for performance of all of its obligations under this Lease Agreement and each other Operative Document), or constitute a waiver of Lessor's rights or remedies hereunder or affect the registration of the Aircraft with the Aviation Authority. Notwithstanding any other provision of this Lease Agreement or any other Operative Document, any sublease or other relinquishment or transfer of possession must not adversely affect applicable tax benefits available to Lessor.

    SECTION 9.  INDEMNITIES.

      9.1  GENERAL INDEMNITY.

      Subject only to the exceptions set forth in Section 9.2, Lessee hereby assumes liability for and hereby agrees to indemnify Lessor and each other Indemnified Party and Airframe

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Manufacturer (but, in the case of Airframe Manufacturer, only to the extent provided in Part E of Exhibit C to the Airframe Manufacturer Purchase Agreement) against, and agrees to protect, save and keep harmless each thereof from, any and all Expenses from time to time (whether before, during or after the Lease
Term) imposed on, incurred by or asserted against any Indemnified Party or Airframe Manufacturer in any way relating to or arising out of:

         9.1.1 The Aircraft, the Airframe, any Engine or engine installed on the Aircraft, Part or Aircraft Documentation or any other thing delivered under this Lease Agreement or any other Operative Document.

         9.1.2 The acceptance, rejection, delivery, ownership, nondelivery, lease, sublease, charter, transport, subcharter, registration, deregistration, reregistration, possession, repossession, presence, operation, location, condition, use or non-use, control, airworthiness, overhaul, replacement, existence, storage, preparation, installation, testing, manufacture, design, modification, alteration, maintenance, repair, re-lease, sale, return, transfer, exportation, importation, abandonment or other disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as the result of any such Lien) on, the Aircraft, the Airframe, any Engine or engine or Part or any other thing delivered under this Lease Agreement or any other Operative Document or interest therein (or the incurrence of any liability to refund or pay over any amount as the result of any such Lien) (including any claim for patent, trademark or copyright infringement, any claim or penalty arising out of violations of applicable Laws by Lessee, including environmental control, noise and pollution regulations, any liability for any injury to or death of any Person or loss of or damage to any property or to the environment, latent or other defects, whether or not discoverable and whether or not any of the foregoing shall arise as a result of the action or inaction, negligent or otherwise, of Lessee, any Indemnified Party, Airframe Manufacturer or any other Person).

         9.1.3 This Agreement or any of the Operative Documents, any of the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof, including the enforcement of this Section 9.

         9.1.4 Any breach or noncompliance by Lessee with any covenant, term, agreement, condition, undertaking or obligation

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under this Lease Agreement or under any other Operative Document or agreement entered into or furnished by Lessee in connection herewith or therewith, or the falsity or inaccuracy of any representation or warranty of Lessee set forth herein or therein, or the occurrence of any other Default, including any Expenses incurred, assumed or suffered by Lessor or any other Person as a consequence of Lessee's failure to accept delivery of the Aircraft or Return the Aircraft in accordance with this Lease Agreement and each other Operative Document on any date specified or required herein.

      9.2  EXCEPTIONS TO GENERAL INDEMNITY.

      The indemnity provided for in Section 9.1 will not extend to any of the following Expenses of any Indemnified Party (but without limiting any rights of Lessor under Section 13) or Airframe Manufacturer:

         9.2.1 Expenses incurred as the result of the decline in the market value of the Aircraft, except to the extent that such decline is due to any Default by Lessee.

         9.2.2 Expenses solely and directly caused by the gross negligence or willful misconduct of such Indemnified Party or Airframe Manufacturer (other than negligence imputed to such Indemnified Party or Airframe Manufacturer by reason of its interest in the Aircraft).

         9.2.3 Expenses solely and directly caused by a breach by such Indemnified Party or Airframe Manufacturer of any covenant or inaccuracy or falsity of a representation or warranty made by such Indemnified Party or Airframe Manufacturer in this Lease Agreement or the documents and agreements delivered by such party to Lessee.

         9.2.4 Taxes or loss of Tax benefits, it being understood that Schedule 5 sets forth Lessee's entire obligation with respect to Taxes.

         9.2.5 Expenses attributable solely to acts of such Indemnified Party or Airframe Manufacturer or the Follow-On Operator, or events which occur, in either case, after this Lease Agreement has terminated or expired and Lessee has returned the Aircraft to Lessor in the condition and manner required by this Lease Agreement.

         9.2.6  Expenses attributable to any financing or

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refinancing of the Aircraft by Lessor or any other transfer by Lessor or any
Financing Party of any interest in the Aircraft (unless such Expenses were incurred after an Event of Default).

         9.2.7 Expenses that Lessor has expressly agreed to pay under this Lease Agreement.

         9.2.8 Expenses constituting ordinary and usual operating or overhead expenses (unless such Expenses were incurred after an Event of Default).

      9.3  TAXES.

      Lessee's tax indemnity and other related agreements are contained in
Schedule 5, which schedule is hereby incorporated in this Section 9.3 by reference.

       9.4  CURRENCY INDEMNITY.

         9.4.1 If any Indemnified Party or Airframe Manufacturer receives an amount from Lessee or in respect of Lessee's liability under this Lease Agreement or any other Operative Document, or if such a liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under this Lease Agreement or any other Operative Document:

            9.4.1.1 Lessee will, on demand, indemnify such Indemnified Party or Airframe Manufacturer as an independent obligation against any loss arising out of or as a result of such conversion.

            9.4.1.2 If the amount received by such Indemnified Party or Airframe Manufacturer, when converted into the contractual currency (at the market rate at which such Indemnified Party or Airframe Manufacturer is able on the relevant date to purchase the contractual currency in Seattle or, at such Indemnified Party's or Airframe Manufacturer's option, London with such other currency), is less than the amount owed by Lessee in the contractual currency, Lessee will, forthwith on demand, pay to such Indemnified Party or Airframe Manufacturer an amount in the contractual currency equal to the deficit.

            9.4.1.3 Lessee will pay to such Indemnified Party or Airframe Manufacturer on demand any exchange costs and Taxes payable in connection with the conversion.

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         9.4.2  Lessee waives any right it may have in any jurisdiction to pay any amount under this Lease Agreement or any other Operative Document in a currency other than that in which it is expressed to be payable.

      9.5  SCOPE, SURVIVAL, ETC.

         9.5.1 Lessee shall be obligated under this Section 9 and Schedule 5 as a primary obligor irrespective of whether an Indemnified Party or Airframe Manufacturer shall also be indemnified, guaranteed or insured with respect to the same matter under any of the Operative Documents or otherwise by any other Person, and such Indemnified Party or Airframe Manufacturer may proceed directly against Lessee under this Section 9 and/or Schedule 5 without first resorting to any such other rights of indemnification, guarantee or insurance.

         9.5.2 All indemnities, obligations, adjustments and payments provided for in this Section 9 and Schedule 5 shall, to the extent herein provided, survive and remain in full force and effect, notwithstanding the expiration or termination of the Lease Term or of this Lease Agreement or any other Operative Documents and the payment in full of all sums payable under the Operative Documents. The obligations of Lessee in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, the Indemnified Party or Airframe Manufacturer entitled thereto, without declaring this Lease Agreement to be in default or taking other action under this Lease Agreement or any other Operative Document.

         9.5.3 Lessee acknowledges that the Indemnified Parties, or any of them, may authorize Lessor, by notice in writing to Lessor and Lessee, to make claims and demands under any indemnity hereunder or under any other Operative Document on behalf of such Indemnified Parties, and Lessee shall be obligated to make all payments pursuant to any such indemnity to Lessor, to the extent claimed by Lessor on behalf of such Indemnified Parties (it being understood that Lessee is entitled to, and shall, conclusively rely upon the instructions of Lessor with respect to the payment of amounts owing to any Indemnified Party or Airframe Manufacturer under the indemnities).

         9.5.4 Each Indemnified Party or Airframe Manufacturer and Lessee will give prompt written notice one to the other of any liability of which such party has knowledge for which Lessee is, or may be, liable under Section 9.1, provided that failure to

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give such notice will not prejudice or otherwise affect any of the rights of the
Indemnified Parties under Section 9.1.

      9.6  INDEMNITIES PAYABLE ON AFTER-TAX BASIS.

      Lessee agrees that, with respect to any payment or indemnity to an Indemnified Party, Airframe Manufacturer or Tax Indemnitee under this Section 9 or Schedule 5, Lessee's indemnity obligations shall include an amount necessary to hold such Indemnified Party, Airframe Manufacturer or Tax Indemnitee harmless from all Taxes required to be paid by such Indemnified Party, Airframe Manufacturer or Tax Indemnitee with respect to the receipt or accrual of such payment or indemnity (including any payment by such Indemnified Party, Airframe Manufacturer or Tax Indemnitee of any Taxes in respect to any indemnity payments received or receivable under this Section 9 or Schedule 5).

   SECTION 10.  RISK OF LOSS, DESTRUCTION AND REQUISITION, ETC.

      10.1  RISK OF LOSS.

      Throughout the Lease Term and until the Return, Lessee shall bear all risk of loss, damage, theft or destruction of, or any other Event of Loss with respect to, the Aircraft, the Airframe, each Engine and each Part.

      10.2  EVENT OF LOSS WITH RESPECT TO THE AIRCRAFT.

         10.2.1 Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and Engines, Lessee shall forthwith (and, in any event, within three days after such occurrence) give Lessor and Security Agent written notice of such Event of Loss. By the earlier of (1) 60 days after the occurrence of such Event of Loss or (2) the date on which the applicable insurance or requisition proceeds are paid, Lessee shall pay or cause to be paid to Lessor in immediately available funds the Stipulated Loss Value (but only to the extent the full amount of the Stipulated Loss Value was not obtained and applied by Lessor pursuant to Section 11.2.1 or received by Lessor from the relevant Government Entity in connection with any requisition).

         10.2.2 Until the date on which the Stipulated Loss Value is paid in full, Lessee shall be obligated to pay all Basic Rent as scheduled and shall continue to perform all of its other obligations hereunder and under the other Operative Documents, except to the extent rendered impossible by the occurrence of

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such Event of Loss or rendered, in the opinion of Lessor, unnecessary. If the
Stipulated Loss Value is paid on a date other than a Rent Payment Date, Lessor shall refund or cause to be refunded to Lessee any paid but unaccrued Basic Rent. Upon receipt of the full amount of the Stipulated Loss Value by Lessor pursuant to this Section 10.2, and if Lessee has paid all other amounts then due and payable by Lessee under this Lease Agreement and the other Operative Documents, then (1) Lessor shall, upon the joint written request of Lessee and each insurer which contributed to the payment of the Stipulated Loss Value, transfer to the Person designated in such request title to the Aircraft (including the Engines and all Parts) without recourse or warranty (except as to absence of all rights of all Lessor Liens) and subject to the disclaimer set forth in Section 5.1, (2) Lessor shall return to Lessee the Security Deposit or Letter of Credit, as applicable, and any insurance, requisition, condemnation or similar proceeds received after and related to such Event of Loss in excess of the Stipulated Loss Value and all Reserves previously paid by Lessee in respect of the Aircraft (in each case, to the extent not previously applied in accordance with the terms hereof) and (3) Lessee shall be relieved of its obligations under this Lease Agreement and the other Operative Documents except those that are expressly stated to survive termination hereof and thereof.

      10.3  EVENT OF LOSS WITH RESPECT TO AN ENGINE.

         10.3.1 Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Lessee shall promptly (and, in any event, within three days after such occurrence) give Lessor and Security Agent written notice thereof and shall, promptly and, in any event, within 30 days after the occurrence of such Event of Loss (or, if earlier the date of expiration or termination of the Lease Term) and upon five days' prior written notice, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine, free and clear of all Liens (other than Permitted Liens). For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed part of the property leased hereunder, and shall be deemed an "Engine."

         10.3.2 Prior to or at the time of any conveyance of a Replacement Engine, Lessee shall, at its own expense, (1) furnish Lessor with a full warranty bill of sale, in form and substance satisfactory to Lessor, conveying to Lessor such Replacement

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Engine, (2) execute one or more Lease Supplements subjecting such Replacement
Engine to this Lease Agreement, (3) cause the filing of such instruments, in form and substance satisfactory to Lessor, as are necessary or advisable to establish and protect the interests of Lessor and the Security Agent in any such Engine (including such Lease Supplements), (4) furnish Lessor with such evidence of the transfer of title to such Replacement Engine to Lessor as Lessor may reasonably request, including that such Replacement Engine is free and clear of all Liens, except Permitted Liens, such evidence to include, without limitation, an opinion of Lessee's counsel addressed to Lessor and opining that such title has been so conveyed and that such Replacement Engine has been duly subjected to this Lease Agreement, (5) furnish Lessor with such evidence of compliance with the provisions of Sections 2.5 and 2.7 of Schedule 1 and Section 11 with respect to such Replacement Engine as Lessor may reasonably request, (6) furnish Lessor with a certificate signed by a duly authorized officer of Lessee certifying that, upon consummation of such replacement, no Default will exist hereunder and
(7) furnish Lessor with an appraisal satisfactory to Lessor which shall establish, and a certificate of an aircraft engineer (who may be an employee of Lessee) certifying, that such Replacement Engine complies with the definition of "Replacement Engine" for purposes of this Lease Agreement and each other Operative Document.

         10.3.3 Upon compliance by Lessee with the requirements of this Section 10.3, if no Default shall have occurred or be continuing, Lessor shall, upon the joint written request of Lessee and each insurer which contributed to the payment of any insurance proceeds with respect to the lost Engine, transfer to the Person designated in such request title to such Engine without recourse or warranty (except as to absence of all rights of Lessor and all Lessor Liens) and subject to the disclaimer set forth in Section 5.1, and such Engine shall thereupon cease to be an Engine leased hereunder.

         10.3.4 No Event of Loss with respect to an Engine shall result in any reduction in Basic Rent.

      10.4  REQUISITION FOR USE OF THE AIRCRAFT BY ANY GOVERNMENT ENTITY.

      In the event of the requisition for use of the Airframe and the Engines or engines installed on the Airframe during the Lease Term by any Government Entity not constituting an Event of Loss, Lessee shall promptly notify Lessor and the Security Agent of such requisition, and all of Lessee's obligations under this
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Lease Agreement and each other Operative Document with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred. All payments received by Lessor or Lessee from such Government Entity for the use of such Airframe and Engines or engines during the Lease Term shall be paid over to, or retained by, Lessee if no Default shall have occurred and be continuing and all payments received by Lessor or Lessee from such Government Entity for the use of such Airframe and Engines or engines after the end of the Lease Term shall be paid over to, or retained by, Lessor.

      10.5  APPLICATION OF PAYMENTS DURING EXISTENCE OF DEFAULT.

      Any amount referred to in this Section 10 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default shall have occurred and be continuing, but shall be held by or paid over to Lessor, as security for the obligations of Lessee under this Lease Agreement and the other Operative Documents to be held and applied pursuant to Section 13 and applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.

    SECTION 11.  INSURANCE.

      11.1  SCOPE OF INSURANCES.

      At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Lease Agreement and each other Operative Document, Lessee shall maintain or cause to be maintained with respect to the Aircraft, at its own expense:

         11.1.1  LIABILITY COVERAGE.

         Worldwide (subject to standard insurance market geographical limits) aircraft liability and comprehensive general liability, bodily injury (including passengers), property damage, non-owned aircraft liability, personal injury, cargo, mail, baggage, hangarkeepers liability, comprehensive general liability (including premises, products, and completed operations and contractual) insurance (exclusive of Airframe Manufacturer's product liability insurance),
(1) in an amount not less than the greater of (a) the amounts of comprehensive airline liability insurance from time to time applicable to aircraft owned or

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leased and operated by Lessee of the same type as the Aircraft and (b) the
Stipulated Liability Coverage, provided that if Lessor, on the basis of advice received from an independent insurance advisor of international reputation, believes that such limit should be revised upwards based on amounts then customary in the industry generally, it shall be replaced by such higher limit, if any, as such independent insurance advisor may consider appropriate, (2) of the type and covering the same risks usually carried by first class United States air carriers operating similar aircraft and engines on similar routes and covering risks of the kind customarily insured against by such air carriers with respect to such aircraft operating on such routes, (3) with insurers of recognized reputation, responsibility and substantial financial capacity reasonably acceptable to Lessor and (4) that names each Insured Party as an additional insured and otherwise complies with the requirements set forth in, and is consistent with the issuance of a valid Certificate of Insurance issued in the form of, Exhibit B.

         11.1.2  HULL COVERAGE.

         Worldwide (subject to standard insurance market geographical limits) all-risk ground and flight aircraft hull insurance covering the Aircraft, and all-risk spares insurance covering Engines and Parts while temporarily removed from the Aircraft (including while in transit) (1) for an agreed value not less than the Stipulated Loss Value in respect of all-risk hull insurance, (2) for the full replacement value, in respect of all-risk spares insurance, (3) of the type and covering the same risks usually carried by first class United States air carriers operating similar aircraft and engines on similar routes with respect to such aircraft operating on such routes, (4) confirming that the insurers shall not be entitled to replace the Aircraft or Airframe upon the occurrence of an insured Event of Loss with respect thereto, (5) with insurers and reinsurers of recognized reputation, responsibility and substantial financial capacity reasonably acceptable to Lessor and (6) that names Lessor or the Security Agent, as designated from time to time by Lessor, as the sole loss payee for all amounts up to the Stipulated Loss Value, names each Insured Party as an additional insured, provides that claims shall be adjusted and/or settled only with the consent of Lessor (and the Security Agent if one is then designated) and otherwise complies with the requirements set forth in, and is consistent with the issuance of a valid Certificate of Insurance in the form of Exhibit B hereto.

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         11.1.3  WAR HULL AND LIABILITY COVERAGE.

         Worldwide (subject to standard insurance market geographical limits) coverage of war-risk, hijacking and related perils insurance of the type and covering the same risks usually carried by first class United States air carriers operating similar aircraft and engines on similar routes (1) in no event in an amount less than (a) the Stipulated Liability Coverage with respect to liability coverage and (b) the Stipulated Loss Value with respect to hull coverage and (c) full replacement value with respect to spares coverage, (2) covering the perils of (a) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power, (b) strikes, riots, civil commotions or labor disturbances, (c) any act of one or more Persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, (d) any malicious act or act of sabotage, (e) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority, and (f) hijacking, or any unlawful seizure or wrongful exercise of control of any aircraft or crew in flight (including any attempt at such seizure or control) made by any Person or Persons on board any aircraft acting without the consent of the insured (including if committed by Persons engaged in a program of irregular warfare for terrorist purposes), (3) with insurers of recognized reputation, responsibility and substantial financial capacity reasonably acceptable to Lessor and (4) that names each Insured Party as an additional insured and, for hull and spares coverage only, names Lessor or the Security Agent, as designated from time to time by Lessor, as the sole loss payee for all amounts up to the Stipulated Loss Value and provides that claims shall be adjusted and/or settled only with the consent of Lessor (and the Security Agent if one is then designated), and otherwise complies with the requirements set forth in, and is consistent with the issuance of a valid Certificate of Insurance in the form of Exhibit B.

       11.2  APPLICATION OF PROCEEDS OF HULL INSURANCE.

         11.2.1  EVENT OF LOSS.

         All proceeds of hull insurance maintained in compliance with this
Section 11 and received as the result of the occurrence of an Event of Loss shall be applied as follows:

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          11.2.1.1  AIRCRAFT EVENT OF LOSS.

          If such proceeds are received with respect to the Airframe (or the Airframe and the Engines or engines installed thereon):

               11.2.1.1.1 To pay all amounts owing by Lessee hereunder (other than Stipulated Loss Value) and under the other Operative Documents.

               11.2.1.1.2 In reduction of the Stipulated Loss Value payable by Lessee to the extent not already paid by Lessee.

               11.2.1.1.3 With the remaining amount, if any, of such proceeds to be paid to, and retained by, Lessee.

            11.2.1.2  ENGINE EVENT OF LOSS.

            If such proceeds are received with respect to an Engine under the circumstances contemplated by Section 10.3:

               11.2.1.2.1 To pay all amounts owing by Lessee hereunder and under the other Operative Documents.

               11.2.1.2.2 With the remaining amount, if any, of such proceeds to be paid to, and retained by, Lessee, provided that Lessee shall have provided Lessor with a Replacement Engine pursuant to Section 10.3.

         11.2.2  DAMAGE.

         All proceeds of hull insurance maintained in compliance with this
Section 11 and received with respect to damage to or loss of any part of the Aircraft not constituting an Event of Loss with respect to the Airframe or an Engine shall be applied as follows:

            11.2.2.1 To pay all amounts owing by Lessee hereunder and under the other Operative Documents.

            11.2.2.2 To reimburse Lessee for the cost of the related repair or replacement, where such repair or replacement is performed in accordance with the terms hereof.

            11.2.2.3 With the remaining amount, if any, of such proceeds to be paid to, and retained by, Lessee.

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      11.3  APPLICATION OF PAYMENTS DURING EXISTENCE OF A DEFAULT.

      Any amount referred to in this Section 11 that is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default shall have occurred and be continuing, but shall be held by or paid over to Lessor as security for the obligations of Lessee under this Lease Agreement and each other Operative Document and, if a Default shall have occurred and be continuing, may, at Lessor's option, be applied against Lessee's obligations hereunder or under any other Operative Document as and when due. At such time as there shall not be continuing any such Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.

      11.4  CONTINUATION OF LIABILITY INSURANCE.

      For a period of two years after the last day of the Lease Term, and at Lessee's cost, Lessee shall continue to name each Insured Party as an additional insured under Lessee's comprehensive airline and war-risk liability insurance described in Sections 11.1.1 and 11.1.3.

      11.5  REPORTS, ETC.

      Lessee shall furnish, or cause to be furnished, to Lessor and the Security Agent, if one is then designated, on or before the Delivery Date and not later than the renewal date of any insurance, and otherwise upon reasonable request,
(1) a letter from the Insurance Brokers, substantially in the form of Exhibit C, and (2) a certificate of insurance issued by the Insurance Brokers substantially in the form of Exhibit B.

      11.6  SELF-INSURANCE.

      Lessee may not self-insure the risks required to be insured against pursuant to this Section 11, provided that Lessee may self-insure the risks covered by the hull insurance maintained in compliance with this Section 11 by way of deductible (except in connection with a total loss), in such amounts as are customarily self-insured with respect to aircraft of the same type and used in the same manner as the Aircraft by other similar air carriers, but in no event in an amount greater than the Stipulated Deductible Amount per aircraft per occurrence.

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      11.7  CHANGE OF PRACTICE OR INSURERS.

      In the event that there is a material change in the generally accepted industry-wide practice with regard to the insurance of similar aircraft or any material change with respect to the insurance of similar aircraft based or operated in any jurisdiction in which the Aircraft may then be based or operated (whether relating to all or any of the types of insurance required to be effected under this Section 11), such that Lessor, on the basis of advice received from an independent insurance advisor of international reputation, shall be of the reasonable opinion that the insurance required pursuant to this
Section 11 is insufficient to protect the respective interests of Lessor and/or any other Insured Parties, the insurance requirements set forth in this Section 11 shall be amended so as to include such additional or varied requirements as Lessor (upon the advice of such independent insurance advisor) may reasonably consider appropriate.

      11.8  CHANGE OF CIRCUMSTANCE.

      If at any time, Lessor reasonably considers that any change in circumstances is likely to occur, or has occurred and is continuing, which would materially affect or is materially affecting the insurance of the Aircraft or Airframe, then Lessor shall be entitled (without prejudice to any other rights which it may have or acquire under this Agreement or any other Operative Document by reason of such change in circumstances) to require the Aircraft or Airframe, as the case may be, to remain at any airport or to proceed to and remain at any airport designated by Lessor on the routes flown by Lessee until Lessee shall have supplemented or replaced, or implemented any necessary amendments to the terms of, such insurance, and implemented any operational changes, which Lessor reasonably considers are required as the result of such change in circumstances.

      11.9  NEGATIVE UNDERTAKINGS.

      Lessee shall not act or fail to act, or cause, permit or suffer an act or failure to act, whereby any insurance required by this Section 11 would or might reasonably be expected to be limited or rendered in whole or in part invalid, unenforceable or otherwise not in full force and effect (including any limitation resulting from inaccuracy of any representation or warranty of Lessee, or any illegal use of the Aircraft).

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      11.10  FAILURE TO INSURE.

      If at any time Lessee fails to maintain insurance in compliance with this
Section 11, each of Lessor and Security Agent shall be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease Agreement or any other Operative Document by reason of such failure):

         11.10.1 To pay any premiums due or effect or maintain such insurance or otherwise remedy such failure in such manner as Lessor or Security Agent, as the case may be, considers appropriate (and Lessee shall upon demand reimburse Lessor or Security Agent, as the case may be, in full for any amount so expended) and/or

         11.10.2 At any time while such failure is continuing, require the Aircraft to remain at any airport or, as the case may be, upon provision by Lessor or Security Agent, as the case may be, of insurance coverage satisfactory to Lessee, proceed to and remain at any airport designated by Lessor or Security Agent, as the case may be, until such failure is remedied to Lessor's and Security Agent's satisfaction.

      11.11  ADDITIONAL INSURANCE BY LESSOR.

      Lessee acknowledges that Lessor has an insurable interest in the Aircraft. Lessor shall have the right to obtain insurance in its own name with respect to such insurable interest. Lessee will render Lessor all reasonable assistance requested by Lessor in order that Lessor may adequately protect such insurable interest. Lessee agrees that the maximum amounts payable to it or to others for its account or to be applied in discharge of its obligations by any underwriter or carrier of insurance maintained by Lessee upon the occurrence of an Event of Loss with respect to the Aircraft shall be limited to the Stipulated Loss Value unless the maintenance of any such insurance in an amount in excess of such Stipulated Loss Value in respect of Lessee's insurable interest in the Aircraft does not prejudice Lessor's interests under the insurances otherwise required by this Section 11, or prevent Lessor from obtaining such insurances as it requires, in which event nothing herein shall prevent Lessee from effecting such additional insurance for its account. At Lessor's request, Lessee will have any such additional insurance coverage for the Aircraft amended so as to cover, in addition, Lessor's insurable interest therein, Lessor hereby agreeing, in such case, to reimburse Lessee in the amount of the additional premium required

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to provide such coverage for such insurable interest of Lessor.

      11.12  INSURANCE REQUIRED BY AIRFRAME MANUFACTURER.

      Without limiting any other provision of this Section 11, Lessee shall comply with the insurance requirements of Part E to Exhibit C of the Airframe Manufacturer Purchase Agreement as if it were "Buyer" thereunder.

   SECTION 12.  EVENTS OF DEFAULT.

   Lessor and Lessee agree that it is a fundamental term and condition of this Agreement that none of the following events shall occur during the Lease Term and that the occurrence of any of the following events shall constitute a repudiatory breach of this Agreement and an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Government Entity):

      12.1  FAILURE TO PAY SCHEDULED AMOUNTS.

      Lessee shall have failed to make any payment in accordance with this Lease Agreement or any other Operative Document (including any payment of Basic Rent or Renewal Rent) within three Business Days after the later of demand and the date the same shall have become due.

      12.2  FAILURE TO PAY DEMAND AMOUNTS.

      Lessee shall have failed to make any demand payment in accordance with this Lease Agreement or the other Operative Documents when the same shall have become due after demand and such failure shall continue for five Business Days.

       12.3  INSURANCE.

         12.3.1 Lessee shall have failed to carry and maintain, or cause to be carried and maintained, on or with respect to the Aircraft, any insurance required to be maintained in accordance with the provisions of Section 11.

         12.3.2 The Aircraft shall be operated at a time in contravention of any requirements or conditions of any insurance required under Section 11.

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      12.4  RETURN.

      Lessee shall have failed to return the Aircraft at the end of the Lease Term as and in the condition required by Section 4 of Schedule 1.

      12.5  CERTAIN COVENANTS.

      Lessee shall have failed to comply with its obligations under Section 2.1, 3.5.1, 6.2.1, 6.2.3, 6.2.4, 7, 8 or 14.2 or Section 2.4, 2.6, 2.9.2 or 4.1 of
Schedule 1.

      12.6  OTHER COVENANTS.

      Lessee shall have failed to comply with, observe or perform, and shall fail to cause to be complied with, observed and performed, any of its covenants, agreements or obligations hereunder or under any other Operative Document, except to the extent provided above in this Section 12, and such failure shall continue for 20 days after the earlier of (1) the date of written notice thereof to Lessee or (2) the date Lessee assuming exercise of reasonable diligence, should have known of such failure.

      12.7  REPRESENTATIONS AND WARRANTIES.

      Any representation or warranty made by Lessee herein or in any other Operative Document shall have proven to have been incorrect, inaccurate or untrue in any material respect as of the time made.

      12.8  VOLUNTARY BANKRUPTCY, ETC.

      Lessee shall have (1) commenced any proceeding or filed any petition seeking relief under any applicable bankruptcy, insolvency, liquidation, administration, receivership or other similar Law, (2) consented to or acquiesced in the institution of, or failed to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (3) applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for itself or for a substantial part of its property or assets, (4) filed an answer admitting the material allegations of a petition filed against it in any such proceeding, (5) proposed or entered into any composition or other arrangement, or made a general assignment, for the benefit of creditors or declared a moratorium on the payment of indebtedness,
(6) become insolvent or suspended payments on, become unable to, admitted in writing its inability

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to or failed generally to pay, any material portion of its debts as they become due, (7) sought its own liquidation, reorganization, dissolution or winding up or (8) taken any corporate action (including a petition, proposal or convening of a meeting by the shareholders or directors of Lessee) for the purpose of effecting any of the foregoing.

      12.9  INVOLUNTARY BANKRUPTCY, ETC.

      A proceeding shall have been commenced or a petition shall have been filed, in either case, without the consent or application of Lessee, seeking (1) relief in respect of Lessee or of a substantial part of its property or assets under any applicable bankruptcy, insolvency, liquidation, administration, receivership or similar Law, (2) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Lessee or for a substantial part of its property or assets or (3) the liquidation, reorganization, dissolution or winding up of Lessee; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be issued and shall not immediately be stayed.

      12.10  ILLEGALITY.

      It is or becomes unlawful for Lessee to perform any of its obligations under this Lease Agreement or any other Operative Document or this Lease Agreement or any other Operative Document is or becomes wholly or partly illegal, invalid or unenforceable or the existence, validity, enforceability or priority of the rights of Lessor as owner and as lessor in respect of the Aircraft, or otherwise, are or become illegal, invalid or unenforceable or are challenged by Lessee or any other Person claiming by or through Lessee.

      12.11  INDEBTEDNESS OR LEASE DEFAULT.

      (1) Lessee shall have failed to pay any amount in respect of any Indebtedness, or any interest or premium thereon, when due (whether by a scheduled maturity, required prepayment, acceleration, demand or otherwise), or Lessee shall fail to perform or to comply with any other covenant, agreement or condition contained in any agreement or instrument relating to such Indebtedness, and such failure to pay or to perform or to comply shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, if, as a result of any such failure, the maturity of such Indebtedness is capable of being accelerated and if the

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aggregate outstanding amount of all such Indebtedness exceeds, in the aggregate together with any other Indebtedness in respect of which Lessee has failed to make any payment or in respect of which Lessee has otherwise failed to perform or comply, US$1,000,000 (or the equivalent thereof), (2) Lessee shall breach or otherwise fail to perform or comply with any representation, warranty or covenant of any aircraft leases and such breach or failure to perform or to comply shall continue after the applicable grace period, if any, specified in such leases, if, as a result of such breach or failure, an aircraft lessor shall have taken action to enforce the contractual or other legal right to terminate the leasing of the relevant aircraft or repossess, or order the redelivery of, such aircraft, or (3) any "Event of Default" shall occur and be continuing under and as defined in any Other Lease.

      12.12  GOVERNMENT ACTION.

      Any Government Entity or any Person acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, or to levy or sue out upon any distress or other execution involving, all or a material part of the property of Lessee.

      12.13  JUDGMENTS.

      One or more uninsured judgments are rendered against Lessee that either
(1) imposes or impose on Lessee an obligation or obligations for the payment of money in excess of US$1,000,000 (or the equivalent thereof) in the aggregate or
(2) grants or grant to any Person equitable relief of any nature that could, if enforced, be reasonably expected to have a Material Adverse Effect and, in the case of any such judgment or judgments, the same shall remain undischarged for a period of 30 days or more, during which time execution of such judgment or judgments shall not be effectively stayed nor adequate bonding fully covering such judgment or judgments exist.

      12.14  MATERIAL ADVERSE EVENT.

      Any other event (other than an Event of Loss with respect to the Aircraft which is fully covered by insurance) occurs or state of affairs exists that has or will have, in Lessor's reasonable judgment, a Material Adverse Effect.

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   SECTION 13.  REMEDIES.

   Upon the occurrence of any Event of Default and so long as the same shall be continuing, Lessor shall have the right, effective upon notice to Lessee, to terminate this Lease Agreement and each other Operative Document and at any time thereafter Lessor may do all or any of the following, at its option and in its sole discretion (in addition to such other rights and remedies which Lessor may have under applicable Law):

      13.1  RETAKE POSSESSION.

      Upon the written demand of Lessor and at Lessee's expense, cause Lessee to return promptly, and Lessee shall return promptly, the Airframe and Engines or such part of the Aircraft as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 4 of Schedule 1 as if such Airframe and Engines were being returned at the expiration of the Lease Term, or Lessor at its option, may enter upon the premises where the Airframe or an Engine, or such part of the Aircraft is located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe, subject to all the rights of the owner, lessor, lienor or secured party of such engine, and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by Lessee, may, at the option of Lessor, be exchanged with Lessee for an Engine as if the original Engine had suffered an Event of Loss) by summary proceedings or otherwise, and Lessee waives any right it may have under applicable Law to a hearing prior to repossession of the Aircraft, Airframe or any Engine or Part (and/or, at Lessor's option, store the same at Lessee's premises until disposal thereof by Lessor), all without liability accruing to Lessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise, and Lessor is hereby irrevocably by way of security for Lessee's obligations under this Lease Agreement appointed attorney for Lessee in causing the redelivery or in directing the pilots of Lessee or other pilots to fly the Aircraft to the designated location and will have all the powers and authorizations necessary for taking that action.

      13.2  TERMINATION OR ENFORCEMENT.

      Rescind this Lease Agreement and each other Operative Document, terminate this Lease Agreement and each other Operative

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Document and/or exercise any other right or remedy which may be available to it under applicable Law or proceed by appropriate court action to enforce the terms hereof and/or exercise any other power, right or remedy which may be available to Lessor hereunder or under applicable Law. Without limiting the generality of the foregoing Lessor shall have the right, without need of any consent, authorization or action of Lessee, to cause the Aircraft to be deregistered by the Aviation Authority, and to be made ready for export and to be exported out of the Lessee Jurisdiction, and to cause all rights of Lessee in respect of the Aircraft and this Lease Agreement and each other Operative Document under or in connection with or resulting from the registration of the Aircraft or the recordation of the Operative Documents with the Aviation Authority or otherwise under or in connection with or resulting from any Law in the Lessee Jurisdiction, to be terminated and extinguished. In furtherance of the foregoing, Lessor shall be entitled and empowered to act in the name and in the place of Lessee as may be necessary or desirable, in Lessor's sole discretion, including with respect to the execution of documents and instruments, to effect such deregistration, derecordation, exportation, termination and extinguishment. Lessee hereby irrevocably and by way of security for its obligations under this Lease Agreement appoints Lessor as its attorney to execute and deliver any documentation and to do any act or thing required in connection with the foregoing.

      13.3  APPLICATION OF FUNDS.

      Without limiting any other provision of this Lease Agreement or of any other Operative Document, Lessor shall have the right to continue to hold the Security Deposit and/or Letter of Credit, as the case may be, and any other amounts received or held as security for Lessee's obligations hereunder and under any other Operative Document, and to withhold or set off against all amounts otherwise payable to Lessee hereunder or under any other Operative Document (all as security for Lessee's obligations and liabilities under this Lease Agreement and the other Operative Documents) and to use and apply in whole or in part any or all of such amounts, withholdings and setoffs to and against such obligations and liabilities of Lessee (in whatever order and according to whatever priority Lessor may choose), and any such use, application or setoff shall be absolute, final and irrevocable.

      13.4  DAMAGES.

      In addition to Lessor's rights under Section 9.1, recover

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from Lessee, and Lessee shall on demand pay damages to equal the sum of:

         13.4.1 All accrued and unpaid Rent payable hereunder in respect of any period prior to Return of the Aircraft to Lessor in the condition and otherwise in the manner required under Section 4 of Schedule 1.

         13.4.2 All Expenses incurred by Lessor in connection with such Event of Default or the exercise of Lessor's remedies with respect thereto, including
(1) all costs and expenses incurred in connection with recovering possession of the Airframe or any Engine or in placing such Airframe or Engine in the configuration, condition and repair required by Section 4 of Schedule 1 and all lost Rent payments during such recovery and reconditioning and (2) all damages (including incidental and consequential damages) incurred by Lessor in connection with such Event of Default, including all losses (including reasonable lost profits) suffered by Lessor because of Lessor's inability to place the Aircraft on lease with another lessee on terms as favorable to Lessor as this Lease Agreement or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the amount received by Lessor upon a sale or other disposal of the Aircraft, is not as profitable to Lessor as leasing the Aircraft in accordance with the terms of this Lease Agreement would have been, including in each case, lost Rent payments during any remarketing period.

    SECTION 14.  ASSIGNMENT OF LEASE.

       14.1  ASSIGNMENT BY LESSOR.

         14.1.1  RIGHT TO ASSIGN.

         Lessor (and any subsequent permitted assignee or transferee) shall have the right at any time to transfer, assign (including assign as security), mortgage, grant participations in, or otherwise dispose of, all or any portion of its right, title and interest in and to this Lease Agreement and any other Operative Document and the Aircraft to any Person (including in connection with any conversion of the lease transaction contemplated by this Lease Agreement to a "leveraged lease" structure or a "headlease-sublease" structure with a new headlease which may be either a "leveraged lease" or a "single-investor lease"). The foregoing right of Lessor is subject, in the case of an Absolute Transfer (as defined below), to Lessor's compliance with the requirements of Section
14.1.3 or absent such

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compliance, to receipt of Lessee's consent (such consent not to be unreasonably withheld).

         14.1.2  COOPERATION AND LIMITATIONS.

         Lessee shall comply, at Lessor's expense, with all reasonable requests of Lessor in connection with any such transfer, assignment, mortgage, grant or other disposition (including in connection with any such conversion), including the execution of all consents and amendments in connection therewith and the reissuance of any insurance certificate, broker's letter and broker's acknowledgment required in connection therewith.

         14.1.3  ABSOLUTE TRANSFER.

         In connection with the transfer of Lessor's entire interest in this Lease Agreement (other than with respect to indemnities and third-party liability insurance, as provided herein) (an "Absolute Transfer"):
                                              -----------------

            14.1.3.1 Lessor's obligations under this Lease Agreement and the other Operative Documents shall be assumed by the transferee or assignee (and thereupon the assigning Lessor shall be released from all of its obligations hereunder).

            14.1.3.2 Lessor shall transfer (1) any cash constituting the Security Deposit or (2) the Letter of Credit to such transferee or assignee.

            14.1.3.3 Lessee shall, immediately following such Absolute Transfer, incur no additional material obligations or additional material (over $1,000 in the aggregate) costs (financial or otherwise) hereunder or under any other Operative Document (unless Lessor agrees to indemnify Lessee therefor), provided that neither a change in the Person or Persons to whom, or for whose benefit, Lessee performs its obligations under the Operative Documents, nor an increase in the number of, or change in the nature of, beneficiaries under any indemnification, insurance or other obligation shall, in each case, constitute by itself or in the aggregate a material increase in the obligations of Lessee under the Operative Documents.

            14.1.3.4 Such transferee or assignee shall make for the benefit of Lessee all of the Lessor's representations set forth herein.

For a period of two years after such Absolute Transfer and at

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Lessee's cost, if any, Lessee will, upon Lessor's request, continue to name
Lessor (and each other Indemnified Party and Airframe Manufacturer) as an additional insured under Lessee's airline and war-risk liability insurance described in Sections 11.1.1 and 11.1.3, provided that Lessee's obligations hereunder shall not exceed its obligation under Section 11.4 (as if the effective date of such sale or assignment were the last day of the Lease Term).

         14.1.4  TRANSFER AS SECURITY.

         Without limiting the generality of Section 14.1.2, in connection with any transfer, assignment, mortgage, grant or other disposition as security (a "Security Transaction") by Lessor of its interests hereunder, under the other Operative Documents or in the Aircraft, to a lender or a financier (the "Security Assignee"), Lessee shall, at Lessor's expense:

            14.1.4.1 Enter into documentation customary for Security Transactions of the type so contemplated, and shall make such filings, and take such actions, as may be requested by Lessor in connection therewith.

            14.1.4.2 Lessee and Lessor shall amend this Lease Agreement to reflect the Security Transaction, including (1) an amendment to the definition of Operative Documents to include the documents and instruments to be entered into and/or delivered in connection with the Security Transaction, and, in the case where the Security Transaction is consummated on the Scheduled Delivery Date, the inclusion of such documents and instruments in Section 4.1 hereof, and
(2) amendments to the insurance and indemnity provisions and definitions, in each case, in order to provide the Security Assignee with customary rights and protections.

       14.2  ASSIGNMENT BY LESSEE.

       Except as otherwise expressly provided herein, Lessee may not, without the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion, assign (by express assignment, merger, consolidation or otherwise) any of its rights or delegate any of its obligations hereunder or under any other Operative Document.

       14.3  SUCCESSORS AND ASSIGNS.

       Subject to the foregoing, the terms and provisions of this Lease Agreement and each other Operative Document shall be

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binding upon and inure to the benefit of Lessor and Lessee and their respective permitted successors and assigns.

    SECTION 15.  NO SETOFF, COUNTERCLAIM, ETC.

    This Lease Agreement is a net lease and Lessee's obligation to pay Rent is and shall be absolute and unconditional and shall not be abated, suspended, diminished, reduced, delayed, discontinued or otherwise affected by any condition, circumstance, act or event of any kind whatsoever, including any of the following: (1) any right of setoff, deduction, counterclaim, recoupment, defense, suspension, deferment or other right (including any right of reimbursement) which Lessee may have against Lessor, Airframe Manufacturer, Engine Manufacturer, any Insured Party, any Inspecting Party, any Indemnified Party or any other Person for any reason whatsoever, including any claim Lessee may have for the foregoing, any present or future Law to the contrary notwithstanding, (2) the unavailability, interruption or cessation in use of the Aircraft for any reason, including (a) any requisition thereof or any restriction, prohibition or curtailment of, interference with, or other restriction against, Lessee's use, operation or possession of the Aircraft (whether by Law, any Government Entity or other Person (other than Lessor, except as permitted by this Lease Agreement or any other Operative Document or by law) or otherwise) and (b) any damage to or loss or destruction (including an Event of Loss) of or to the Aircraft and (c) the removal of the Aircraft from service to permit the Final Inspection, Final Maintenance or Return of the Aircraft, (3) any defect in the title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade or for registration or certification, (4) any amendment or modification of or supplement to any of the Operative Documents, any agreements relating to any thereof or any other instrument or agreement applicable to the Aircraft, the Airframe or any Engine, or any assignment or transfer of any thereof, or any furnishing or acceptance of any additional security, or any failure or inability to perfect any security, (5) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against Lessee, Lessor, any Indemnified Party or any other Person, (6) the invalidity, unenforceability or impossibility of performance of this Lease Agreement, any other Operative Document or any of the terms hereof or thereof, the lack of power or authority of Lessee to enter into this Lease Agreement or any other Operative Document, or any other defect in

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this Lease Agreement or any other Operative Document, (7) any breach by Lessor, any Indemnified Party or any other Person of any representation, warranty or covenant, express or implied, made or alleged to be made to Lessee, or any right, claim, bill, action or suit whatsoever by or against or on the part of Lessee, including whether arising out of legal action or otherwise, at law or in equity, whether affirmative, negative or defensive in nature for or on account of the legality, validity, enforceability or otherwise arising as a result of
(a) this Lease Agreement or any other Operative Document or any of the terms or conditions hereof or thereof, (b) any express or implied warranty or (c) any contract, agreement or transaction between Lessee and Lessor or any other Person, whether direct or indirect, written or oral, (8) any waiver, consent, change, extension, indulgence or any action or inaction under or in respect of any such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege in respect of any such instrument or agreement or this Lease Agreement or any other Operative Document, (9) any transfer of any interest in this Lease Agreement or any other Operative Document or in the Aircraft by Lessor or any change of ownership of Lessor, or (10) any other circumstance, happening or event whatsoever, whether or not similar to the foregoing, which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of Lessee hereunder, it being the express intention of Lessor and Lessee that all Rent and other amounts payable by Lessee hereunder or under any other Operative Document shall be payable in all events, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease Agreement.

   Lessee hereby waives, to the extent permitted by applicable Law, any and all rights which it may have or which at any time hereafter may be conferred upon Lessee, by Law or otherwise, to terminate, cancel, quit or surrender this Lease Agreement or any other Operative Document, or to abate, suspend, defer, reduce or otherwise fail to comply in full with any obligation imposed upon Lessee hereunder or thereunder or in relation hereto, except termination of this Lease Agreement in accordance with the express provisions hereof. If for any reason whatsoever this Lease Agreement is terminated in whole or in part by operation of Law or otherwise, except as specifically provided herein, Lessee nonetheless agrees to pay Lessor an amount equal to each Rent payment at the time such payment would have become due in accordance with this Lease Agreement and each other Operative Document had this Lease Agreement not been terminated in whole or in part until Return of the Aircraft to Lessor. Each Rent

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payment made by Lessee shall be final, and Lessee shall not seek to recover all or any part of any such payment for any reason whatsoever.

    Nothing in this Section 15 shall be construed to limit any right Lessee may have to pursue any claim it may have against Lessor or any Indemnified Party or Airframe Manufacturer under this Lease Agreement, applicable Law or otherwise.

    SECTION 16.  FURTHER ASSURANCES, ETC.

      16.1  FURTHER ASSURANCES.

      Without limiting the other obligations and liabilities of Lessee under this Lease Agreement and the other Operative Documents, Lessee agrees to promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to effectively carry out the intent and purpose of this Lease Agreement and the other Operative Documents and to establish, perfect and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder and if applicable, any Security Assignee under any Security Transaction.

      16.2  LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS.

      If Lessee fails to make any payment of Rent or fails to perform or comply with any agreement, covenant or obligation contained herein or in any other Operative Document, Lessor or Security Agent shall have the right, but not the obligation, at its election and without waiver of any of its rights or remedies against Lessee, to perform or comply with such covenant, agreement or obligation and/or pay such amount, and the amount of such payment and any Expenses incurred by Lessor or Security Agent, as the case may be, in connection with such payment or the performance of or compliance with such agreement, covenant or obligation, as the case may be, together with interest at the Past Due Rate, shall be payable by Lessee to Lessor upon demand as Supplemental Rent. The taking of any action by Lessor or Security Agent, as the case may be, pursuant to this Section
16.2 shall not constitute a waiver or release of any obligation of Lessee hereunder nor a waiver of any Default which may arise out of Lessee's nonperformance of such obligation, nor an election or waiver by Lessor of any right or remedy available to Lessor under or in relation to this Lease Agreement or any other Operative Document.

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       16.3  NO IMPLIED WAIVERS; RIGHTS CUMULATIVE.

         16.3.1 No failure on the part of Lessor or any other Person to exercise and no delay in exercising any right, power, remedy or privilege under any Operative Document or provided by statute or at Law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any Event of Default or as an acquiescence thereto, nor shall any single or partial exercise of any such right, power, remedy or privilege impair, prejudice or preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege. No acceptance of partial payment or performance shall, whether or not expressly stated, be or be deemed to be a waiver of any Event of Default then existing or a waiver or release of full payment and performance. No notice to or demand on Lessee shall in any case entitle Lessee to any other or further notice or demand in other or similar circumstances or constitute a waiver of the right of Lessor or any other Person to any other or further action in any circumstances without notice or demand.

         16.3.2 Nothing contained in any Operative Document shall be construed to limit in any way any right, power, remedy or privilege of Lessor or other Person hereunder or under any Operative Document or now or hereafter existing at Law or in equity. Each and every right, power, remedy and privilege of Lessor under the Operative Documents (1) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document or at law or in equity, (2) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and (3) shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other.

    SECTION 17.  CONFIDENTIALITY.

    Each of Lessee and Lessor shall keep this Lease Agreement and each other Operative Document (and all terms and provisions hereof and thereof) confidential and shall not disclose, or cause to be disclosed, the same to any Person, without the prior written consent of the other, except (1) to prospective and permitted transferees of Lessor or to any Person considering the provision of financing to Lessor or to such prospective transferee and their respective counsel, accountants, insurance brokers and advisers or other agents,
(2) in connection with any enforcement of any provisions of this Lease Agreement or any

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other Operative Document by Lessor or any provider of financing to Lessor, (3)
to its Affiliates or the Affiliates of any Person providing financing to Lessor or (4) as may be required by Law, provided that any and all disclosures of all or any part of such documents and/or information which are permitted by this
Section 17 shall be made only to the extent necessary to meet the specific requirements or needs of the Persons to whom such disclosures are hereby permitted and the disclosing party shall inform such Persons of the confidential nature of such documents and/or information.

    SECTION 18.  GOVERNING LAW AND JURISDICTION.

       18.1  NEW YORK LAW.

       THIS LEASE AGREEMENT AND EACH OTHER OPERATIVE DOCUMENT, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THAT STATE BETWEEN CITIZENS OF THAT STATE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE WITHOUT REFERENCE TO ANY RULES GOVERNING CONFLICTS OF LAWS.

       18.2  NONEXCLUSIVE JURISDICTION IN NEW YORK.

       Lessee and Lessor each hereby irrevocably consents that any legal action or proceeding against it or any of its assets arising out of or relating to this Lease Agreement or any other Operative Document may be brought in any jurisdiction where it or any of its assets may be found, in the courts of the United States of America for the Southern District of New York or in the courts of the State of New York located in Manhattan, as the party bringing such action or proceeding may elect, and by execution and delivery of this Lease Agreement each of Lessor and Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby. Nothing herein shall limit the right of Lessor from bringing any legal action or proceeding or obtaining execution of judgment against Lessee in any other appropriate jurisdiction or concurrently in more than one jurisdiction. Lessee and Lessor further agree that a final judgment in any action or proceeding arising out of or relating to this Lease Agreement or any other Operative Document shall be conclusive and may be enforced in any other jurisdiction within

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or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the indebtedness or liability therein described, or in any other manner provided by Law. Each of Lessee and Lessor hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease Agreement or any other Operative Document brought in any court in or of the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any court in or of the State of New York has been brought in an inconvenient forum.

      Lessee shall maintain the process agent specified for it in Section 18.3, or such other Person located within the State of New York as may be acceptable to Lessor, as its agent for service of process in the State of New York during the Lease Term and six months thereafter, at Lessee's sole cost and expense. Lessee irrevocably and unconditionally agrees that if Lessor brings legal proceedings against it or its assets in relation to this Lease Agreement no immunity from such legal proceedings (which will be deemed to include suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) will be claimed by or on behalf of itself or with respect to its assets. Lessee further irrevocably and unconditionally (1) waives any such right of immunity which it or its assets now have or may in the future acquire and (2) consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

      LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT.

      18.3  SERVICE OF PROCESS.

      Lessee hereby irrevocably designates, appoints and empowers National Corporate Research, Ltd., 225 West 34th Street, Suite 2110, New York, New York 10122, as its authorized agent to receive on its behalf and on behalf of its property service of copies of the summons and complaint and any other process which

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may be served in any action or proceeding arising out of or relating to this
Lease Agreement or any other Operative Document. Such service may be made by mailing or delivering a copy of such process in care of the appropriate process agent set forth above and Lessee hereby irrevocably authorizes and directs its designated process agent to accept such service on its behalf. Lessee further agrees that failure by a process agent appointed in accordance with the foregoing terms to notify Lessee of the process shall not invalidate the proceeding concerned. Notwithstanding the foregoing, nothing herein shall affect the rights of either party to serve process in any other manner permitted by Law.

    SECTION 19.  MISCELLANEOUS.

       19.1  AMENDMENTS.

       No provision of this Lease Agreement or any other Operative Document may be amended, changed, waived or discharged orally, but only by an instrument in writing specifying the provision intended to be amended, changed, waived or discharged and signed by each party hereto or thereto; and no provision of this Lease Agreement or any other Operative Document shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or other matter not specifically set forth in an agreement in writing and signed by each party hereto or thereto.

       19.2  SEVERABILITY.

       If any provision hereof or of any Operative Document should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law (1) all other provisions hereof or thereof shall remain in full force and effect in such jurisdiction and (2) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

       19.3  COUNTERPARTS.

       This Lease Agreement, any Operative Document and any amendments, waivers, consents or supplements hereto or thereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

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      19.4  CHATTEL PAPER.

      To the extent, if any, that this Lease Agreement constitutes chattel paper (as defined in the Uniform Commercial Code in effect from time to time in any applicable jurisdiction) no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Lessor on the signature page thereof.

      19.5  TIME OF THE ESSENCE.

      Subject to the periods of grace referred to in Section 12, time shall be of the essence as regards the performance by Lessee of its obligations under this Lease Agreement and each other Operative Document.

      19.6  NOTICES.

      All notices, requests and other communications to Lessee, Lessor or any other Person hereunder or under any other Operative Document shall be in writing (for this purpose, "writing" includes telecopy or similar electronic transmissions), shall refer specifically to this Lease Agreement or such other Operative Document, as the case may be, and shall be personally delivered or sent by telecopy or other similar electronic facsimile transmission, or sent by overnight courier service (e.g., Federal Express), in each case to the respective address and telecopy number specified in Schedule 4 or such other address or telecopy number as such Person may hereafter specify by notice to the other party or to the parties hereto. Each such notice, request or other communication shall be effective when received or, if by telecopier or other similar electronic transmission, when "confirmed" by the sending telecopy or similar machine and written evidence of such confirmation is produced by such machine, provided that any such notice by telecopy so "confirmed" after 6:00 p.m., for the recipient, shall be effective on the next succeeding local Business Day.

      19.7  ENTIRE AGREEMENT.

      This Lease Agreement and the other Operative Documents in effect on the date hereof constitute the entire agreement between the parties concerning the subject matter hereof and thereof, and supersede all previous proposals, agreements, understandings, negotiations and other written and oral communications in

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relation hereto and thereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein and therein.

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Lessee and Lessor have caused this Lease Agreement to be executed by their respective officers as of the day and year first above written.

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.



By:
    Title:


FRONTIER AIRLINES, INC.



By:
    Title:


              [THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART]

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Exection Copy

Lessee and Lessor have caused this Lease Agreement to be executed by their respective officers as of the day and year first above written.

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.



By:
    Title:


FRONTIER AIRLINES, INC.



By:
    Title:



 RECEIPT OF THIS ORIGINAL COUNTERPART OF THE FOREGOING AIRCRAFT LEASE AGREEMENT
        IS HEREBY ACKNOWLEDGED ON THIS ____ DAY OF ______________, 1996.


BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.



By:
    Title:

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Exection Copy
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                                                             Schedule 1
                                                             Operational Matters
                                                             Lease Agreement
                                                             (MSN 28760)


                                  SCHEDULE 1
                              OPERATIONAL MATTERS
                                  (MSN 28760)

Capitalized terms used but not defined herein (or in any annex hereto) shall have the respective meanings, and shall be interpreted and construed in the manner, set forth in the Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), between Boullioun Aircraft Holding Company and Frontier Airlines, Inc., to which this document is a schedule.

   SECTION 1.  GENERAL DEFINITIONS.

   The following terms shall have the following meanings for all purposes of the Lease Agreement and this Schedule 1:

   "AD" shall mean any airworthiness directive or other requirement of the Aviation Authority applicable to the Airframe, either Engine, any Part or the Aircraft Documentation.

   "Aircraft Documentation" shall mean the documentation described in Section
2.5 of this Schedule 1.

   "Airframe" shall mean, collectively, (1) Airframe Manufacturer Model 737-36Q airframe (except only Engines or engines from time to time installed thereon), bearing Airframe Manufacturer's serial number 28760 and (2) any and all Parts so long as the same shall be incorporated or installed in or attached to such airframe, and any and all Parts removed therefrom so long as title to such removed Parts shall remain vested in Lessor in accordance with the terms of
Section 2.3 of this Schedule 1.

   "Airframe Cycle" shall mean one takeoff and landing of the Airframe.

   "Airframe Flight Hour" shall mean each hour or part thereof elapsing from the moment the wheels of the Airframe leave the ground on takeoff until the wheels of the Airframe touch the ground on landing following such flight. For purposes of all calculations under the Operative Documents measured in Airframe

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Flight Hours, such Airframe Flight Hours (or parts thereof) shall be rounded up to the nearest minute.

   "Airworthiness Certificate" shall mean a valid, current transport category airworthiness certificate issued in respect of the Aircraft by the Aviation Authority.

   "Approved Maintenance Performer" shall mean Lessee or any other maintenance performer having a valid repair station license and otherwise approved by the Aviation Authority in the operation specifications with regard to major maintenance, including airframe, engine, landing gear and APU overhaul, and otherwise approved by the Aviation Authority.

   "Approved Maintenance Program" shall mean the Lessee's Aviation Authority approved written block maintenance, inspection and repair program and schedule for Airframe Manufacturer 737-300 aircraft, designed in accordance with Airframe Manufacturer's maintenance planning document and in accordance with Engine Manufacturer's and Parts manufacturers' respective maintenance manuals, including Lessee's current approved maintenance schedule and the CPCP, as such maintenance, inspection and repair program is approved by Lessor pursuant to
Section 4.2 of the Lease Agreement and as amended from time to time in accordance with the Lease Agreement, or such other written maintenance, inspection and repair program, if any, as Lessor and Lessee shall agree in writing (if required by this Lease Agreement or any other Operative Document), in either case, as in effect from time to time. In all cases, such Approved Maintenance Program shall be consistent with the latest revision of Airframe Manufacturer's Maintenance Planning Document and the CPCP.

   "APU" shall mean (1) the auxiliary power unit identified by manufacturer's serial number in Lease Supplement No. 1 and (2) any auxiliary power unit substituted for such auxiliary power unit in accordance with the Lease Agreement.

   "Basic Shop Visit" shall mean, (1) with respect to any Engine, any shop visit, as defined by Engine Manufacturer that is based on an approved program of condition monitoring and trend monitoring of performance deterioration requiring complete disassembly, inspection and repair of any module of an Engine or a whole Engine that results in a minimum of 5,000 cycles of operation remaining on each of the life limited Parts in such Engine and with an attempt to restore performance to a level consistent with Engine Manufacturer's specification applicable to

Frontier Lease Agreement (MSN 28760)
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such Parts upon the completion of a shop visit of the kind contemplated by this clause (1) and (2) with respect to the APU, a restoration of the nucleus or hot section as defined by the APU manufacturer.

   "Cabin" shall mean the passenger compartment and all doors (interior only), windows, interior panels, storage bins, lights, seats, seat covers, carpets, lavatories, galleys, galley equipment, closets, flight attendant seats, passenger communications and entertainment systems (with respect to which Lessor has or should, in accordance with the Lease Agreement, have title), emergency and miscellaneous equipment, seat tracks and floor areas.

   "CPCP" shall mean a Corrosion Prevention and Control Program that establishes minimum requirements for the Aircraft, incorporating, among other things, the recommendations of Airframe Manufacturer and the mandatory requirements established by FAA AD 90-25-01 and Boeing document D6-38528.

   "Delivery Documentation" shall mean, collectively, any and all log books, records, manuals and other data or documents described in Annex 1 to Schedule 3.

   "Engine" shall mean (1)(a) either of Engine Manufacturer Model CFM56-3C-1 engines listed by Engine Manufacturer's serial numbers in the Lease Supplement No. 1 and originally installed on the Airframe at the time of delivery to Lessee hereunder whether or not from time to time thereafter installed on the Airframe or installed on any other airframe and (b) any Replacement Engine which may from time to time be substituted, pursuant to the terms hereof, for either of such Engines, and (2) in each case, any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 2.3 of this Schedule 1 after removal from such Engine, provided that at such time as an engine shall be deemed part of the property leased hereunder in substitution for an "Engine," pursuant to the applicable provisions hereof, the replaced Engine shall cease to be an "Engine" hereunder. The term "Engines" shall mean, as of any date of determination, all Engines then leased hereunder. Each Engine has 750 or more rated takeoff power or its equivalent.

   "Engine Cycle" shall mean, with respect to any Engine, one takeoff and landing of the airframe (including the Airframe) on

Frontier Lease Agreement (MSN 28760)
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

which such Engine is from time to time installed.

   "Engine Flight Hour" shall mean each hour or part thereof elapsing from the moment the wheels of the airframe (including the Airframe) on which such Engine is from time to time installed leave the ground on takeoff until the wheels of such airframe touch the ground on landing following such flight. For purposes of all calculations under the Operative Documents measured in Engine Flight Hours, such Engine Flight Hours (and parts thereof) shall be rounded up to the nearest minute.

   "External Repair" shall mean any repair to a penetration, scratch or dent of the exterior surface of the Airframe, but where a "scab patch" to the Airframe is permitted, it shall be a repair accomplished in conformity with the Structural Repair Manual or approved by Airframe Manufacturer or the Aviation Authority.

   "Final Inspection" shall mean the inspection of the Aircraft by Lessor and any other Inspecting Parties during any part of the inspections, checks, and test flights required pursuant to Sections 4.3, 4.4 and 4.5 of this Schedule 1 or otherwise performed in connection with the Return, which, in each case, shall be at Lessee's risk, cost and expense (subject to Section 4.9 of this Schedule
1).

   "Final Maintenance" shall mean the work to be performed by Lessee in order to cause the Aircraft to meet the requirements of this Schedule 1, including Annex 1 hereto.

   "Flight Charges" shall mean all flight charges, route navigation charges, navigation service charges and all other fees, charges or Taxes payable for the use of or for services provided at any airport or otherwise payable to any airport, airport authority, navigation or flight authority or other similar entity or for any services provided in connection with the operation, landing or navigation of aircraft.

   "Follow-On Operator" shall mean any Person acquiring title to or the right to use the Aircraft after the end of the Lease Term (whether or not such Person is an airline or other operator).

   "Inspecting Party" has the meaning set forth in Section 4.3.1 of this
Schedule 1.

   "Landing Gear" shall mean (1) each landing gear assembly of

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the Aircraft identified by serial number in Lease Supplement No. 1 and (2) any landing gear assembly substituted for any such identified landing gear assembly in accordance with the Lease Agreement.

   "Landing Gear Overhaul" shall mean any full overhaul of any Landing Gear to essentially full manufacturer specification and operating condition, and, for the avoidance of doubt, "full overhaul" does not mean only the replacement, repair or overhaul of any rotable components, any cleaning or replacement of seals, any repair of brakes, wheels or tires, brake rods, struts or braces, in each case, that occurs any more frequently than a full overhaul.

   "Major Checks" shall mean any "C" check, multiple "C" check, "7C/SI" check (or equivalent) or annual heavy maintenance visit or segment thereof suggested for commercial aircraft of the same model as the Aircraft by Airframe Manufacturer or as set out in the Approved Maintenance Program.

   "Major Modifications" shall include, but shall not be limited to (1) changes that alter the fundamental nature of the Aircraft as a passenger and cargo carrying aircraft or Cabin modifications that materially change the interior layout of the Aircraft, (2) changes to the Aircraft structure or performance of the Aircraft, (3) changes that adversely affect interchangeability or replaceability of Parts, (4) changes that invalidate or impair any warranty with respect to the Aircraft or any Engine or Part, (5) changes that adversely affect the eligibility of the Aircraft to obtain an airworthiness certificate from the Aviation Authority or (6) any changes that result in a variation from the original type certificate for the Aircraft, but shall exclude changes pursuant to ADs and SBs provided by Airframe Manufacturer which have Aviation Authority approval and all Required Modifications.

   "Modification" shall mean any modification, addition, alteration, removal or other change (including performance of ADs and SBs and the removal of Obsolete Parts) to the Airframe, any Engine or any Part.

   "Modification Parts" shall mean those Parts installed on the Aircraft in connection with a Modification.

   "Obsolete Parts" shall mean Parts that Lessee has determined in its reasonable judgment to be no longer suitable or

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appropriate for use on the Airframe or such Engine.

   "Parts" shall mean any and all appliances, parts, components, modules, navigation, avionics and communications equipment, computers, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (including the APU and the Landing Gear but excluding complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine, so long as title thereto shall remain vested in Lessor, in accordance with the terms of Section 2.3 of this Schedule 1.

   "Replacement Engine" shall mean an Engine Manufacturer Model CFM56-3C-1 engine (or an improved model having a modification status, value and utility at least equal to such an Engine Manufacturer Model CFM56-3C-1 engine) (including all warranty rights with respect to such engine) suitable for installation and use on the Airframe without impairing the value or utility of the Aircraft, and which has a modification status, value, condition and utility (in each case, taking into account the age of the Engine and the accumulated Engine Flight Hours and Engine Cycles) at least equal to the Engine it is replacing (assuming such Engine was at least in the modification status, condition and repair required by the terms hereof immediately prior to being replaced).

   "Required Modifications" has the meaning set forth in Section 2.2.1 of this
Schedule 1.

   "Reserves" shall mean all amounts payable by Lessee pursuant to Section 3 of this Schedule 1.

   "Return" shall mean the return of the Aircraft by Lessee to Lessor at the Return Location (or such other location as may be agreed by Lessor and Lessee) in the condition and manner required by Section 4 of this Schedule 1 and the other provisions of the Lease Agreement and the other Operative Documents, as evidenced by the execution by Lessor, and the delivery to Lessee, of the Return Acceptance Certificate.

   "Return Acceptance Certificate" shall mean the acceptance certificate to be delivered by Lessor to Lessee pursuant to Section 4.6 of this Schedule 1 in the form of Attachment 2 to Annex 1 to this Schedule 1.

   "SB" shall mean any optional, recommended or alert service

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bulletin or service letter as, where not expressly specified herein or in any other Operative Document, issued by Airframe Manufacturer, Engine Manufacturer or the manufacturer of the appliances or Parts.

   SECTION 2.  MAINTENANCE; OPERATION; ETC.

      2.1  GENERAL MAINTENANCE.

      Lessee, at its own expense, shall, at all times during the Lease Term and until the Aircraft is returned in the condition and manner required by this
Schedule 1 and the Lease Agreement maintain, service, repair, test, inspect and overhaul, or cause (subject to Section 8 of the Lease Agreement) to be maintained, serviced, repaired, tested, inspected and overhauled, the Aircraft:

         2.1.1  In accordance with:

            2.1.1.1 The Approved Maintenance Program (which shall not be amended in any way adverse to Lessor's reasonable interests (for example, increasing the maintenance intervals for the airframe, engines, landing gear, APU or other material items, or changing such intervals beyond those prescribed in the approved maintenance manuals) except as may be required by Law or by the applicable rules and regulations of the Aviation Authority).

            2.1.1.2 The structural repair manual of Airframe Manufacturer and the maintenance and repair manuals of Engine Manufacturer and the manufacturers of the Parts.

            2.1.1.3  The rules and regulations of the Aviation Authority.

            2.1.1.4  Good commercial airline practice.

         2.1.2 So as to keep the Aircraft in as good condition (operating and otherwise) as when delivered on the Delivery Date, ordinary wear and tear excepted, and in the same manner and with the same care and diligence as other aircraft owned or operated by Lessee.

         2.1.3 So as to keep the Aircraft in such condition as may be necessary to enable an Airworthiness Certificate for the Aircraft to be maintained in good standing at all times under

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applicable Law.

      2.2  MODIFICATIONS AND OTHER MAINTENANCE.

      Without limiting Lessee's obligations under Section 2.1 of this Schedule 1, Lessee shall, at its own expense:

         2.2.1  REQUIRED MODIFICATIONS.

         Comply on a terminating basis with (1) all applicable ADs issued by the Aviation Authority and all alert SBs issued by Airframe Manufacturer, Engine Manufacturer or the manufacturer of any Part and (2) and all Modifications required to meet the standards of the Aviation Authority ("Required
                                                           --------
Modifications"), (y) in the case of ADs and other Aviation Authority-required
-------------
Modifications, the mandatory compliance date for which action on such basis falls during the Lease Term and (z) in the case of alert SBs, the issuance date thereof is at least six months prior to the scheduled expiration of the Lease Term, provided that Lessee may, in good faith, contest the validity or application of any such Required Modification in any manner which does not involve any danger of the sale, forfeiture or loss of the Aircraft or, in the reasonable judgment of Lessor, otherwise materially adversely affect Lessor.

        *

         2.2.2  CPCP.

         Carry out such work as may be required to comply with the CPCP, but which shall in any case include periodic inspection, testing and corrosion inhibiting treatment to or of fuel tanks, periodic inspection, cleanup and resealing under galleys and lavatories, the cleaning and treating of all mild and moderate corrosion and the correcting of all severe and exfoliated corrosion, and the application of corrosion inhibition compounds to exposed landing gear and critical surface areas and all hidden areas of the Aircraft as recommended by Airframe Manufacturer.

         2.2.3  REPAIRS.

         Effect any required repair to the Airframe or any Engine, and any Parts installed therein or thereon, only (1) by an Approved Maintenance Performer, (2) by Aviation Authority-licensed mechanics, (3) in accordance with the Approved

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Maintenance Program, Airframe Manufacturer's structural repair manual, Airframe
Manufacturer's component repair manual, Engine Manufacturer's repair manuals and the other repair and overhaul manuals related to the Aircraft or any Part thereof, in each case, as approved by the Aviation Authority and (4) the relevant, if any, engineering change orders (which shall first be approved by the Aviation Authority).

         2.2.4  AVIATION AUTHORITY COMMUNICATIONS.

         Make available for review by Lessor copies of any written communications with the Aviation Authority, Airframe Manufacturer, Engine Manufacturer or other vendors with respect to incidents, defects or malfunctions of the Aircraft.

         2.2.5  CORRECTION OF DISCREPANCIES.

         Diligently correct any and all discrepancies from the requirements hereof identified by Lessor.

         2.2.6  APPROVED MAINTENANCE PERFORMER.

         Ensure that only an Approved Maintenance Performer services, maintains, overhauls, repairs or performs any Modifications on or to the Aircraft or any installed engine or part.

         2.2.7  AVIATION AUTHORITY APPROVED PARTS.

         Ensure that only Aviation Authority-approved parts and materials are installed or used on the Aircraft.

         2.2.8  MAINTENANCE OF NON-"ENGINE."

         Notwithstanding anything to the contrary contained herein, maintain any engine which is not an Engine but which is installed on the Airframe as if it were an Engine.

      2.3  REPLACEMENT OF PARTS.

         2.3.1  REPLACEMENT OF PARTS REQUIRED.

         Except as otherwise provided in Section 2.4 with respect to Modification Parts which may be removed pursuant to Section 2.4.6 of this
Schedule 1 and Obsolete Parts, Lessee shall

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replace, at its own expense, all Parts which may from time to time become worn out, obsolete, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever with replacement parts as set forth in this Section 2.3. Each such replacement part incorporated or installed in or attached or added to the Airframe or any Engine shall:

            2.3.1.1  FREE OF LIENS.

            Be free and clear of all Liens (except for Permitted Liens).

            2.3.1.2  GOOD OPERATING CONDITION, ETC.

            (1) Be in as good operating condition as, (2) have no more hours, cycles or calendar time than, have the same interchangeable modification status as, and have a value and utility at least equal to, the Part replaced, assuming such replaced Part was in the condition and repair required to be maintained by the terms hereof, and (3) with respect to avionics, navigation, communications equipment, be of the same make and the same or more advanced model.

            2.3.1.3  AVIATION AUTHORITY TAG.

            Have a current valid Aviation Authority "serviceable tag" of the manufacturer or maintenance facility providing such parts to Lessee, which tag shall identify the manufacturer, vendor, part number, make, model and serial number, date and hours and/or cycles and, where applicable, indicating that such parts are new, serviceable or overhauled.

Lessee may use a replacement part that does not comply with the requirements of the foregoing sentence if a complying part cannot be procured or installed within the available ground time of the Aircraft, provided that the original
Part is reinstalled or the noncomplying part is removed and replaced by a complying part, in each case as promptly as practicable (and in any event within 60 days of removal or, if earlier, on or before the last day of the Lease Term).

         2.3.2  OWNERSHIP OF PARTS.

         Immediately upon any part's (including Modification Parts) becoming incorporated in, installed on or attached to the

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Airframe or any Engine, without further act (1) title to such part shall thereupon vest in Lessor, free and clear of all Liens (other than Permitted Liens), (2) such part shall become subject to the Lease Agreement and be deemed a "Part" of such Airframe or such Engine for all purposes hereof and (3) title to any replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and all Lessor Liens and shall no longer be deemed a Part hereunder, except that with respect to non-complying parts described in the last sentence of Section 2.3.1 of this Schedule 1 where such non-compliance is due to the failure to meet the requirements of Section 2.2.1.1 or 2.3.1.2 of this
Schedule 1 and the parts described in Section 2.4.5 of this Schedule 1, title thereto shall not vest in Lessor. Lessee will at its own expense take all such steps and execute, and procure the execution of, all such instruments as Lessor may reasonably require and which are necessary to ensure that title so passes to Lessor according to all applicable laws. At any time when requested by Lessor, Lessee will provide evidence to Lessor's reasonable satisfaction (including the provision, if required, to Lessor of a legal opinion) that title has so passed to Lessor. All Parts (other than Modification Parts) at any time removed from the Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements set forth in Section 2.3.1 of this Schedule 1. Upon any removal of Modification Parts pursuant hereto, title thereto shall, without further act, vest in Lessee free and clear of all rights of Lessor and all Lessor Liens, and such Modification Part shall no longer be deemed a Part hereunder.

      2.4  MODIFICATIONS.

         2.4.1  ABILITY TO MODIFY.

         Lessee, at its own expense, may from time to time add further parts or accessories and make such Modifications to the Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business (so long as title to any Obsolete Parts shall remain in Lessor), provided that:

            2.4.1.1  NO MAJOR MODIFICATIONS.

            Lessee shall not, without Lessor's prior written consent, make any Major Modifications to the Aircraft, and in connection with obtaining such consent Lessee shall (1) provide

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Lessor with advance copies of all designs, plans, diagrams, drawings and data to be used by Lessee in accomplishing such Major Modifications and (2) obtain the approval of the Aviation Authority (as evidenced by the issuance of a supplemental type certificate or similar certification issued by the Aviation Authority).

            2.4.1.2  MAY NOT DIMINISH VALUE, ETC.

            No such Modification shall diminish the value or utility of the Airframe or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition or airworthiness thereof immediately prior to such Modification, assuming the Airframe or such Engine were then of the value and utility and in the condition and repair required to be maintained by the terms of the Lease Agreement and each other Operative Document.

         2.4.2  NO OBLIGATION OF LESSOR TO PAY.

         Lessor shall not be required under any circumstances to pay directly or indirectly for any Modifications, except as provided in Section 2.2.1 of this
Schedule 1.

         2.4.3  REMOVAL OF MODIFICATION PART.

         Notwithstanding the foregoing, Lessee may, at any time during the Lease Term, so long as no Default shall have occurred and be continuing, remove or suffer to be removed any such Modification Part, provided that such Modification Part (1) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of delivery thereof or any Part in replacement of or substitution for any such Part, (2) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms hereof and (3) can be removed from the Airframe or such Engine without damaging the Airframe or such Engine or diminishing or impairing the value, utility, condition or airworthiness which the Airframe or such Engine would have had at such time had such Modification not been made, assuming the Airframe or such Engine was then of the value and utility and in the condition and repair required to be maintained by the terms of the Lease Agreement and the other Operative Documents.

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         2.4.4  REVERSAL OF MODIFICATION.

         Upon the written request of Lessor, to be given at least 30 Business Days prior to the scheduled expiration of the Lease Term, Lessee shall, on or before the last day of the Lease Term and at its own expense, reverse any Modification and restore the Aircraft to its required condition as if such Modification had not been made.

         2.4.5  TITLE TO REMOVED MODIFICATION PART.

         Upon the removal by Lessee of any Modification Part as provided in Sections 2.4.3 and 2.4.4, title thereto shall, without further act, vest in Lessee free and clear of Lessor and all Lessor Liens, and such Modification Part shall no longer be deemed a Part of the Airframe or Engine from which it was removed. Any Modification Part not removed by Lessee as above provided prior to the return of the Airframe or Engine to Lessor hereunder shall remain the property of Lessor.

         2.4.6  PASSENGER COMMUNICATION EQUIPMENT.

         Notwithstanding Section 2.3.1.1 of this Schedule 1, Lessee may from time to time install on the Aircraft equipment that is leased or conditionally sold to Lessee (and title to such equipment shall remain vested in the lessor or conditional vendor thereof) if (1) such equipment is audio-visual equipment, personal computers, telephones, fax machines and other passenger communications equipment and (2) it can be removed without causing material damage to the Aircraft and any damage caused by such removal is, prior to Return, repaired so that the Aircraft is restored to a condition at least as good as prior to such installation.

         2.4.7  SERVICE BULLETIN KITS.

         During the Lease Term, Lessee shall from time-to-time request, and shall retain, all SB kits relating to the Aircraft, any Engine or any Part which are available to Lessee at no cost other than postage and handling costs. If any "no cost" period lapses without Lessee acquiring such kit, Lessee shall be obligated to acquire such kit at the manufacturer's then cost for such kit.

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      2.5  DOCUMENTATION.

         2.5.1  During the Lease Term, Lessee shall maintain:

            2.5.1.1 The Delivery Documentation and all other documentation delivered to Lessee on or about the Delivery Date with respect to the Aircraft, either Engine or any Part.

            2.5.1.2 All other logbooks, records (including, without limitation, records relating to the service, inspection, maintenance, modification, testing, overhaul and repair of the Aircraft and all Parts installed therein or thereon), manuals (including, without limitation, operations, maintenance, repair, overhaul or parts manuals), data, drawings or other documents that are required to be maintained during the Lease Term under the terms of the Lease Agreement, by the Aviation Authority, the Approved Maintenance Program, Airframe Manufacturer, Engine Manufacturer or the manufacturer of any Part and those that are provided to Lessee or otherwise maintained during the Lease Term with respect to the Aircraft (including, without limitation, the Airframe, any Engine, the APU and Parts).

            2.5.1.3 Updates or additions to any of the foregoing and renewals, revisions and replacements to any of the foregoing from time to time created or obtained in accordance with the Lease Agreement, applicable Law or otherwise.

               2.5.1.3.1  In the English language.

               2.5.1.3.2 Current and up-to-date (through subscription to Airframe Manufacturer and Engine Manufacturer update services and with all documents and records unique to the Aircraft to be maintained unique to the Aircraft).

               2.5.1.3.3 In conformity with the rules of the Aviation Authority and with normal practices of first class commercial air carriers.

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               2.5.1.3.4  So that such documentation:

                  2.5.1.3.4.1 Accurately discloses the location of each Engine and Part not installed on the Airframe.

                  2.5.1.3.4.2 Accurately records the amount of time consumed and/or the cycles of use (as appropriate) of the Airframe, each Engine and all Parts (including the APU) and all work performed thereon.

                  2.5.1.3.4.3 Contains accurate back-to-birth records of (1) all life-limited Parts installed on the Aircraft and (2) all life-limited Parts installed on the Aircraft by Lessee.

         2.5.2 Any Aircraft Documentation not already owned by Lessor, when and as created or obtained by Lessee, shall thereupon become the property of Lessor.

       2.6  OPERATION.

         2.6.1 Lessee shall not operate the Aircraft (or permit the operation of the Aircraft) in violation of any Law of any Government Entity having jurisdiction, in violation of the Approved Maintenance Program, any manufacturer's operating manuals, recommendations or instructions or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such Government Entity.

         2.6.2 Lessee shall not operate or locate the Aircraft or permit the Aircraft to be operated or located (1) outside of the Permitted Jurisdictions,
(2) on routes other than those approved by the government of the State of Registration between destinations in the Permitted Jurisdictions, (3) in any area excluded from coverage by any insurance policy in effect or required by the terms of the Lease Agreement or in any war zone or in any recognized or threatened area of hostilities (without Lessor's consent) and unless fully covered to the satisfaction of Lessor by war-risk and allied perils insurance or
(4) outside the U.S. for periods which, in the aggregate, would result in the Aircraft being physically located outside the U.S. more than 50% of the time during any year.

         2.6.3 Lessee shall not used, suffer or cause the Aircraft to be used for the carriage of (1) whole animals living or dead (other than living humans) except in the cargo

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compartments according to I.A.T.A. regulations and except domestic pet animals carried in suitable containers to prevent the escape of any liquid and as to ensure the welfare of the animal, (2) explosives, acids, toxic chemicals or other corrosive materials, unless the same are appropriately packaged in compliance with applicable Law, (3) nuclear fuels or wastes, (4) illegal drugs, controlled substances or the like or (5) any other goods, materials or items of cargo which are prohibited by Law or which could reasonably be expected or anticipated to cause damage to or forfeiture or seizure of the Aircraft.

         2.6.4 Lessee shall not use, or permit the use of, the Aircraft for testing or for training, qualifying or reconfirming the status of flight crew members other than employees of Lessee, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other Airframe Manufacturer Model 737-300 aircraft owned or operated by Lessee.

         2.6.5 Notwithstanding anything herein to the contrary, Lessee shall not install, and shall not permit the installation of, any Engine on any airframe that is not an Airframe Manufacturer Model 737-300 airframe.

       2.7  INSIGNIA.

      Lessee shall affix and at all times maintain in respect of the Airframe and each Engine and the APU a fireproof and legible identification plate of a reasonable size, in the location specified below, that contains the following legends or any other legend requested from time to time by Lessor in writing:

         2.7.1 In the case of the Airframe, in the upper sill of the left-hand forward entry door, adjacent to Airframe Manufacturer's plate, "THIS AIRCRAFT IS OWNED BY BOULLIOUN AIRCRAFT HOLDING COMPANY, INC. AND IS HELD UNDER LEASE BY FRONTIER AIRLINES, INC."

         2.7.2 In the case of each Engine, in a clearly visible place in close proximity to the manufacturer's plate, "THIS ENGINE IS OWNED BY BOULLIOUN AIRCRAFT HOLDING COMPANY, INC. AND IS HELD UNDER LEASE BY FRONTIER AIRLINES, INC."

         2.7.3 In the case of the APU, in a clearly visible place in close proximity to the manufacturer's plate, "THIS APU IS OWNED BY BOULLIOUN AIRCRAFT HOLDING COMPANY, INC. AND IS HELD UNDER LEASE BY FRONTIER AIRLINES, INC.".

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       2.8  COSTS OF MAINTENANCE, OPERATION, ETC.

         2.8.1  IN GENERAL.

         Lessee shall pay all costs incurred in the operation of the Aircraft for profit or otherwise during the Lease Term, including the costs and expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing fees, navigation fees, airport charges, passenger service and any and all other expenses or claims of any kind or nature, directly or indirectly incurred or imposed in connection with or related to the acceptance, delivery, nondelivery, lease, sublease, charter, subcharter, deregistration, reregistration, possession, use, presence, existence, operation, condition, storage, preparation, installation, testing, manufacture, design, modification, alteration, maintenance, repair, re-lease, sale, return, transportation, transfer, exportation, importation, abandonment or other disposition of the Aircraft, the Airframe, any Engine or engine or Part or any other thing delivered under the Lease Agreement during the Lease Term.

         2.8.2  PAYMENT OF FLIGHT CHARGES.

         Without limiting the effect of Section 6.2.3 of the Lease Agreement, Lessee shall pay promptly upon the same becoming due and payable all Flight Charges incurred by Lessee whether in respect of the Aircraft or any other aircraft of Lessee, except to the extent being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material danger of the sale, forfeiture or loss of the Airframe, any Engine or any Part or any interest therein. Upon Lessor's written request, Lessee shall provide to Lessor a list of the airports to which Lessee operates the Aircraft and, if also reasonably so requested by Lessor, any other aircraft operated by Lessee. Upon Lessor's written request, Lessee shall authorize Lessor (or its designee) to confirm the status of Lessee's payment of Flight Charges at such airports or with any other Government Entity specified by Lessor.

       2.9  INSPECTION.

         2.9.1  MAINTENANCE SCHEDULE.

         During the Lease Term, Lessee shall furnish Lessor such information concerning the location, condition, maintenance, use

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and operation of the Aircraft as Lessor may reasonably request. Lessee shall provide Lessor with maintenance schedules relating to the Aircraft from time to time as such schedules are adjusted or updated. Lessee shall give Lessor reasonable prior notice of the date of, and any change in the date of, any Major Checks, in order to enable Lessor, or its agents, representatives or designees, to inspect the Aircraft at the time and place any such Major Checks occur.

         2.9.2  REASONABLE INSPECTIONS.

         At all reasonable times (including during Major Checks), Lessor's personnel and/or its authorized representatives (including the personnel and/or authorized representatives of a potential Follow-On Operator) may (at Lessor's expense, or if such inspection is made in connection with or following a Default, at Lessee's expense) inspect the Airframe and Engines and inspect and make copies of the books and records of Lessee relating to the Airframe and Engines and the maintenance of the Airframe and Engines (including any Aircraft Documentation, the Approved Maintenance Program, and also including, for the avoidance of doubt, any airworthiness directive and service bulletin compliance records, component life status reports, and the then-current aircraft configuration), and if such inspection is made at the time of any maintenance operation, such Persons may inspect behind any panels, bays or other apertures that have already been opened in the course of such maintenance operation, provided that, so long as no Event of Default shall have occurred and be continuing, no exercise of such inspection right shall unreasonably interfere with the normal operation or maintenance of the Aircraft by Lessee and provided that if during any Major Check Lessor detects or observes any corrosion or other condition requiring repair under the Approved Maintenance Program, and such corrosion or other condition is not limited to the then-open panels, bays or other components of the Aircraft, Airframe or Engine, then Lessor shall be entitled to require Lessee to open, or cause to be opened, such additional panels as may be necessary to identify, correct, repair or defer such corrosion or condition in accordance with the Approved Maintenance Program, the 737 Structural Repair Manual and the Corrosion Prevention Manual.

         2.9.3  NO DUTY TO INSPECT.

         Lessor shall not have a duty to make any such inspection nor shall it incur any liability or obligation by reason of making or not making any such inspection.

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    SECTION 3.  MAINTENANCE RESERVE PAYMENTS.

       3.1  MAINTENANCE RESERVE AMOUNTS.

         3.1.1  MAINTENANCE RESERVE AMOUNTS.

         Lessee shall pay to Lessor on the tenth day of each calendar month, commencing on the tenth day of the calendar month following the Delivery Date, and ending on the tenth day of the calendar month following the last day of the Lease Term, the amounts set forth below:

            3.1.1.1  AIRFRAME RESERVE AMOUNT.

            In respect of the Airframe, the Airframe Reserve Amount for each Airframe Flight Hour that the Airframe is operated during the preceding calendar month.

            3.1.1.2  ENGINE RESERVE AMOUNT.

            In respect of each Engine, the Engine Overhaul Reserve Amount for each Engine Flight Hour that each Engine is operated during the preceding calendar month.

            3.1.1.3  ENGINE LIFE-LIMITED PARTS RESERVE AMOUNT.

            In respect of life-limited Parts installed in each Engine, the Engine Life Limited Part Reserve Amount for each Engine Flight Hour completed by such Engine during the preceding calendar month.

            3.1.1.4  LANDING GEAR RESERVE AMOUNT.

            In respect of the Landing Gear, the Landing Gear Reserve Amount for each Airframe Flight Hour that the Airframe is operated during the preceding calendar month.

            3.1.1.5  APU RESERVE AMOUNT.

            In respect of the APU, the APU Reserve Amount for each Airframe Hour that the Airframe is operated during the preceding calendar month, provided that the APU Reserve Amount shall not accrue or be payable if Lessee enters into an APU maintenance agreement acceptable to Lessor on or prior to June 30, 1997.

Frontier Lease Agreement (MSN 28760)
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Execution Copy                       -19-

         3.1.2  ASSUMED HOUR-TO-CYCLE RATIO AMOUNT.

         The Dollar amounts referred to in this Section 3.1 are based upon the Assumed Hour-to-Cycle Ratio. If, from time to time during the Lease Term, the actual ratio falls below or rises above this assumed level by more than 0.1 during any twelve month period, the relevant Dollar amounts shall be adjusted upwards or downwards to reflect such actual ratio, the amount of such adjustment to be determined by mutual agreement of Lessor and Lessee after prompt, good faith negotiation.

         3.1.3  RESERVE INFLATION FACTOR.

         Each of the Dollar amounts set forth in this Section 3.1.1 (as may have been previously adjusted pursuant to the preceding paragraph, and as adjusted pursuant to this paragraph shall be adjusted on the anniversary of the Delivery Date each year during the Lease Term by multiplying (1) such Dollar amount by
(2) the Reserve Inflation Factor.

       3.2  REIMBURSEMENT.

         3.2.1  AIRFRAME REIMBURSEMENT.

         Lessor shall, subject to Section 3.4 of this Schedule 1 and if no Default has occurred and is then continuing, reimburse Lessee from the Airframe account for the actual costs incurred by Lessee in respect of labor and materials consumed during the Airframe (excluding APU and Landing Gear) "7C/SI" or equivalent) including the cost of defect rectification (but excluding components, (unless they are scheduled to be overhauled at that check and their lives are fully restored) and any maintenance resulting from design faults or damage covered by warranty or caused by accidental damage, foreign objects, faulty maintenance or operational mishandling).

         3.2.2  ENGINE REIMBURSEMENT.

         Lessor shall, subject to Section 3.4 of this Schedule 1 and if no Default has occurred and is then continuing, reimburse Lessee for the cost of a scheduled Basic Shop Visit pursuant to the Approved Maintenance Program, from the appropriate Engine account and for such amounts as are equal to the costs incurred by Lessee for such Basic Shop Visit, including replacement of life-limited parts and components that are scheduled for overhaul or replacement at that Basic Shop Visit and for the portion of

Frontier Lease Agreement (MSN 28760)
Schedule 1
Execution Copy                       -20-
unscheduled overhauls that replace work which would have been carried out at the time of a scheduled removal or overhaul (but excluding any maintenance resulting from design faults or damage covered by warranty or caused by accidental damage, foreign objects, faulty maintenance or operational mishandling).

         3.2.3  APU REIMBURSEMENT.

         Lessor shall, subject to Section 3.4 of this Schedule 1 and if no Default has occurred and is then continuing, reimburse Lessee from the APU account, if any, the actual costs incurred by Lessee in respect of labor and materials consumed during a scheduled Basic Shop Visit for the APU, including the cost of defect rectification (but excluding any maintenance resulting from design faults or damage covered by warranty or caused by accidental damage, foreign objects, faulty maintenance or operational mishandling).

         3.2.4  LANDING GEAR REIMBURSEMENT.

         Lessor shall, subject to Section 3.4 of this Schedule 1 and if no Default has occurred and is then continuing, reimburse Lessee from the Landing Gear account the actual costs incurred by Lessee in respect of labor and materials consumed during any scheduled Landing Gear Overhaul, including the cost of defect rectification (but excluding any maintenance resulting from design faults or damage covered by warranty or caused by accidental damage, foreign objects, faulty maintenance or operational mishandling).

       3.3  ACCOUNT BALANCES.

       Lessor shall keep a notional running account in respect of the Airframe, each Engine (with overhaul and life limited parts sub-accounts), the APU and the Landing Gear to which shall be credited all amounts in respect thereof received under Section 3.1 hereof and debited all sums paid in respect thereof by Lessor to, or on behalf of, Lessee under Sections 3.2.

       3.4  NO NEGATIVE BALANCES.

       Lessor shall not be obliged to pay any sum under Sections 3.2 of this
Schedule 1 to the extent the amount requested would exceed the lesser of (1) the balance in the relevant notional account at and as of the time the relevant check, Basic Shop Visit or Landing Gear Overhaul was completed and (2) the balance

Frontier Lease Agreement (MSN 28760)
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Execution Copy                       -21-
of such notional account at the time Lessor is required pursuant to this Section 3 to make a payment to Lessee in respect of such request. In any case in which the amount paid to Lessee is not sufficient to pay the cost of such check, Basic Shop Visit or Landing Gear Overhaul, to such extent Lessee shall be obligated to meet such costs from its own resources. No shortfall may be carried forward or made the subject of any further claim for reimbursement.

       3.5  RIGHTS IN RESERVES.

       For the avoidance of doubt, it is agreed and acknowledged that the amounts in the accounts referred to in Section 3.3 of this Schedule 1 are the sole and exclusive property of Lessor and Lessor shall be entitled to retain absolutely any credit balance, including any interest thereon, on the accounts referred to in Section 3.3 of this Schedule 1 remaining after any expiration or termination of the Lease Term, except as set forth in Section 10.2 of the Lease Agreement.

       3.6  PAYMENTS.

       Lessee shall promptly submit to Lessor detailed and substantiated labor and material invoices for all maintenance for which reimbursement is sought under this Section 3 and in any event, not later than the 30th day following receipt by Lessee of such invoices from the Approved Maintenance Provider and any parts supplier (or, if such maintenance is performed by Lessee, not later than the 30th day following completion of such maintenance). Lessor shall pay to Lessee all amounts reimbursable hereunder promptly upon its receipt of such invoices. In the event that any payment otherwise due to Lessee is not paid to Lessee as the result of any Default then continuing, Lessor shall pay such amount to Lessee promptly upon Lessee's having cured such Default, but only if no other Default shall be then continuing.

    SECTION 4.  RETURN OF THE AIRCRAFT.

       4.1  DATE AND LOCATION OF RETURN.

       Not later than the end of the Lease Term, subject only to Section 10.2 of the Lease Agreement, Lessee, at its own risk, cost and expense, shall return the Aircraft, including the Airframe, the Engines, all Parts thereof and the Aircraft Documentation to Lessor at the Return Location in accordance with

Frontier Lease Agreement (MSN 28760)
Schedule 1
Execution Copy                       -22-
the provisions of the Lease Agreement, including this Schedule 1, and the other Operative Documents.

       4.2  CONDITION OF AIRCRAFT.

       At Return, Lessee shall, at its sole risk, cost and expense, procure that the Aircraft is free and clear of all Liens (other than Lessor Liens) and that the Aircraft complies in all respects with the conditions and requirements set forth in the Lease Agreement, including Annex 1 to this Schedule 1, and the other Operative Documents.

       4.3  FINAL INSPECTION.

         4.3.1 No less than 120 days prior to commencement of the Return, Lessee shall provide Lessor with written notice of the date of, and a reasonably complete plan for the content of, the Final Maintenance and shall give Lessor further written notice of the date of, and any changes to the plan for, the Final Maintenance. During such Final Maintenance, the Aircraft, including the Aircraft Documentation, shall be made available to Lessor and/or Lessor's agents, representatives and designees (each, an "Inspecting Party") for ground inspection by the Inspecting Parties at Lessee's facilities or such other location as may be agreed by Lessor and Lessee. No less than 60 days prior to the end of the Lease Term, Lessee shall make available to the Inspecting Parties such documentation regarding the condition, use, maintenance, operation and history of the Aircraft during the Lease Term as Lessor may reasonably request. The Final Inspection shall include the procedures set forth in Annex 1 to this
Schedule 1. During the Final Inspection, Lessor's personnel shall have the right to reasonably request that additional panels or areas be opened in order to allow further inspection by any Inspecting Party. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the Final Maintenance and the other inspections and checks as contemplated in this Section 4 and Annex 1 to this Schedule 1 and otherwise permit Lessor to determine that the Aircraft, including the Aircraft Documentation, is in the condition required under the Operative Documents.

         4.3.2 Promptly after such inspections, except as otherwise agreed in writing by Lessor and Lessee, any discrepancies from the Aircraft return condition requirements set forth in this Section 4, and any discrepancies that must be

Frontier Lease Agreement (MSN 28760)
Schedule 1
Execution Copy                       -23-
corrected in order to comply with the Approved Maintenance Program, which shall include clearing of all deferred maintenance items, shall be corrected by Lessee at its cost prior to the operational ground check described in Section 4.4 of this Schedule 1.

       4.4  OPERATIONAL GROUND CHECK.

         4.4.1  Promptly after the correction of any discrepancies pursuant to
Section 4.3 of this Schedule 1, Lessee shall conduct an operational ground check of the Aircraft in accordance with the procedures set forth in the Approved Maintenance Program and Airframe Manufacturer's maintenance manual criteria for the purpose of demonstrating to the reasonable satisfaction of Lessor the operation of the systems, including, if required and at Lessee's cost, a full fuel tank leak check, audible ignition check (both systems), pitot and static systems check and hydraulic system internal leak check.

         4.4.2 Promptly after the operational ground check, except as otherwise agreed in writing by Lessor and Lessee, any discrepancies from the Aircraft return condition requirements set forth in this Section 4, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program and Airframe Manufacturer's maintenance manual criteria, shall be corrected by Lessee at its cost prior to the demonstration flight described in Section 4.5 of this Schedule 1.

       4.5  DEMONSTRATION FLIGHT.

         4.5.1  Immediately following the operational ground check pursuant to
Section 4.4 of this Schedule 1, but prior to Lessor's technical acceptance of the Aircraft, Lessee shall, using its own pilots, carry out for the Inspecting Parties a demonstration flight in the Aircraft in accordance with such procedures as may be mutually agreed between Lessor and Lessee, which shall be no less stringent than the procedures used in Airframe Manufacturer's predelivery flight test, to demonstrate the proper functioning of the Aircraft systems and components within limits and/or guidelines established by the relevant manufacturers and the Aviation Authority. Such flight shall continue for the duration necessary to perform such check flight procedures, but for a period not exceeding two hours of flying time.

         4.5.2  Except as otherwise agreed in writing by the

Frontier Lease Agreement (MSN 28760)
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Execution Copy                       -24-

Lessor or Lessee, promptly following such demonstration flight, any deficiencies from the Aircraft return condition requirements set forth in this Section 4, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program and Airframe Manufacturer's maintenance manual and to achieve the proper functioning of the Aircraft systems and components, shall be corrected by Lessee at its cost prior to Return.

       4.6  TECHNICAL ACCEPTANCE.

       Upon completion of the Final Inspection and, unless otherwise agreed in writing by Lessor and Lessee, correction of any discrepancies or deficiencies required to be corrected by Lessee prior to Return, Lessor shall execute and deliver to Lessee, a Return Acceptance Certificate which shall, for all purposes hereof, constitute complete, irrevocable and absolute evidence of Lessor's acceptance of the Aircraft, except as validly noted in the Return Acceptance Certificate. Notwithstanding such technical acceptance, Lessee shall remain liable for the performance of all of its payments and other obligations hereunder.

       4.7  FAILURE TO RETURN AIRCRAFT.

       If Lessee shall, for any reason whatsoever, fail to return the Aircraft at the time or in the condition specified herein or return of the Aircraft is not accepted by Lessor (in its sole discretion) because of Lessee's failure to meet the requirements of this Section 4, the obligations of Lessee provided in the Lease Agreement and each other Operative Document to which Lessee is a party (including the obligation to pay Rent) shall continue in effect with respect to the Aircraft, and the Lease Term shall, unless earlier terminated in accordance with the Lease Agreement, be deemed to be extended until Return of the Aircraft to Lessor, provided that this Section 4.7 shall not be construed as permitting or authorizing Lessee to fail to meet, or consenting to or waiving any failure by Lessee to perform, Lessee's obligation to return the Aircraft in accordance with the requirements of the Lease Agreement.

       4.8  TRANSITION.

       Lessor intends to lease or sell the Aircraft to another Person at the end of the Lease Term and in order to facilitate such lease or sale of the Aircraft, Lessee agrees to cooperate

Frontier Lease Agreement (MSN 28760)
Schedule 1
Execution Copy                       -25-
with Lessor and to otherwise assist Lessor by, upon Lessor's request:

         4.8.1 Allowing inspections of the Aircraft by the Follow-On Operator (without interrupting any scheduled flight or the Final Maintenance) and, specifically, inspections necessary to determine compliance with the return requirements set forth in this Section 4.

         4.8.2 Scheduling the Return of the Aircraft and the Final Inspection in a manner that will allow for a simultaneous delivery of the Aircraft to the Follow-On Operator.

         4.8.3 Providing Aircraft Documentation and the Aircraft Maintenance Program (including work cards) so that the Follow-On Operator can effect the transition of the Aircraft from the Approved Maintenance Program to the maintenance program of the Follow-On Operator.

         4.8.4 Performing maintenance or modifications to the Aircraft as reasonably requested by Lessor (subject to agreeing compensation and scheduling with Lessee).

       4.9  INDEMNITY.

       Lessor hereby assumes liability for and shall fully indemnify and hold harmless Lessee and its Affiliates on demand and shall keep Lessee and its Affiliates fully indemnified at all times and on an after-tax basis from and against all Expenses arising directly or indirectly from any injuries to or deaths of Lessor's representatives or loss of or damage to property of Lessor or its representatives or designees during the inspections described in this
Section 4. Lessor shall obtain from any Follow-On Operator or any other Inspecting Party for the benefit of Lessee a similar undertaking prior to participation by such Follow-On Operator in any such inspections.

       4.10 STORAGE UPON RETURN.

       Upon written request of Lessor received at least 15 days prior to the end of the Lease Term, or upon demand of Lessor pursuant to Section 13.1 of the Lease Agreement, Lessee shall extend the Lease Term for a period of up to 60 days and, during such period, continue to maintain and insure the Aircraft, maintain the registration of the Aircraft and otherwise comply with Lessee's obligations hereunder, provided that no Basic Rent

Frontier Lease Agreement (MSN 28760)
Schedule 1
Execution Copy                       -26-
shall be payable with respect to such period and Lessee shall not operate the Aircraft during such period. Upon five days' written notice given during such period, Lessee shall return the Aircraft pursuant hereto. Lessor and Lessee shall agree an appropriate fee to be paid to Lessee for such extension, such fee to be a reasonable estimate of Lessee's incremental cost in continuing to lease the Aircraft during such period.

      4.11  DEFERRED DISCREPANCY CORRECTION.

      Lessor may, at its sole option, accept delivery of the Aircraft and any discrepancies found during the ground inspection, operational ground check and operational test flight set forth in this Section 4 that were not corrected by Lessee prior to return of the Aircraft to Lessor may be corrected by Lessor or its designee after return of the Aircraft, at Lessee's cost and expense, provided that this Section 4.11 shall not be construed as permitting or authorizing Lessee to fail to meet, or consenting to or waiving any failure by Lessee to perform, Lessee's obligation to return the Aircraft in accordance with the requirements of the Lease Agreement. Lessor shall consult with Lessee regarding the identity of its designee for accomplishing such discrepancy corrections. Lessee shall reimburse Lessor for the expenses incurred by Lessor in accomplishing such discrepancy corrections within 30 days of the date of Lessor's invoice therefor.

Frontier Lease Agreement (MSN 28760)
Schedule 1
Execution Copy                        -27-

                                                   Annex 1 to
                                                   Schedule 1 to
                                                   Lease Agreement
                                                   (MSN 28760)

                                  ANNEX 1 TO
                                  SCHEDULE 1
                               RETURN CONDITIONS

Capitalized terms used but not defined herein (or in any annex hereto) shall have the respective meanings, and shall be interpreted and construed in the manner, set forth in the Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), between Boullioun Aircraft Holding Company, Inc. and Frontier Airlines, Inc., to which this document is an annex to a schedule.

   SECTION 1.  CONDITION OF AIRFRAME AND ENGINES.

   On the last day of the Lease Term, the Aircraft shall conform to Boeing Detail Specification D6-38604-26-V-II, except as changed as required or permitted pursuant to the Lease Agreement or any other Operative Document, and shall:

      1.1  GENERAL REQUIREMENTS.

      Have been operated, maintained and repaired in accordance with the Lease Agreement, have all of its components and systems functioning in accordance with relevant manufacturer's specifications and comply with the requirements of Attachment 1 to this Annex 1.

      1.2  CONDITION PERMITTING COMMERCIAL OPERATION.

      Be in a condition permitting immediate commercial passenger and cargo revenue service by Lessee under the applicable operating regulations of the Aviation Authority.

      1.3  EXPORT MATTERS.

      (1) Have, and be in compliance with, at Lessor's option, (a) a valid export certificate of airworthiness (or its equivalent) or (b) a valid certificate of airworthiness (or its equivalent), in either case, issued by the Aviation Authority and (2) have and be in compliance with all necessary export

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -1-
certificate and other documents allowing for immediate export of the Aircraft from the Lessee Jurisdiction.

      1.4  FINAL AIRFRAME CHECK.

      With respect to the Airframe, have accomplished immediately after removal from service and immediately prior to delivery to Lessor the completion of the next numbered "C" check in accordance with Airframe Manufacturer's Maintenance Planning Document in respect of the Aircraft under the Approved Maintenance Program (which check shall incorporate all lower-level checks and any special repair items or special inspections (including CPCP items) as well as inspections that have a frequency less than such "C" check) and the Airframe shall not have been operated more than 30 months since the last "7C/SI" check or its equivalent (including CPCP items) (with the effect that no Major Check for the Airframe shall be required under the Approved Maintenance Program for either 18 months or 3,600 Airframe Flight Hours) and the Airframe shall have no less than 12,000 Airframe Flight Hours until the next heavy structural inspection. For the avoidance of doubt, Lessee is required to perform a "7C/SI" ("D" check) check during the Lease Term. The final "C" check shall include removal and overhaul of all seats, replacement of damaged, discolored or severely worn seat suits and cushions and other work to insure that such seats are in good operating condition. If reasonably requested by Lessor, the Aircraft carpeting shall be replaced at the Final Maintenance. If not accomplished at the preceding "7C/SI" check, the forward and aft galley and lavatories shall, at the Final Maintenance, be removed and a full corrosion inspection shall be accomplished of the floor beams, and the other structure in these and the door areas of the Aircraft. The structure of the door surround and floor area of the entry and to the centerline of the Aircraft in each cargo hold shall be removed for inspection of the structure.

      1.5  ADS, SERVICE BULLETINS, ETC.

      (1) Be in compliance on a terminating basis with all Required Modifications where (a) in the case of ADs and other Aviation Authority-required Modifications, the mandatory compliance date for which action on such basis falls during the Lease Term or 12 months after the Return and (b) in the case of alert SBs, the issuance date thereof is during the Lease Term, and (2) have no required inspection under any such outstanding

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -2-

AD, alert SB or instruction due within either (a) as applicable, 3,000 hours, 2,000 cycles or 12 months or (b) a full inspection period whichever is less, provided that, in the case of both clauses (1) and (2), in the event that Lessee has obtained a waiver or deviation from the Aviation Authority, Airframe Manufacturer or from any such manufacturer from having to comply with any such Required Modification or inspection, Lessee shall, irrespective of such waiver or deviation, comply with all such Required Modifications and inspections prior to the Return. In the case of each such Required Modification, Lessor shall reimburse Lessee for the cost of such modification pursuant to Section 2.2.1 of
Schedule 1 to the Lease Agreement as if such modification fell within the scope of such section, provided further that if Lessor shall be so required to reimburse Lessee, Lessee shall, prior to performing such modification, provide Lessor with at least 20 Business Days written notice of Lessee's intent to perform such modification together with a detailed cost estimate, and Lessor may, within such 20 Business Day period, elect to have Lessee not perform such modification.

      1.6  ENGINE CONDITION.

      Have neither Engine on watch for any reason whatsoever and all performance and operating parameters of each Engine including EGT margin and oil consumption, shall be sufficiently within the limits specified by the Engine Manufacturer so a to ensure that each Engine is fully capable of uninterrupted on-wing operation for a period of at least one year, 4,000 Engine Flight Hours and 3,000 Engine Cycles, until removal is requested for performance restoration, maintenance, inspection, repair or for any other reason which would cause the Engine to be removed. If Lessor and Lessee are unable to mutually agree the parameters or whether one year of operation remains, Lessor and Lessee shall consult a qualified CFMI engineer and agree to be bound by the determination of such engineer (the cost of such engineer to be shared equally by Lessor and Lessee).

         1.6.1  ENGINE BORESCOPE.

         Each Engine shall have had a complete (100% of all stages) video borescope inspection performed by Lessee during Final Inspection, and in the presence of the Inspecting Parties, and satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies from manufacturer or regulatory limitations, recommendations and/or tolerances found

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -3-
during such inspection.

         1.6.2  FULL-RATED PERFORMANCE.

         The Aircraft shall be capable of certificated, full-rated performance without limitations throughout the operating envelope as defined in the airplane flight manual; performance compliance will be demonstrated by one or two of the following, at Lessor's option: (1) at the time of the acceptance flight test,
(2) by on-wing static inspection and testing of the powerplants in accordance with the engine maintenance manual, (3) by test cell data (in the event an Engine is just out of test cell) or (4) by a power assurance check in accordance with the Approved Maintenance Program and Engine Manufacturer's recommendations.

      1.7  APU CONDITION.

      With respect to the APU, have no more than 3,000 APU hours since last removal and the most recent Basic Shop Visit, and shall have a video borescope inspection performed by Lessee during Final Inspection, and in the presence of the Inspecting Parties, and satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies from manufacturer or regulatory limitations, recommendations and/or tolerances found during such inspection.

      1.8  LANDING GEAR CONDITION.

      With respect to each Landing Gear, have at least 10,000 Airframe Cycles remaining until the next Landing Gear Overhaul.

      1.9  LIFE LIMITED PARTS.

      With respect to (1) all Airframe life and calendar controlled components, have a minimum of one year, and 3,000 Airframe Flight Hours and 2,000 Airframe Cycles remaining to next scheduled removal or inspection (in accordance with the Approved Maintenance Program), but (a) if a component has a life, overhaul or check interval limit that is less than the above-stated hours, cycles or calendar time requirement (in accordance with the Approved Maintenance Program), then such component shall have a full check interval remaining and (b) "on-condition" and "condition-monitored" components shall be serviceable and shall have no indication of incipient faults and (2) no Engine life-

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -4-
limited parts shall have less than 2,000 Engine Cycles remaining until the next scheduled removal or replacement.

      1.10  TIRES AND BRAKES.

      Have full treads on each of the tires (with not more than three re-caps) and have remaining not less than 50 percent service wear life on each brake.

      1.11  PAINT.

      Have all Lessee's markings and logos removed and be properly stripped and painted all white, and after such painting Lessee shall balance the rudder in accordance with Airframe Manufacturer procedures.

      1.12  SERVICE BULLETIN KITS.

      Have all service bulletins for which kits have been received or manufactured by Lessee for the Aircraft, in each case, at least 120 days prior to the Return installed on the Aircraft prior to Return (with all other such kits received or manufactured by Lessee after such time to be shipped by commercial carrier to a location specified by Lessor).

      1.13  FUEL AND OIL.

      With each fuel tank and oil tank containing the same quantity of fuel or oil as was contained in such fuel and oil tanks when the Airframe was delivered to Lessee or, in the case of differences in any such quantities, an appropriate adjustment will be made by payment to Lessor or Lessee, as appropriate, at the then-current market price at the Return Location of fuel or oil, as the case may be.

      1.14  LESSEE CERTIFICATE.

      Be accompanied by a certificate from a senior technical officer of Lessee stating and certifying that:

         1.14.1 The Aircraft has not been involved in any accidents (other than those disclosed on an annex to such certificate) during the Lease Term.

         1.14.2  All Aircraft Documentation for the Aircraft has

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -5-
been delivered with the Aircraft.

         1.14.3 The Aircraft is free of corrosion to the extent required by the Approved Maintenance Program.

         1.14.4 The Engines and APU have been completely borescoped and that either no defects exceeding the relevant manufacturer's tolerances were found or such defects have been repaired.

         1.14.5 All Required Modifications which are required by the Lease Agreement and the other Operative Documents to be incorporated in the Aircraft prior to the last day of the Lease Term have been so incorporated on the date and in the manner of described in such certificate.

         1.14.6 The completeness and accuracy of the list of engineering orders attached to such certificate reflecting any Modification to the Aircraft.

         1.14.7 The completeness and accuracy of the record of status of life-limited Parts in each Engine and, if any such Part is a replacement for a previous Part and is not a new Part, the full back-to-birth history of such replacement Part (to the extent required by the Lease Agreement).

   SECTION 2.  AIRCRAFT DOCUMENTATION.

   At Return, Lessee shall deliver to Lessor at the Return Location the Aircraft Documentation. All Aircraft Documentation provided to Lessor at time of redelivery of the Aircraft shall be listed and included as an attachment to the Return Acceptance Certificate. Lessee shall ensure that all Aircraft Documentation provided to Lessor shall be in good condition, readable and capable of being reproduced using standard reproduction processes and otherwise shall have been maintained in accordance with the Lease Agreement and the other Operative Documents. All Aircraft Documentation shall be in printed form (except only those documents which Lessee has received only in non-printed form).

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -6-

                                              Attachment 1 to
                                              Annex 1 to
                                              Schedule 1 to
                                              Lease Agreement
                                              (MSN 28760)


                     GENERAL CONDITION RETURN REQUIREMENTS

General
-------

1. The Aircraft shall (a) be clean and in good operational and physical condition by good international standards for commercial passenger service commensurate with a deep cleaning of the Aircraft, (b) be free of temporary repairs, (c) have no excessive, multiple or overlaid External Repairs, (d) have no repairs not in accordance with Airframe Manufacturer structural repair manual or approved by Airframe Manufacturer, (e) be free of damage and loose, missing or pulled fasteners, (f) be free of scratches, buckles and damage exceeding manufacturer tolerances and (g) have no deferred or hold over maintenance.

2. The Aircraft shall be free of fuel leaks, and the fuel, hydraulic and oil systems of the Aircraft, including the Engines, shall have been tested and free of any contaminants and Lessee shall provide to Lessor the results of laboratory tests of all such systems.

Fuselage, Windows and Doors
---------------------------

3. Windows shall be free of delamination, blemishes, crazing, and shall be properly sealed and free of any air leaks.

4. Doors shall be free moving, correctly rigged and be fitted with serviceable seals, and free of any air noise or leaks.

Wings and Empennage
-------------------

5.  All leading edges shall be free from significant damage.

6.  All control surfaces shall be waxed and polished.

7.  All unpainted cowlings and fairings shall be polished.

8.  Wings shall be free of fuel leaks.


Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -7-

9. With respect to the wings and horizontal stabilizer and all control surfaces, be clean, in good condition, free of dents, cracks, abrasions, stain and discoloration outside of manufacturer tolerances.

Interior
--------

10. Ceilings, sidewalls and bulkhead panels shall be clean and free of cracks and stains.

11. All carpets and seat covers shall be in good condition, clean and stain free and meet applicable fire resistance regulations as required for continued commercial operation by Lessee.

12. All seats shall be serviceable, in good condition and repainted as necessary.

13.  All signs and decals shall be clean and legible.

14. All emergency equipment having a calendar life shall have a minimum remaining life of one year or one hundred percent (100%) of its total approved life, whichever is less.

15. All passenger communication systems and entertainment systems shall be functional and in good condition.

Galleys and Galley Equipment
----------------------------

16. All galley areas shall be clean, free from food contamination and free of cracks and corrosion, and meet safety and health standards.

17. All galley areas and equipment shall be in good condition, clean, sealed, stain free and meet safety and health standards.

18. All galley structure, galley inserts and galley carts installed on the Delivery Date shall be clean, free of defects and serviceable.

Flight Deck
-----------

19. Flight deck shall be clean, free of stains and cracks, and all features shall be functional.

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -8-

20.  All decals shall be clean, secure and legible.

21. All fairing panels shall be free of stains and cracks, shall be clean, secure and repainted, as necessary.

22.  Floor coverings shall be clean and effectively sealed.

23. Seat covers shall be in good condition, clean and shall conform to applicable fire resistance regulations.

24.  Seats shall be fully serviceable and shall be repainted, as necessary.

Cargo Compartments
------------------

25. All panels shall be in good condition, properly installed, free of cracks and stains and properly sealed.

26.  All nets shall be in good condition.

27.  All decals and required notices shall be installed.

28. All doors shall be in good repair, properly functional, sealed and properly rigged.

Landing Gear and Wheel Wells
----------------------------

29. Landing gear and doors shall be clean, free of leaks and damage, properly rigged and repaired, as necessary.

30. Wheel wells should be clean, free of leaks and damage, and properly treated for corrosion prevention.

31.  All decals shall be clean, secure and legible.

32.  Wheels shall be clean and free of corrosion.

Corrosion
---------

33. The entire fuselage shall be substantially free from corrosion and shall be adequately treated and an approved corrosion prevention program shall be in operation.

34. After stripping and prior to painting as required in Annex 1 to Schedule 1 to the Lease Agreement, the exterior of the

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -9-

Aircraft shall be inspected and any corrosion, structure damage, or other defects shall be corrected in accordance with the corrosion treatment and correction criteria set forth in the 737 Structural Repair Manual and the Corrosion Prevention Manual and as recommended by Airframe Manufacturer.

35. Fuel tanks shall be free from contamination and corrosion and a tank treatment program shall be in operation.

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                        -10-

                                              Attachment 2 to
                                              Annex 1 to
                                              Schedule 1 to
                                              Lease Agreement
                                              (MSN 28760)


                      AIRCRAFT AND AIRCRAFT DOCUMENTATION
                         RETURN ACCEPTANCE CERTIFICATE


Lessor hereby accepts and acknowledges receipt from Lessee, in accordance with the terms and conditions of the Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), between Lessor and Lessee, of:

Aircraft: [______]

Airframe Manufacturer's Serial Number:  28760

APU Serial Number:  [______]

with two installed CFM56-3C-1 engines, Engine Manufacturer's Serial Numbers:

Position (1)  [_________]

Position (2)  [_________]

together with the aircraft documentation described in Supplement 1 hereto and with the operating times and cycles as accumulated on the Aircraft up to the time of redelivery as described in Supplement 2 hereto, and the loose equipment described in Supplement 3 hereto, in [return location] on [date], at

________/a.m.//p.m./
--------

Lessor and Lessee have each caused this receipt to be duly executed on the above date.

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.


By:
    Title:

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                       -11-

FRONTIER AIRLINES, INC.


By:
    Title:

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                       -12-

                                              Supplement 1 to
                                              Attachment 2 to
                                              Annex 1 to
                                              Schedule 1 to
                                              Lease Agreement
                                              (MSN 28760)


                     AIRCRAFT DOCUMENTATION

                         Identification
Title/Description           Number               Quantity

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                       -13-

                                              Supplement 2 to
                                              Attachment 2 to
                                              Annex 1 to
                                              Schedule 1 to
                                              Lease Agreement
                                              (MSN 28760)


                     AIRCRAFT STATUS AS OF ________, 19____

AIRFRAME  __________

 Serial Number:                                . . . . .
 Registration Number:                          . . . . .
 Airframe Flight Hours Since New:              . . . . .
 Airframe Cycles Since New:                    . . . . .
 Last C-Check Performed:                       . . . . .
 Flight Hours at Last C-Check:                 . . . . .
 Cycles at Last C-Check:                       . . . . .
 Last D-Check Performed:                       . . . . .
 Flight Hours at Last D-Check:                 . . . . .
 Cycles at Last D-Check:                       . . . . .
 Fuel Aboard:                                  . . . . .
 Oil Aboard:                                   . . . . .

ENGINES                                  POSITION 1    POSITION 2

 Serial Number of Original Engine*:         . . . .       . . . .
 Flight Hours Since New:                    . . . .       . . . .
 Cycles Since New:                          . . . .       . . . .
 Last Basic Shop Visit Performed (type):    . . . .       . . . .
 Flight Hours at Last Basic Shop Visit:     . . . .       . . . .
 Cycles at Last Basic Shop Visit:           . . . .       . . . .

*or Replacement Engine, if applicable

AUXILIARY POWER UNIT

 Serial Number                                       . .
 APU Hours Since New:                                . .
 APU Cycles Since New:                               . .
 Last Maintenance Visit (type):                      . .
 APU Hours at Last Basic Shop Visit:                 . .
 APU Cycles at Last Basic Shop Visit:                . .

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                       -14-

LANDING GEAR                NOSE        LMG        RMG

 Serial Number:               . .       . . .       . .
 Flight Hours Since New:      . .       . . .       . .
 Cycles Since New:            . .       . . .       . .
 Flight Hours Since OH:       . .       . . .       . .
 Cycles Since OH:             . .       . . .       . .
 Cycles Last Shop Visit:      . .       . . .       . .



TIRES AND BRAKES

    % Wear Life Remaining
    ---------------------

Nose        Tires       Brakes
----        -----       ------
 Left   . . . .
 Right  . . . .

RH Main:
-------
 Left   . . . .         . . . .
 Right  . . . .         . . . .

LH Main:
-------
 Left   . . . .         . . . .
 Right  . . . .         . . . .

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                       -15-

                                              Supplement 3 to
                                              Attachment 2 to
                                              Annex 1 to
                                              Schedule 1 to
                                              Lease Agreement
                                              (MSN 28760)


                                LOOSE EQUIPMENT

Frontier Lease Agreement (MSN 28760)
Annex 1 to Schedule 1
Execution Copy                       -16-

                                              Schedule 2
                                              Certain Transaction
                                              Specific Defined Terms
                                              Lease Agreement
                                              (MSN 28760)

                                   SCHEDULE 2
                   CERTAIN TRANSACTION SPECIFIC DEFINED TERMS
                                  (MSN 28760)


Capitalized terms used but not defined herein (or in any annex hereto) shall have the respective meanings, and shall be interpreted and construed in the manner, set forth in the Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), between Boullioun Aircraft Holding Company, Inc. and Frontier Airlines, Inc., to which this document is a schedule.

   SECTION 1.  GENERAL DEFINITIONS.

   The following terms shall have the following meanings for all purposes of this Schedule 2:

   "Airframe Manufacturer" shall mean The Boeing Company.

   "Airframe Manufacturer Purchase Agreement" shall mean Purchase Agreement No. 1922, dated as of May 1, 1996, between Airframe Manufacturer and Boullioun Aviation Services, Inc., as from time to time amended and supplemented.

   "Airframe Reserve Amount" shall mean   *   .

   "APU Reserve Amount" shall mean   *   .

   "Assumed Hour-to-Cycle Ratio" shall mean 1.5:1

   "Aviation Authority" shall mean the United States Federal Aviation Administration and any person, governmental department, bureau, commission or agency succeeding to all or any of its functions.

   "Basic Lease Term Termination Date" shall mean the seventh anniversary of the Delivery Date.

   "Business Day" shall mean a day (other than a Saturday or Sunday) on which banks are not required or authorized to close in

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -1-

Denver or Seattle or one other jurisdiction, if any, designated to Lessee by Lessor in writing from time to time.

   "Commitment Termination Date" shall mean January 31, 1999.

   "Damage Notice Threshold" shall mean US$200,000.

   "Delivery Location" shall mean a Boeing facility in the State of Washington or such other location, if any, as Lessor and Lessee shall agree in writing.

   "Engine Life Limited Part Reserve Amount" shall mean  *  .

   "Engine Manufacturer" shall mean CFM International, Inc.

   "Engine Overhaul Reserve Amount" shall mean   *   .

   "Insurance Brokers" shall mean Aon Risk Services, Inc. or any other independent firm of internationally recognized insurance brokers reasonably acceptable to Lessor.

   "Landing Gear Reserve Amount" shall mean   *   .

   "Lessee Jurisdiction" shall mean the United States.

   "Past Due Rate" shall mean a rate equal to a fluctuating rate per annum equal to 300 basis points above the Dollar prime rate in effect from time to time at the main office of Seattle First National Bank in Seattle, Washington, but, in any case, at least 9%, provided that such rate as determined from time to time shall not in any event be higher than the highest rate per annum permitted from time to time under any applicable Law.

   "Permitted Jurisdiction" shall mean any country listed in Annex 1 to this
Schedule 2.

   "Renewal Lease Term Termination Date" shall mean   *   .

   "Reserve Inflation Factor" shall mean 1.05%.

   "Return Location" shall mean an airport located in the United States designated by Lessor in writing at least 30 days prior to the last day of the Lease Term.

   "Scheduled Delivery Date" shall mean a date notified by Airframe Manufacturer as the delivery date for the Aircraft

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -2-

(local time at the Delivery Location), which delivery date is scheduled, as of the date hereof, to occur in January 1998.

   "State of Registration" shall mean the United States.

   "Stipulated Loss Value" shall mean            *  .

   "Stipulated Deductible Amount" shall mean     *  .

   "Stipulated Liability Coverage" shall mean    *  .

      SECTION 2.  BASIC RENT AND RENEWAL RENT.

      2.1  RENT AMOUNT.

      The amount referred to in Section 3.3 of the Lease Agreement is   *   ,
provided that during each of the first year and, if any, second year of any Renewal Lease Term, the amount for such year referred to in Section 3.3 of the
Lease Agreement shall be the higher of   *   .

      2.2  FAIR MARKET RENTAL.

      For purposes of this Section 2, "Fair Market Rental" shall mean the fixed monthly cash rental reasonably achievable by Lessor in the worldwide operating lease market (1) the date (the "Renewal Rent Determination Date") 13 months prior to any one year renewal period, (2) for the Aircraft, (3) from a lessee in a similar financial condition to Lessee's then current financial condition, (4) for such one year renewal period and (5) in an arms-length transaction between an informed lessee under no compulsion to lease and an informed lessor under no compulsion to lease, and shall be determined assuming that the Aircraft has been maintained in compliance with the requirements of the Lease Agreement and the other Operative Documents and complies with all Return requirements of the Lease Agreement, including the requirements of Annex 1 to Schedule 1 to the Lease Agreement.

      2.3  RENEWAL RENT DETERMINATION.

      Upon written request from Lessee at least 30 days prior to the Renewal Rent Determination Date (a "Rent Determination Request"), Lessor and Lessee shall in good faith and acting reasonably determine the Fair Market Rental. If 15 days prior to the Renewal Rent Determination Date, Lessor and Lessee cannot determine the Fair Market Rental, then the Fair Market Rental

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -3-
shall be determined by two recognized independent aircraft appraisers, one of which shall be selected by Lessee (at its expense) and one of which shall be selected by the Lessor (at its expense), or if such appraisers cannot agree, by a third independent appraiser chosen by the mutual assent of the first two appraisers (with the cost of such third appraiser to be shared equally by Lessor and Lessee). If either party shall fail to appoint an appraiser at least 11 days prior to the Renewal Rent Determination Date, or if such two appraisers cannot agree on the amount of the Fair Market Rental and fail to appoint a third appraiser at least eight days prior to the Renewal Rent Determination Date, then Lessor and Lessee shall jointly request the American Association of Equipment Lessors (or any successor organization) to appoint the relevant appraiser.

   SECTION 3.  AMOUNT OF SECURITY DEPOSIT.

   Lessor acknowledges that it has received   *   from Lessee in accordance with
that certain letter agreement, dated August 15, 1996, between its affiliate and Lessee. Lessee shall pay to Lessor, by wire transfer of immediately available Dollars to the account of Lessor specified in Schedule 4 to the Lease Agreement:

      3.1  Within five days after the date of the execution and delivery of this
Agreement by both Lessor and Lessor, the additional amount of   *   .

      3.2 Unless Lessee shall have exercised its option to provide Lessor a Letter of Credit pursuant to Section 3.5.3 of the Lease Agreement, at least five
days prior to the Scheduled Delivery Date, the additional amount of   *   .

      3.3 Unless Lessee shall have exercised its option to provide Lessor a Letter of Credit pursuant to Section 3.5.3 of the Lease Agreement, on each of the second, third and fourth Basic Rent Payment Dates, the additional amount of
*   .

   All such amounts, as held by Lessor from time to time, are referred to in the Lease Agreement and the other Operative Documents as the "Security Deposit."

    SECTION 4.  TERMINATION OF LEASE PRIOR TO DELIVERY.

      4.1  TERMINATION TRIGGERS.

      If any one or more of the following is true, then Lessor

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -4-
may, at its sole option, terminate the Lease Agreement and the other Operative Documents by notice to Lessee:

         4.1.1 A Default shall have occurred at any time (even if not then continuing).

         4.1.2 Lessee shall not have an unrestricted cash balance as of December 31, 1996 of at least * .

         4.1.3 Lessee shall not have an unrestricted cash balance as of March 31, 1997 of at least * .

         4.1.4 Lessee shall not have a tangible net worth as of December 31, 1996 in excess of * .


         4.1.5 Lessee shall not have a tangible net worth as of March 31, 1997 in excess of * .

         4.1.6 Lessee shall not have had, for the 12-month period ending December 31, 1996, total revenues in excess of * .

         4.1.7 Lessee shall not have had, for the 3-month period ending March 31, 1997, net income in excess of * .

The accounting terms used in this Section 4.1 shall be interpreted with reference to generally accepted accounting principles, as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, and as applied on a basis consistent with prior periods.

       4.2  EFFECT OF TERMINATION.

      If Lessor does so terminate the Lease Agreement and the other Operative Documents, neither Lessor nor Lessee shall have any further rights or
obligations thereunder and Lessor shall return all but   *   of the Security
Deposit then held by Lessor (and Lessor shall retain such   *   for its own
benefit and without any claim thereon by Lessee).

       4.3  COOPERATION.

      Lessee shall cooperate with Lessor, and will provide to Lessor such information (including unaudited financial statements and/or confirmation of cash balances) as may be requested by Lessor, to allow Lessor to determine as soon as practicable

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -5-
whether any of the circumstances set forth in Section 4.1 of this Schedule 2 has occurred. Lessee acknowledges and agrees that Lessor may make such determination on the basis of the information available to it from time to time and, for the avoidance of doubt, that it will not be necessary for Lessor to base any such determination on audited financial statements.

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -6-

                                                   Annex 1 to
                                                   Schedule 2
                                                   Permitted
                                                   Jurisdictions
                                                   Lease Agreement
                                                   (MSN 28760)


                             ANNEX 1 TO SCHEDULE 2
                            PERMITTED JURISDICTIONS


United States
Canada
Mexico

Frontier Lease Agreement (MSN 28760)
Schedule 2
Execution Copy                       -7-

                                              Schedule 3
                                              Delivery Conditions
                                              Lease Agreement
                                              (MSN 28760)


                                   SCHEDULE 3
                              DELIVERY CONDITIONS
                                  (MSN 28760)


Capitalized terms used but not defined herein (or in any annex hereto) shall have the respective meanings, and shall be interpreted and construed in the manner, set forth in the Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), between Boullioun Aircraft Holding Company, Inc. and Frontier Airlines, Inc., to which this document is a schedule.

On the Delivery Date, the Aircraft shall comply with Boeing Detail Specification D6-38604-26-V-II, except that the Aircraft shall (1) have an additional galley installed in the G2 position, (2) be configured in a 136 or 138 all coach configuration at a minimum 31 inch pitch and (3) include operational provisions for engine operation at 20,000 or 22,000 pounds thrust with -B1 or -B2 intermix authority.

Frontier Lease Agreement (MSN 28760)
Schedule 3
Execution Copy                       -1-

                                              Schedule 4
                                              Notice and Account
                                              Information
                                              Lease Agreement
                                              (MSN 28760)


                                  SCHEDULE 4
                        NOTICE AND ACCOUNT INFORMATION
                                  (MSN 28760)

LESSOR ADDRESS:

Boullioun Aircraft Holding Company, Inc.
500 - 108th Avenue N.E., 25th Floor
Bellevue, Washington  98004
Attention:  Secretary
Facsimile:  206-450-1581
Telephone:  206-454-3106

LESSOR ACCOUNT:

Bank:                              Seattle First National Bank
                              701 Fifth Avenue
                              Seattle, Washington  98104
ABA Number:                   125000024
Account Name:                 Boullioun Aircraft Holding Company, Inc.
Account Number:                    63506513
Contact:                      Karol Bankston or Betty Batayola
Telephone:                         (206) 358-2919
Facsimile:                         (206) 358-7134
Reference:                         Frontier Airlines

LESSEE ADDRESS:

Frontier Airlines, Inc.
12039 E. 46th Avenue, Suite 200
Denver, Colorado  80239
Attention:  Arthur T. Voss
Facsimile:  303-371-7007
Telephone:  303-371-7400

Frontier Lease Agreement (MSN 28760)
Schedule 4
Execution Copy                       -1-

LESSEE ACCOUNT:

Bank:                              Colorado National Bank
                              8401 E. Belleview
                              Denver, Colorado  80237
ABA Number:                   102000021
Account Name:                 Frontier Airlines, Inc.
Account Number:                    194310671392
Contact:                      James K. Edwards
Telephone:                         303-773-0715
Facsimile:                         303-290-8671

Frontier Lease Agreement (MSN 28760)
Schedule 4
Execution Copy                       -2-

                                              Schedule 5
                                              Tax Matters
                                              Lease Agreement
                                              (MSN 28760)


                                  SCHEDULE 5
                                  TAX MATTERS


Capitalized terms used but not defined herein (or in any annex hereto) shall have the respective meanings, and shall be interpreted and construed in the manner, set forth in the Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), between Boullioun Aircraft Holding Company, Inc. and Frontier Airlines, Inc., to which this document is a schedule.

    SECTION 1.  LESSEE LIABILITY.

    Lessee shall pay or cause to be paid, and on written demand shall indemnify and hold harmless each Tax Indemnitee from and against, any and all Taxes howsoever imposed or levied on or asserted against, from time to time, any Tax Indemnitee, Lessee, the Aircraft, Airframe or any Engine or any Parts or any interest therein by any Government Entity on, with respect to, based on or measured by:

       1.1 The acceptance, rejection, delivery, ownership, nondelivery, lease, sublease, charter, transport, subcharter, registration, deregistration, reregistration, possession, repossession, presence, operation, location, condition, use or non-use, control, airworthiness, overhaul, replacement, existence, storage, preparation, installation, testing, manufacture, design, modification, alteration, maintenance, repair, re-lease, sale, return, transfer, exportation, importation, abandonment or other disposition of, or the imposition of any Lien on, the Aircraft, the Airframe, any Engine or engine or Part or any other thing delivered under the Lease Agreement or any other Operative Document or interest therein (or the incurrence of any liability to refund or pay over any amount as the result of any such Lien);

       1.2 The rentals, receipts or earnings from, or other amounts payable by Lessee in connection with, the Aircraft, Airframe or any Engine or Parts thereof or interest therein.

Frontier Lease Agreement (MSN 28760)
Schedule 5
Execution Copy                       -1-

       1.3 The Aircraft, Airframe or any Engine or any Parts thereof or interest therein (including, without limitation, title or a security interest therein) or any data or any other thing delivered or to be delivered under the Operative Documents.

       1.4 Otherwise with respect to or in connection with the execution, delivery, enforcement, amendment or supplement to the Operative Documents or the transactions contemplated by the Operative Documents.

    SECTION 2.  EXCLUSIONS FROM LESSEE'S LIABILITY.

    The provisions of Section 1 of this Schedule 5 shall not apply to:

       2.1 Taxes that are imposed on a Tax Indemnitee by any Government Entity (other than a Government Entity in the Lessee Jurisdiction, in the State of Registration (if different) or in the jurisdiction of Lessee's principal place of business (if different)) and that are based on, or measured by, net income of any Tax Indemnitee (notwithstanding the foregoing, Section 1 of this Schedule 5 shall apply to, and the Tax Indemnitees shall be indemnified against, any such Taxes (1) which are in the nature of sales, use, rental, ad valorem, license, property or value-added Taxes, (2) which are imposed by the U.S. federal government as a result of any improvement, alteration, repair, replacement or modification of the Aircraft or (3) to the extent such Taxes would not have been imposed by such Government Entity upon such Tax Indemnitee but for (a) the occurrence of any of the transactions contemplated by the Operative Documents in such jurisdiction, (b) the registration use, operation or location of the Aircraft in such jurisdiction or (c) the activities of Lessee or any successor, assign or Affiliate of Lessee or any user of the Aircraft in such jurisdiction.

       2.2 Sales, use or similar transfer Taxes imposed on a Tax Indemnitee upon any voluntary or involuntary transfer or disposition (other than any transfer pursuant to any exercise of remedies in connection with an Event of Default, pooling arrangement, Event of Loss or any deemed transfer caused by Lessee or any user of the Aircraft) by such Tax Indemnitee of any equitable or legal interest in the Aircraft, Airframe, any Engine or any Part to any Person other than Lessee or any Affiliate of Lessee.

       2.3  So long as no Default has occurred and is continuing,

Frontier Lease Agreement (MSN 28760)
Schedule 5
Execution Copy                       -2-

Taxes to the extent incurred with respect to any act occurring after the later of (1) expiration or earlier termination of the Lease Agreement and (2) the (a) return of possession of the Aircraft in accordance with Section 4 of Schedule 1 or (b) sale or other transfer of the Aircraft following an Event of Loss with respect to the Aircraft in accordance with Section 10 of the Lease Agreement; provided, however, that the exclusion set forth in this Section 2.3 shall not apply to the extent such Taxes relate to periods prior to, or events occurring or matters arising prior to or in connection with, such expiration, termination or sale.

       2.4 Taxes caused solely by activities of such Tax Indemnitee unrelated to the transaction contemplated by the Operative Documents.

       2.5  Taxes attributable to Lessor's Liens.

       Each of the Lessor and Lessee shall cooperate and use reasonable best efforts to avoid or minimize any Taxes imposed by any taxing authority worldwide.

    SECTION 3.  NO REDUCTION FOR WITHHOLDING, ETC.

    All payments by Lessee to Lessor under this Agreement or any other Operative Document, whether in respect of Rent, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of setoff, counterclaim, duties, Taxes, charges, wages or otherwise whatsoever), unless the withholding or deduction is required by Law, in which event Lessee shall:

       3.1 Forthwith pay to Lessor such additional amount so that the net amount received by Lessor after the deduction or withholding will equal the full amount which would have been received by it had no such deduction or withholding been made.

       3.2 Pay to the relevant Taxing Authorities within the period for payment permitted by applicable Law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this Section 3.

       3.3 Furnish to Lessor, within the period for payment permitted by applicable Law, an official receipt of the relevant

Frontier Lease Agreement (MSN 28760)
Schedule 5
Execution Copy                       -3-
taxation or other authorities involved for all amounts deducted or withheld as aforesaid or, if no such receipt is issued, a certificate of deduction or equivalent evidence thereof.

The parties shall cooperate to find a solution eliminating any withholding or deduction on account of Taxes which could be required after the date hereof in respect of any amounts due under the Lease Agreement or any other Operative Documents provided that Lessor is not thereby required to incur any material cost or liability that is not covered by an indemnity.

    SECTION 4.  REPORTS.

    Lessee will provide promptly upon request such information as may be reasonably requested by a Tax Indemnitee or required to enable a Tax Indemnitee to timely and properly fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Documents, including, without limitation, those requirements that relate to Taxes based on or measured by the total time the Aircraft is located in a particular place irrespective of whether the Aircraft is there for revenue, maintenance or storage purposes. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Schedule 5, Lessee shall timely file the same (except for any such report, return or statement which such Tax Indemnitee intends to file or for income tax returns or any other return, report or statement which the Tax Indemnitee is required by Law to file in its own name). Lessee shall either file such report, return or statement and send a copy of such report, return or statement to the Tax Indemnitee or, where Lessee is not permitted to file such report, return or statement, it shall notify such Tax Indemnitee of such requirement and prepare and deliver such report, return or statement to such Tax Indemnitee in a manner satisfactory to such Tax Indemnitee no later than 30 Business Days prior to the time such report, return or statement is to be filed. Lessee shall hold each Tax Indemnitee harmless from and against any liabilities, including, without limitation, penalties, late payment charges, notary charges, additions to tax, fines and interest arising out of any failure to timely file or inaccuracy in any such return, statement, report or information if such failure to timely file or inaccuracy is attributable in whole or in part to Lessee's failure to fulfill its obligations hereunder. Lessee shall not have any right to examine the tax returns of any Tax Indemnitee. Lessee agrees to use its best efforts to obtain official receipts indicating the payment by it of all foreign

Frontier Lease Agreement (MSN 28760)
Schedule 5
Execution Copy                       -4-
income and withholding Taxes that are subject to indemnification under this
Schedule 5 and shall promptly deliver to the relevant Tax Indemnitee each such receipt obtained by Lessee. Each Tax Indemnitee will give prompt notice to Lessee of any liability of which such Tax Indemnitee has knowledge for which Lessee is, or may be, liable under this Schedule 5, provided that failure to give such notice will not prejudice or otherwise affect any of the rights of such Tax Indemnitee under this Schedule 5 except to the extent Lessee's successful defense of any such liability is prejudiced or otherwise affected thereby.

    SECTION 5.  PAYMENT.

    Upon written demand of the Tax Indemnitee, Lessee shall pay any Tax for which it is liable pursuant to this Schedule 5 in immediately available funds directly to the appropriate Government Entity or to such Tax Indemnitee, but in no event shall such payment be required more than five Business Days prior to the date such Tax is due. Any such demand for payment from a Tax Indemnitee shall specify, in reasonable detail, the calculation of the amount of the payment and the facts upon which the right to payment is based and shall be verified upon the request and at the expense of Lessee by the independent accountants for Lessor. The verification by the independent accountants for Lessor should be conducted at Lessor's cost if the calculation was incorrect by more than 10%. Each Tax Indemnitee shall promptly forward to Lessee any notice, bill or advice in the nature of a notice or bill received by it concerning any Tax. As soon as practical after each payment of any Tax by Lessee directly to any Government Entity, Lessee shall furnish the appropriate Tax Indemnitee with the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnitee. Lessee shall also furnish promptly upon request such data as any Tax Indemnitee may require to enable such Tax Indemnitee to comply with the requirements of any taxing jurisdiction.

Frontier Lease Agreement (MSN 28760)
Schedule 5
Execution Copy                       -5-

                                                                Exhibit A
                                                                Lease Supplement
                                                                Lease Agreement
                                                                (MSN 28760)

                                   EXHIBIT A
                                LEASE SUPPLEMENT
                                  (MSN 28760)


LEASE SUPPLEMENT (MSN 28760) NO. [___], dated as of [_______], 199[__] (this "Lease Supplement"), between Boullioun Aircraft Holding Company, Inc. ("Lessor") and Frontier Airlines, Inc. ("Lessee").

                                   RECITAL:

Lessor and Lessee have entered into Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), which provides for the execution and delivery from time to time of Lease Supplements (this and all other capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease Agreement) substantially in the form hereof in accordance with the terms thereof.

                                  AGREEMENT:

In consideration of the foregoing premises, and for other good and valuable consideration the adequacy of receipt of which is hereby acknowledged, and pursuant to Section [2], [10.3] [__] of the Lease Agreement, Lessor and Lessee hereby agree as follows:

[Section 1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease Agreement as hereby supplemented, the following described aircraft (the "Aircraft"):


_______________________
This Lease Supplement has been executed in several counterparts. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security

Frontier Lease Agreement (MSN 28760)
Exhibit A
Execution Copy                       -1-
interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease Agreement, such Person on the signature page thereof.

Frontier Lease Agreement (MSN 28760)
Exhibit A
Execution Copy                       -2-

One Boeing Model 737-36Q airframe bearing manufacturer's serial number 28760, together with (a) two CFM International, Inc. CFM56-3C-1 engines bearing manufacturer's serial numbers [_______] and [_______], respectively, (b) APU bearing manufacturer's serial number [______] and (c) the Aircraft Documentation. Each such engine has 750 or more rated takeoff power or its equivalent.

Section 2. The "Delivery Date" for all purposes of the Lease Agreement is the date set forth in the opening paragraph of this Lease Supplement.

Section 3.  The Lease Term shall commence on the Delivery Date.

Section 4. Lessee hereby confirms its agreement to pay Rent throughout the Lease Term in the amounts, to the Persons and otherwise in accordance with the provisions of Section 3 of the Lease Agreement and in accordance with the other provisions of the Lease Agreement and the other Operative Documents.

Section 5. Lessee hereby confirms to Lessor that Lessee has accepted the Aircraft for all purposes hereof, of the Lease Agreement and the other Operative Documents.]

[Section 1. The following-described property has been installed on and made a part of the Aircraft and is the property of Lessor and is hereby made subject to the Lease Agreement:

[Describe property]]

Section [6.][2.] This Lease Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

Section [7.][3.] THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THAT STATE BETWEEN CITIZENS OF THAT STATE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE WITHOUT REFERENCE TO ANY RULES GOVERNING CONFLICTS OF LAWS.

Frontier Lease Agreement (MSN 28760)
Exhibit A
Execution Copy                       -3-

Lessee and Lessor have caused this Lease Supplement to be executed by their respective officers as of the day and year first above written.

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.

By:
    Title:


FRONTIER AIRLINES, INC.

By:
    Title:


              [THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.]

   [RECEIPT OF THIS ORIGINAL COUNTERPART OF THE FOREGOING LEASE SUPPLEMENT IS
         HEREBY ACKNOWLEDGED ON THIS ____ DAY OF ______________, 1996.


BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.

By:
    Title:

Frontier Lease Agreement (MSN 28760)
Exhibit A
Execution Copy                       -4-

                                                                 Exhibit B
                                                                 Certificate of
                                                                 Insurance
                                                                 Lease Agreement
                                                                 (MSN 28760)

                                   EXHIBIT B
                       FORM OF CERTIFICATE OF INSURANCE

CERTIFICATE OF INSURANCE

Issued by
AON RISK SERVICES
123 N. Wacker Drive
Chicago, IL  60606
(312) 701-4249

THIS IS TO CERTIFY TO:   Boullioun Aircraft Holding Company, Inc.
                              ("Lessor")

                         [Lender] ("Lender")
______________________________________________________
that insurers, each for his own part and not one for the other, have issued the policies described below to:

NAME OF INSURED:         Frontier Airlines, Inc.
                         12015 East 46th Street
                         Denver, CO  80239
_____________________________________________________________
Effective 12:01 a.m., June 7, 1996 and to expire 12:01 a.m., June 7, 1997, Standard Time at Place of Issue

                       DESCRIPTIVE SCHEDULE

GEOGRAPHICAL LIMITS:   Worldwide*

INSURANCE COVERAGES    A)  All Risks (Ground and Flight) Aircraft Hull Insurance

                       B)  Aircraft Hull War Risks Insurance, including Spares
                         in Transit

                       C)  Aircraft Liability and
                         Comprehensive General Liability Bodily

Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                       -1-

                                   Injury (Including Passengers), Including
                                   War Liability in accordance with AVN
                                   52C, Property Damage, Non-Owned Aircraft
                                   Liability, Personal Injury, Baggage,
                                   Hangarkeepers Liability, Comprehensive
                                   General Liability (including Premises,
                                   Products, and Completed Operations and
                                   Contractual)

LIMITS OF LIABILITY:             A)    Maximum Agreed Value:   *
                                    Subject to deductible of $250,000 (not
                                    applicable in the event of Total
                                 Loss/Constructive Total Loss)

                                 B)    Maximum Agreed Value:   *

                                 C)    Combined Single Limit for Bodily Injury
                                   (including passengers and non-passengers),
                                   Property Damage and Personal Injury other than Bodily Injury (with respect to Passengers only); $500,000,000 any one occurrence. As respects Personal Injury (other than Bodily Injury) to Third Parties other than passengers; $25,000,000 any one occurrence, any one offense, in the aggregate annually.

QUOTA SHARE INSURERS:  EXHIBIT A

AIRCRAFT DESCRIPTIONS: Boeing 737-300, Mfg. Serial No. TBD,. Valued:   *

* As respects Coverage B-Hull War Risks insurance, the geographical limits of the policy are: U.S.A., Canada, Mexico, and Caribbean excluding Cuba, Columbia, and Haiti.

To the extent required, but only in connection with the Aircraft Lease Agreement dated as of December 12, 1996, The "Lease Agreement") between Frontier Airlines, Inc. and Lessor such insurance is as afforded shall apply as follows:

1. Lessor and Lender and their respective directors, officers, agents and employees are included as Additional Insureds under all liability policies with respect to the Aircraft Lease, as their respective interests may appear, but without

Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                       -2-
     liability imposed on the Additional Insureds to pay premiums. Lessor and Lender are included as Additional Insured under all hull policies and either Lessor or Lender, as determined pursuant to the Lease Agreement, will be sole loss payee.

2. Provision has been made for prior written notice to the Additional Insureds shown above in the event of cancellation, lapse or material change affecting the interest of any Additional Insureds and shall not be effective as to any Additional Insureds until thirty (30) days after receipt by such Additional Insureds of such notice (seven (7) days in the case of war risk and allied perils coverage).

3. As to the respective interests of each Additional Insured designated herein, the insurance afforded by the policies shall not be invalidated or impaired by any action or inaction of Frontier Airlines, Inc. or any other person, or any breach or violation of any warranties, declarations or conditions in the policy.

4. Such insurance as is afforded by such policies shall be primary without right of contribution by any insurance carried by any Additional Insured.

5. The Insurers waive any right of set-off (including without limitation or unpaid premiums) recoupment or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured.

6. The policies contain a standard cross liability and severability of interest clause which protects each insured as though a separate policy were issued to each insured containing all the coverages described in this certificate except with respect to limits of liability.

7. The insurers waive their rights of subrogation with respect to this lease against Lessor and each other additional insured.

8.   Spares All Risk coverage is included as follows:
     $20,000,000 any one location and one occurrence
     $10,000,000 any one transit
     $20,000,000 any one engine
     A deductible of $10,000 applies to each and every loss.

Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                       -3-

9. The Hull All Risks Insurers and the Hull War Risks and Allied Perils Insurers have agreed to a "50/50" settlement clause pursuant to the terms of AVS103.

10.  A hull loss will be settled and paid in accordance with the Lease Agreement

If prior Certificates have been issued, the Certificate cancels and supersedes all such Certificates.

Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                       -4-

The above insurers have authorized AON RISK SERVICES, INC. OF ILLINOIS as insurance brokers, to issue this certificate on their behalf. AON RISK SERVICES, INC. OF ILLINOIS has no obligation or liability of any kind in respect of the above policies. The coverage evidenced in this certificate of insurance is subject to all policy exclusions, conditions and terms.

                                    AON RISK SERVICES, INC.
                                    OF ILLINOIS


________________, 1996              _________________________
      DATE                                  AUTHORIZED SIGNATURE


Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                        -5-

                                   EXHIBIT A
                            FRONTIER AIRLINES, INC.


INSURER/ADDRESS                                    POLICY NUMBER

As respects Hull & Liability:

AIG                                          HL0532550-02
1175 Peachtree Street, NE
Atlanta, GA  30361

Underwriters at Lloyd's of London            A00324A96
Nicholson Leslie Aviation
P.O. Box 615, Beaufort House
15 St. Botolph Street
London, England EC3A 7QQ

CIGNA                                             ATA-015411
127 John Street, 8th Floor
New York, NY  10272

Assurance France Aviation                         96-0577
46 rue Notre Dame Des Victoiores
75002 Paris France

Somerset Aviation, Inc.                      A0944/01/96
3102 Oaklawn Avenue, Suite #880
Dallas, TX  75219

Mutual Marine Office                              MMO-15186AV596
330 Madison Avenue, 7th Floor
New York, NY  10016


AS RESPECTS HULL DEDUCTIBLE
(B737-300'S ONLY)

CIGNA                                              ATD-015362
127 John Street, 8th Floor
New York, NY  10272


The subscribing Insurer's obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual

Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                       -6-
subscriptions. The subscribing insurers are not responsible for the subscription of an co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

Frontier Lease Agreement (MSN 28760)
Exhibit B
Execution Copy                       -7-

                                                                 Exhibit C
                                                                 Broker's Letter
                                                                 Lease Agreement
                                                                 (MSN 28760)


                                   EXHIBIT C
                            FORM OF BROKER'S LETTER


______________, 1996


Boullioun Aircraft Holding Company, Inc.
500 108th Avenue NE
Twenty-Fifth Floor
Bellevue, Washington 98004

[Lender]

RE: Aircraft Lease Agreement, dated as of December 12, 1996, between Boullioun Aircraft Holding Company, Inc., as Lessor, and Frontier Airlines, Inc., as Lessee

Dear Sirs:

This report is furnished pursuant to Section 11 of the captioned Aircraft Lease Agreement. We are independent insurance brokers and in that capacity have placed certain aviation insurance coverages for Frontier Airlines, Inc. We hereby certify that all coverage afforded by the policies listed in the Descriptive Schedule of the Certificate of Insurance dated as of [_________], are in effect at the date hereof and that all premiums due as of the date hereof have been paid. We have reviewed Section 11 of the captioned Lease Agreement, and it is our opinion that the coverages required by Section 11 of the Lease Agreement, are included in the coverages afforded by the policies listed in the Descriptive Schedule of the:

     CERTIFICATE OF INSURANCE DATED AS OF _______, 1996 ISSUED BY AON RISK SERVICES OF ILLINOIS, INC., ON BEHALF OF UNDERWRITERS.

It is further our opinion that the coverages afforded by these policies are the risks that are customarily insured against by U.S. air carriers and said coverages are in substantially similar

Frontier Lease Agreement (MSN 28760)
Exhibit C
Execution Copy                       -1-
forms, customarily carried by U.S. air carriers and comply with Section 11 of the Lease Agreement.

We agree to provide prompt written notice to the parties noted above in the case of any lapse or material change in the amount or type of coverage, any default in the payment of any premium or of any other act or omission on the part of Frontier Airlines, Inc. of which we have knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance set forth herein and, in the event of non-renewal, reduction, lapse or termination or any adverse material change in the amount or type of coverage, in writing at least thirty
(30) days prior to the expiration date or termination of any such coverage, or as respects the coverages provided under the War Risk Insurance, seven (7) days prior written notice.

If there are any question in this regard, please contact me immediately.

Sincerely,


Michael H. McCray

Frontier Lease Agreement (MSN 28760)
Exhibit C
Execution Copy                       -2-

                                                                 Exhibit D
                                                                 Legal Opinion
                                                                 Lease Agreement
                                                                 (MSN 28760)


                                   EXHIBIT D


[Intentionally Left Blank]


Frontier Lease Agreement (MSN 28760)
Exhibit D
Execution Copy                       -1-

                                                                 Exhibit E
                                                                 Assignment
                                                                 Lease Agreement
                                                                 (MSN 28760)

                                   EXHIBIT E
                              FORM OF ASSIGNMENT

ASSIGNMENT, dated as of [__________], 199[__] (this "Assignment"), between Boullioun Aircraft Holding Company, Inc. ("Lessor") and Frontier Airlines, Inc. ("Lessee").

                                   RECITALS:

1. Lessor and Lessee have entered into that certain Lease Agreement (MSN 28760), dated as of December 12, 1996 (the "Lease Agreement"), pursuant to which Lessor shall lease to Lessee the Aircraft (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease Agreement).

2. As a condition precedent to Lessor's obligation to lease the Aircraft to Lessee, Lessor requires that certain rights of Lessee with regard to insurances be assigned to Lessor as continuing security for Lessee's obligations under the Lease Agreement and under each other Operative Document.

                                  AGREEMENT:

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

   SECTION 1.  ASSIGNMENT.

   To secure the payment and performance of the obligations of Lessee under the Lease Agreement and under each other Operative Document ("Lessee's Obligations"), Lessee hereby grants Lessor a first priority security interest in the following property:

      1.1 All of Lessee's rights and benefits under the policies and contracts of insurance required to be effected and maintained under the Lease Agreement (other than liability insurance) as such are from time to time so effected and maintained (the "Insurances").

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy

      This Assignment has been executed in several counterparts. To the extent, if any, that this Assignment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Assignment may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease Agreement, such Person on the signature page thereof.

      1.2 All monies or other compensation from time to time receivable by Lessee or any other person (other than by Lessor) in respect of the requisition for hire, requisition of title, acquisition, capture, deprivation, detention, condemnation, confiscation or other use or seizure of the Aircraft ("Requisition Compensation").

      1.3  All proceeds from the foregoing.

   SECTION 2.  NOTICE TO INSURERS.

   On the Delivery Date and from time to time thereafter upon the written request of Lessor, Lessee shall cause the Insurance Broker, on behalf of the insurers issuing the Insurances, to acknowledge and return to Lessor any notice of assignment issued to the Insurance Broker by Lessor in the form of Annex A hereto.

   SECTION 3.  RIGHTS OF LESSOR.

   Upon the occurrence and during the continuance of a Default, Lessor shall have all the rights, powers and remedies conferred upon similar secured parties by any relevant law and/or conferred on Lessor by this Assignment, including the power to initiate and settle any insurance claim or any claim for Requisition Compensation and to direct the payor of such claim to pay Lessor directly. Lessee agrees that Lessor's statement in writing that a Default has occurred shall constitute conclusive evidence as between Lessor and the Insurance Broker and the insurers that a Default has in fact occurred and is continuing. All proceeds received by Lessor pursuant to this Assignment shall be held and applied pursuant to the Lease Agreement and thereafter applied against Lessee's Obligations as and when due. At such time as there shall not be continuing any Default, such proceeds shall be paid to Lessee to the extent not applied in accordance with the preceding sentence. In furtherance of Lessor's rights hereunder,

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy                       -2-

Lessee shall deliver to Lessor on the Delivery Date an irrevocable power of attorney in the form of Annex B hereto, which power of attorney Lessor shall not use except after the occurrence and during the continuance of an Event of Default.

   SECTION 4.  COUNTERPARTS.

   This Assignment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

   SECTION 5.  GOVERNING LAW.

   THIS ASSIGNMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THAT STATE BETWEEN CITIZENS OF THAT STATE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE WITHOUT REFERENCE TO ANY RULES GOVERNING CONFLICTS OF LAWS.

   Lessee and Lessor have caused this Assignment to be executed by their respective officers as of the day and year first above written.

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.



By:
    Title:


FRONTIER AIRLINES, INC.



By:
    Title:


              [THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.]

[RECEIPT OF THIS ORIGINAL COUNTERPART OF THE FOREGOING ASSIGNMENT IS HEREBY ACKNOWLEDGED ON THIS ____ DAY OF ______________, 1996.

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy

BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.



By:
    Title:

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy

                                                                 Annex A to
                                                                 Exhibit E to
                                                                 Lease Agreement
                                                                 (MSN 28760)


                             ANNEX A TO EXHIBIT E
                             NOTICE OF ASSIGNMENT


By an Assignment, dated as of [_____________], 19[__] (the "Assignment"), between Boullioun Aircraft Holding Company, Inc. ("Lessor") and Frontier Airlines, Inc. ("Lessee") (a copy of the Assignment being attached hereto), Lessee assigned to Lessor all of Lessee's rights and benefits under the Insurances (which do not include any liability policies) and the proceeds therefrom as continuing security for Lessee's Obligations. Your attention is directed to Section 3 and the requirement that a Default have occurred and be continuing prior to the exercise by the Lessor of certain of its rights under the Assignment. Capitalized terms used but not defined herein having the respective meanings ascribed thereto or incorporated by reference in the Assignment.

Date:  [__________], 199[__]



BOULLIOUN AIRCRAFT HOLDING COMPANY, INC.



By:
    Title:


Acknowledged:
[BROKER], on behalf of the
insurers issuing the Insurances



By:
    Title:


[appropriate formalities]

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy                       -5-

                                                                 Annex B to
                                                                 Exhibit E to
                                                                 Lease Agreement
                                                                 (MSN 28760)

                            [LETTERHEAD OF LESSEE]

                             ANNEX B TO EXHIBIT E
                         IRREVOCABLE POWER OF ATTORNEY


Frontier Airlines, Inc. ("Grantor") hereby irrevocably makes, constitutes, and appoints Boullioun Aircraft Holding Company, Inc. ("Attorney") Grantor's true and lawful attorney from time to time to act in its name, place and stead:

1. To initiate, process, prosecute, settle and/or collect any insurance claims arising under any insurances maintained with respect to the one Boeing Model 737-36Q airframe bearing manufacturer's serial number 28760, together with two CFM56-3C-1 engines bearing manufacturer's serial numbers [_______] and [_______] (the "Aircraft").

2. To negotiate, execute (under seal or hand, as appropriate) and deliver any agreements, documents, instruments or certificates (with such amendments thereto (if any) as Attorney determines may be required), and take such actions which may be necessary or appropriate, to initiate, process, prosecute, settle and/or collect any and all claims arising under any insurances maintained with respect to the Aircraft.

3. Otherwise to negotiate, execute (under seal or hand, as appropriate) and deliver any agreements, documents, instruments or certificates, take any and all actions, incur any obligations and do any and all things which Attorney may deem necessary or advisable, in its sole discretion, in order to effectuate the purposes of this power of attorney, as determined by Attorney in its sole discretion.

Grantor undertakes to indemnify Attorney against all costs, claims, expenses and liabilities howsoever incurred by Attorney from time to time in connection herewith and further undertakes to ratify and confirm from time to time whatsoever Attorney shall do or cause to be done in or by virtue of this Power of Attorney.

Grantor hereby further grants unto Attorney full power and

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy                       -6-
authority to substitute and appoint in its place one or more attorney or attorneys to exercise for it as attorney or attorneys of Grantor any or all of the powers and authorities hereby conferred and to revoke any such appointment from time to time and substitute or appoint any other or others in the place of such attorney or attorneys as Attorney shall from time to time think fit (and any such other shall be an "Attorney" for all purposes hereof).

This Irrevocable Power of Attorney cannot be revoked by Grantor and any recipient of a photocopy of this Irrevocable Power of Attorney may act in reliance hereon without question or inquiry as to the currency or validity hereof or otherwise.

THIS IRREVOCABLE POWER OF ATTORNEY SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION AND VALIDITY, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO POWERS OF ATTORNEY GRANTED IN THAT STATE BY A CITIZEN OF THAT STATE AND USED WHOLLY WITHIN THAT STATE WITHOUT REFERENCE TO ANY RULES GOVERNING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the Lessee has caused this Irrevocable Power of Attorney to be duly executed on _______________, 19[__].

FRONTIER AIRLINES, INC.



By:
    Title:



[Formalities]

Frontier Lease Agreement (MSN 28760)
Exhibit E
Execution Copy                       -7-

                                                          Exhibit F
                                                          Aircraft Status Report
                                                          Lease Agreement
                                                          (MSN 28760)


                                   EXHIBIT F
                            AIRCRAFT STATUS REPORT

----------------------------------
MONTH ENDING:
----------------------------------

AIRFRAME
             ------------          ------------              -------------
AIRCRAFT S/N                  TYPE                      REG.
             ------------          ------------              -------------


                    -------------                               ------------
TOTAL FLIGHT HOURS                                 TOTAL CYCLES
                    -------------                               ------------
FLT. HOURS FOR                                 CYCLES FOR MONTH
MONTH
                    -------------                               ------------


                    -------------                               ------------
DATE AND TIME                                  APPROX. DATE AND
LAST "C" CHECK                                    TIME NEXT "C"
                                                          CHECK
                    -------------                               ------------


ENGINES                      ENGINE 1                 ENGINE 2
S/N                  ______________________________________________________
TOTAL FLIGHT HRS     ______________________________________________________
TOTAL CYCLES         ______________________________________________________
FLIGHT HRS FOR MONTH ______________________________________________________
CYCLES FOR MONTH     ______________________________________________________
TIME/CYCLES SLSV     ______________________________________________________
CURRENT LOCATION     ______________________________________________________

TECHNICAL ACTIVITY DURING RELEVANT PERIOD

1.  Major Maintenance (including C-Check or Structural check)
2.  ADs complied with
3. Other significant Damages, Repairs or Modifications - indicate cause or reason

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Frontier Lease Agreement (MSN 28760)
Exhibit F
Execution Copy                       -1-

Frontier Lease Agreement (MSN 28760)
Exhibit F
Execution Copy                       -2-

                                                                Exhibit G
                                                                Letter of Credit
                                                                Lease Agreement
                                                                (MSN 26962)


                                   EXHIBIT G
                                LETTER OF CREDIT

______________, 1996


Letter of Credit No. _______


[Lessor]
[Address]

Attention:  [______]


Dear Sir or Madam:

We hereby establish in your favor, at the request and for the account of Frontier Airlines, Inc. (the "Company"), our irrevocable letter of credit in the amount of US$[________] (the "Stated Amount") available against presentation of
(a) a sight draft drawn on us dated on or before the date of such presentation and in the form of the Exhibit A hereto and (b) a certificate dated the date of such draft in the form of Exhibit B hereto, in each case, signed by an individual being or purporting to be your authorized representative.

Such presentation must be made on a Business Day to our Letter of Credit Department in [New York] at [Bank's address] (Facsimile Number: [__________]; Confirmation Number: [______________])) on or before [___________] or if such date is not a Business Day, then on or before the following Business Day. "Business Day" means a day other than a Saturday, a Sunday or a day on which banks are required or authorized to be closed in New York, New York. Any such presentation may be made by means of telefacsimile and we shall be entitled to rely thereon as if such draft and certificate were presented in person, provided such draft and certificate are in conformity with the requirements for the same as set forth herein, but for the requirement of an original signature. In addition, any draft and certificate

Frontier Lease Agreement (MSN 28760)
Exhibit G
Execution Copy                       -1-
hereunder may be presented by mail, express courier (e.g., DHL) or in person.

A draft presented hereunder may be in an amount of up to the Stated Amount. More than one draft may be presented hereunder, subject to the aggregate amount of such drafts not exceeding the Stated Amount.

We hereby agree with you that each draft presented hereunder in compliance with the terms hereof will be duly honored by our payment to you (or in accordance with your instruction) of the amount of such draft in immediately available funds:

(a) not later than 3:00 p.m., [New York] time, on the day such draft is presented to us as aforesaid, if such presentation is made to us at or before 12:00 noon, [New York] time, or

(b) not later than 3:00 p.m., [New York] time, on the Business Day following the day such draft is presented to us as aforesaid, if such presentation is made to us after 12:00 noon, [New York] time.

Upon the earlier of (a) [__________], and (b) irrevocable payment by us of the entire Stated Amount (in one or more drawings), this Letter of Credit shall automatically terminate.

Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), ICC Publication No. 500 (the "UCP"). Notwithstanding Article 17 of the UCP, if this Letter of Credit expires during an interruption of business as described in said Article 17, we agree to effect payment if a drawing is made against this Letter of Credit within thirty (30) days after the resumption of business.

Notwithstanding Article 48 of the UCP, this Letter of Credit may be transferred and assigned in its entirety more than once.

Upon request, but no more than once in any thirty day period, we will confirm to you in writing that this Letter of Credit is in full force and effect and is enforceable against us in accordance with its terms.

This Letter of Credit sets forth in full the terms of our undertaking and shall not in any way be modified, amended or amplified by reference to any documents instruments or agreements

Frontier Lease Agreement (MSN 28760)
Exhibit G
Execution Copy                       -2-
referred to herein, or in which this Letter of Credit is referred to or to which this Letter of Credit relates and any such

Frontier Lease Agreement (MSN 28760)
Exhibit G
Execution Copy                       -3-
reference shall not be deemed to incorporate herein by reference any such documents, instruments and agreements.

Very truly yours,

[BANK]


By
   Name:
   Title:

Frontier Lease Agreement (MSN 28760)
Exhibit G
Execution Copy                       -4-

                                                             Exhibit A to
                                                             Letter of Credit
                                                             No. _______________


                                  SIGHT DRAFT



Irrevocable Letter of Credit No:  ____        Date of Draft: _______, 19__


To the Order of [Lessor]

Pay                                       [_____________] DOLLARS

At SIGHT by wire transfer of such amount to the account of [_________] at [Bank, Address] (ABA number: [___________]; account number: [__________])

DRAWN UNDER [ISSUING BANK] LETTER OF CREDIT NO. __________

TO:  [ISSUING BANK]
     [Presentment Address]


[LESSOR]


By:
   Name:
   Title:


[Endorse on back]

Frontier Lease Agreement (MSN 28760)
Exhibit G
Execution Copy                       -5-

                                                             Exhibit B to
                                                             Letter of Credit
                                                             No. _______________


                              DRAWING CERTIFICATE

Irrevocable Letter of Credit No.____
------------------------------------

     The undersigned, a duly authorized representative of [Lessor] ("Beneficiary"), hereby certifies to [ISSUING BANK] (the "Bank") with reference to Irrevocable Letter of Credit No. [__________] (the "Letter of Credit"), issued by the Bank in favor of Beneficiary, as follows:

     1. Beneficiary is presenting a sight draft herewith to draw funds under the Letter of Credit in the amount of US$[__________].

     2. Demand for payment under the Letter of Credit is being made prior to the expiration thereof.

     3. An Event of Default has occurred and is continuing under that certain Lease Agreement (MSN 28760), dated as of December 12, 1996, between Boullioun Aircraft Holding Company, Inc. and Frontier Airlines, Inc.

     IN WITNESS WHEREOF, Beneficiary has caused this certificate and the accompanying draft to be executed as of the [__________] day of [__________], 199__.


[LESSOR]


By:
   Name:
   Title:


Frontier Lease Agreement (MSN 28760)
Exhibit G
Execution Copy                       -6-